UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22698

KraneShares Trust

(Exact name of registrant as specified in charter)

280 Park Avenue, 32nd Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

Jonathan Krane

KraneShares Trust

280 Park Avenue, 32nd Floor

New York, New York 10017

(Name and address of agent for service)

Copy to:

Stacy L. Fuller

K&L Gates LLP

1601 K Street NW

Washington, DC 20006-1600

Registrant’s telephone number, including area code: (212) 933-0393

Date of fiscal year end: March 31, 2024

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act, as amended (the “Act”) [17 CFR § 270.30e-1], is attached hereto.

Annual Report

KraneShares CSI China Internet ETF

KraneShares Bosera MSCI China A 50 Connect Index ETF

KraneShares MSCI All China Index ETF

KraneShares MSCI One Belt One Road Index ETF

KraneShares Emerging Markets Consumer Technology Index ETF

KraneShares MSCI China Clean Technology Index ETF

KraneShares Electric Vehicles and Future Mobility Index ETF

KraneShares MSCI All China Health Care Index ETF

KraneShares Asia Pacific High Income Bond ETF

KraneShares MSCI Emerging Markets ex China Index ETF

KraneShares CICC China 5G & Semiconductor Index ETF

KraneShares Value Line® Dynamic Dividend Equity Index ETF

KFA Mount Lucas Managed Futures Index Strategy ETF

KraneShares SSE STAR Market 50 Index ETF

KraneShares Hang Seng TECH Index ETF

KraneShares S&P Pan Asia Dividend Aristocrats Index ETF

KraneShares Dynamic Emerging Markets Strategy ETF

KraneShares Global Luxury Index ETF

March 31, 2024

The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s website at https://www.sec.gov.

A description of the policies and procedures that KraneShares Trust uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month year ended June 30, are available (i) without charge, upon request, by calling 855-857-2638; and (ii) on the Commission’s website at https://www.sec.gov.

Fund shares may only be purchased or redeemed from a Fund in Creation Unit aggregations. Investors who cannot transact in Creation Units of a Fund’s shares must buy or sell Fund shares in the secondary market at their market price, which may be at a premium or discount to a Fund’s net asset value, with the assistance of a broker. In doing so, the investor may incur brokerage commissions and may pay more than net asset value when buying Fund shares and receive less than net asset value when selling Fund shares.

Shareholder Letter (Unaudited)

Dear Shareholders:

We are pleased to provide you with the Annual Report for the following exchange-traded fund series of the KraneShares Trust:

●	KraneShares CSI China Internet ETF (KWEB)

●	KraneShares Bosera MSCI China A 50 Connect Index ETF (KBA)

●	KraneShares MSCI All China Index ETF (KALL)

●	KraneShares MSCI One Belt One Road Index ETF (OBOR)

●	KraneShares Emerging Markets Consumer Technology Index ETF (KEMQ)

●	KraneShares MSCI China Clean Technology Index ETF (KGRN)

●	KraneShares Electric Vehicles & Future Mobility Index ETF (KARS)

●	KraneShares MSCI All China Health Care Index ETF (KURE)

●	KraneShares Asia Pacific High Income Bond ETF (KHYB)

●	KraneShares MSCI Emerging Markets ex China Index ETF (KEMX)

●	KraneShares CICC China 5G & Semiconductor Index ETF (KFVG)

●	KraneShares SSE STAR Market 50 Index ETF (KSTR)

●	KraneShares Hang Seng TECH Index ETF (KTEC)

●	KraneShares S&P Pan Asia Dividend Aristocrats Index ETF (KDIV)

●	KraneShares Dynamic Emerging Markets Strategy ETF (KEM)

●	KraneShares Global Luxury Index ETF (KLXY)

Together, KWEB, KBA, KALL, OBOR, KEMQ, KGRN, KARS, KURE, KHYB, KEMX, KFVG, KSTR, KTEC, KDIV, KEM and KLXY comprise the Trust’s China Suite (the “Funds”).

For the 12-month Period ended March 31, 2024 (“Period”), unless otherwise indicated, the Funds delivered the following returns:

Fund	Fund Return (%)**	Market Price Return (%)**	Underlying Index Return (%)**		Morningstar Peer Group Median Return (%)**
KraneShares CSI China Internet ETF (KWEB)	-14.48	-14.37	-14.44	(a)	-17.56	(1)
KraneShares Bosera MSCI China A 50 Connect ETF(KBA)	-15.78	-15.59	-15.23	(b)	-17.56	(1)
KraneShares MSCI All China Index ETF (KALL)	-15.09	-15.54	-16.63	(c)	-17.56	(1)
KraneShares MSCI One Belt One Road Index ETF (OBOR)	-3.41	-3.23	-2.12	(d)	3.79	(2)
KraneShares Emerging Markets Consumer Technology Index ETF (KEMQ)	-2.47	-2.41	-2.75	(e)	10.23	(3)
KraneShares MSCI China Clean Technology Index ETF (KGRN)	-28.17	-28.57	-27.69	(f)	-17.56	(1)

Shareholder Letter (Unaudited) (continued)

Fund	Fund Return (%)**		Market Price Return (%)**		Underlying Index Return (%)**		Morningstar Peer Group Median Return (%)**
KraneShares Electric Vehicles and Future Mobility Index ETF (KARS)	-25.91		-26.13		-24.95	(g)	21.56	(4)
KraneShares MSCI All China Health Care Index ETF (KURE)	-29.10		-28.72		-28.43	(h)	-17.56	(1)
KraneShares Asia Pacific High Income Bond ETF (KHYB)	6.81		6.58		N/A	^	9.60	(5)
KraneShares MSCI Emerging Markets ex China Index ETF (KEMX)	18.67		18.07		20.51	(i)	10.23	(3)
KraneShares CICC China 5G & Semiconductor Index ETF (KFVG)	-17.85		-16.72		-17.24	(j)	-17.56	(1)
KraneShares SSE STAR Market 50 Index ETF (KSTR)	-35.46		-35.57		-32.51	(k)	-17.56	(1)
KraneShares Hang Seng TECH Index ETF (KTEC)	-18.29		-16.48		-18.38	(l)	-17.56	(1)
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF (KDIV)	11.44		11.29		14.64	(m)	10.71	%(6)
KraneShares Dynamic Emerging Markets Strategy ETF (KEM)	2.31		2.50		N/A	^	10.23	%(3)
KraneShares Global Luxury Index ETF (KLXY)	7.08	*	7.32	*	7.82	*(n)	24.91	(7)

*	Return since Fund inception on September 6, 2023.
**	Total return, assumes dividend reinvestment.
^	Fund is actively managed and does not track an Underlying Index.
(a)	CSI Overseas China Internet Index.
(b)	MSCI China A 50 Connect Index.
(c)	MSCI China All Shares Index.
(d)	MSCI Global China Infrastructure Exposure Index.
(e)	Solactive Emerging Markets Consumer Technology Index.
(f)	MSCI China IMI Environment 10/40 Index.
(g)	Bloomberg Electric Vehicles Index.
(h)	MSCI China All Shares Health Care 10/40 Index.
(i)	MSCI Emerging Markets ex China Index.
(j)	CICC China 5G and Semiconductor Leaders Index.
(k)	Shanghai Stock Exchange Science and Technology Innovation Board 50 Index.
(l)	Hang Seng TECH Index.
(m)	S&P Pan Asia Dividend Aristocrats Index.
(n)	Solactive Global Luxury Index.
(1)	The Morningstar U.S. ETF China Region Category portfolios invest almost exclusively in stocks from China, Taiwan and Hong Kong. These portfolios invest at least 70% of total assets in equities and invest at least 75% of stock assets in one specific region or a combination of China and/or Taiwan.

Shareholder Letter (Unaudited) (continued)

(2)	The Morningstar U.S. ETF Infrastructure Category portfolios invest more than 60% of their assets in stocks of companies engaged in infrastructure activities. Industries considered to be part of the infrastructure sector include oil & gas midstream; waste management; airports; integrated shipping; railroads; shipping & ports; trucking; engineering & construction; infrastructure operations; and the utilities sector.
(3)	The Morningstar U.S. ETF Diversified Emerging Markets Category portfolios tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than those of the Middle East, Africa, or Europe. These portfolios invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income instruments among emerging markets.
(4)	The Morningstar U.S. ETF Industrials Category portfolios seek capital appreciation by investing inequity securities of U.S. or non-U.S. companies that are engaged in services related to cyclical industries. This includes and is not limited to companies in aerospace and defense, automotive, chemicals, construction, environmental services, machinery, paper and transportation.
(5)	The Morningstar U.S. ETF Emerging Markets Bond Category portfolios invest more than 65% of their assets in foreign bonds from developing countries. The largest portion of the emerging-markets bond market comes from Latin America, followed by Eastern Europe. Africa, the Middle East and Asia make up the rest.
(6)	The Morningstar Peer U.S. ETF Diversified Pacific/Asia Category portfolios can invest throughout the Pacific rim, including Australia and New Zealand. As a result, country weightings for these portfolios vary tremendously, though mosy retain some exposure to either Japan and Hong Kong. These portfolios invest at least 70% of total assets in equities and invest at least 75% of stock assets in Pacific countries, including at least 10% in Japan.
(7)	The Morningstar U.S. ETF Consumer Cyclical Category portolios seek capital appreciation by investing in equity securities of U.S. or non-U.S. companies in the consumer cyclical sector.

During the Period, U.S. growth and technology markets ourperformed markets globally, including China. According, the Funds, which invest materially in China, generally underperformed broader markets. For more context on the China market, during the Period:

●	China’s broad equity market, as measured by the MSCI China All Shares Index, declined 16.63% and China’s currency, the Renminbi (RMB), depreciated 5.1% against the U.S. dollar;

●	The best-performing sectors across China’equity markets included Energy (+26.19%), Utilities (+1.09%) and Finanicals (-3.49%); and

●	The worst-performing sectors included Real Estate (-38.43%), Health Care (-28.17%) and Information Technology (-24.97%).

Notwithstanding the recent headwinds, we are encouraged by recent developments in China’s capital markets and continue to believe that many U.S. and global investors seek uncorrelated sources of return, including from China and Emerging Markets. We offer the China Suite for such investors and are grounded in the philosophy that –

●	We believe that China and Emerging Markets will continue to grow and become essential elements of a well-designed investment portfolio.

●	We believe that investors should have low-cost, transparent tools to obtain exposure to China’s onshore equity markets as well as fixed income and equity securities within Emerging Markets.

●	China’s central bank and market regulators continued to implement dovish economic policies during the Period, including rate cuts, encouraging companies to repurchase shares and pay dividends and fiscal stimulus.

Shareholder Letter (Unaudited) (continued)

●	We believe that the further development of China’s capital markets offers a long-term value proposition.

●	We are dedicated to helping investors obtain more complete passive and active market exposures and more balanced investment portfolios.

Thank you for investing with us.*

Jonathan Krane, CEO

*	Since shares of a Fund did not trade in the secondary market until after the Fund’s inception date shown below in the “Management Discussion of Fund Performance”, for the period from inception date to the first day of secondary market trading in shares of the Fund, the net asset value of the Fund is used as a proxy for the secondary market trading price to calculate market price returns.

Shareholder Letter (Unaudited) (concluded)

Dear Shareholder:

We are pleased to provide you with the Annual Report for the following exchange-traded fund series of the KraneShares Trust:

●	KraneShares Value Line® Dynamic Dividend Equity Index ETF (KVLE)

●	KFA Mount Lucas Managed Futures Index Strategy ETF (KMLM)

Together, KVLE and KMLM comprise the Trust’s Uncorrelated Suite (the “Funds”).

For the 12-month period ended March 31, 2024 (“Period”), unless otherwise indicated, the Funds delivered the following returns:

Fund	NAV Return (%)*	Market Price Return (%)*	Underlying Index Return (%)*		Morningstar Peer Group Median Return (%)*
KraneShares Value Line® Dynamic Dividend Equity Index ETF (KVLE)	12.45	12.41	12.14	(a)	20.22	(1)
KFA Mount Lucas Managed Futures Index Strategy ETF (KMLM)	1.01	1.39	1.86	(b)	12.72	(2)

*	Total return, assuming dividend reinvestment.
(a)	Value Line® Dynamic Dividend Equity Index.
(b)	KFA MLM Index.
(1)	The Morningstar US ETF Large Value Category portfolios primarily consist of large U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large-cap. Value is based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow).
(2)	The Morningstar US ETF Systematic Trend Category portfolios primarily consist of liquid global futures, options, swaps, and foreign exchange contracts, both listed and over-the-counter. A majority of these funds follow trend-following, price-momentum strategies. Other strategies included in this category are systematic mean reversion, discretionary global macro strategies, commodity index tracking, and other futures strategies. More than 60% of the fund’s exposure is invested through derivative securities. These funds obtain exposure primarily through derivatives; the holdings are largely cash instruments.

We believe that investing in diversifying equity and managed futures strategies is an important way to help manage portfolio risk. We offer the Funds to help investors complete their portfolio allocations to these types of strategies.

Thank you for investing with us.*

Jonathan Krane, CEO

*	Since shares of a Fund did not trade in the secondary market until after the Fund’s inception date shown below in the “Management Discussion of Fund Performance”, for the period from inception date to the first day of secondary market trading in shares of the Fund, the net asset value of the Fund is used as a proxy for the secondary market trading price to calculate market price returns.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CSI China Internet ETF

The KraneShares CSI China Internet ETF seeks to provide investment results that, before expenses and fees, correspond generally to the price and yield performance of the CSI Overseas China Internet Index, which is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the Internet and Internet-related sectors, as defined by the index sponsor, China Securities Index Co., Ltd.

During the Period, the Fund and China internet stocks generally underperformed US internet and technology equities, such as Nvidia and other US companies that benefitted from investor positioning around artificial intelligence (AI). China internet companies were mostly left out of these AI-driven flows. In addition, uncertainty around China’s growth trajectory during the Period negatively impacted the performance of China internet stocks. The performance of KWEB and, more broadly, China internet stocks adversely impacted the Funds (except for KPRO and KBUF, whose January launches were followed by positive performance for the remainder of the Period).

Despite share price declines during the Period, we continue to be optimistic about China internet companies for several reasons. Such companies continued to grow their revenues during the Period and, in some cases, their profitability. Furthermore, many such companies announced 2024 Q4 earnings that beat analyst estimates, reflecting increased Chinese consumer activity surrounding the 11/11 shopping festival. The festival is akin to “Black Friday” in the US, and it resulted in a surge in domestic tourism, event ticketing, and dining.

By the end of the Period, the NAV of the Fund decreased by 14.48%, while the Underlying Index decreased by 14.44%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CSI China Internet ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*

	One Year Return			Three Year Return				Five Year Return				Ten Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares CSI China Internet ETF	-14.48%	-14.37	%‡	-27.55	%‡	-27.80	%‡	-9.31	%‡	-9.33	%‡	1.58	%‡	1.60	%‡	1.96	%‡	1.95	%‡
MSCI China All Shares Index**	N/A	-16.63	%‡	N/A		-16.07	%‡	N/A		-4.10	%‡	N/A		N/A	‡	N/A		N/A	‡
CSI Overseas China Internet Index	N/A	-14.44	%‡	N/A		-27.34	%‡	N/A		-8.99	%‡	N/A		-1.30	%‡	N/A		2.15	%‡

*	The Fund’s inception date was on July 31, 2013.
**	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.68%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CSI China Internet ETF (concluded)

Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bosera MSCI China A 50 Connect Index ETF

The KraneShares Bosera MSCI China A 50 Connect Index ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the MSCI China A 50 Connect Index (the Underlying Index). The Underlying Index is constructed from the MSCI China A Index (the Parent Index), a broad-based benchmark index, which captures large and mid-cap China A-shares listed on the Shanghai and Shenzhen exchanges and accessible through the Northbound Stock Connect channel. The Underlying Index aims to reflect the performance of the 50 largest securities representing each Global Industry Classification Standard (GICS) sector and reflecting the sector weight allocation of the Parent Index.

During the Period, China’s A-share markets were under pressure due to uncertainty around China’s growth trajectory amid a challenging real estate market, low investor positioning in the stock market and a limited consumer recovery since the lifting of Covid-19 pandemic restrictions in 2022. However, the central bank and regulatory authorities implemented various measures during the Period to uplift currently low equity valuations in China. We believe the impacts of these measures may take time to be reflected in the equity market and for valuations to trend upward.

Large banks and energy companies were the top-performing Fund holdings, while real estate and consumer names in the portfolio lagged. We believe the outperformance of banks stemmed from government policy, which has lifted capital requirements while remaining relatively conservative on the consumer demand side. Meanwhile, the outperformance of energy companies likely stemmed from an increase in energy consumption in China during the Period as travel and activity returned to near pre-pandemic levels.

By the end of the Period, the NAV of the Fund decreased by 15.78% while the Underlying Index decreased by 15.23%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees and nominal tracking error.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bosera MSCI China A 50 Connect Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*

	One Year Return			Three Year Return				Five Year Return				Ten Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares Bosera MSCI China A 50 Connect Index ETF	-15.78%	-15.59	%‡	-12.18	%‡	-12.46	%‡	-0.92	%‡	-0.97	%‡	4.05	%‡	3.95	%‡	3.64	%‡	3.63	%‡
MSCI China All Shares Index**	N/A	-16.63	%‡	N/A		-16.07	%‡	N/A		-4.10	%‡	N/A		N/A	‡	N/A		N/A	‡
Custom Hybrid KBA Index***	N/A	-15.23	%‡	N/A		-11.55	%‡	N/A		-0.17	%‡	N/A		5.00	%‡	N/A		4.59	%‡

*	The Fund’s inception date was on March 4, 2014.
**	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.
***	The Custom Hybrid for KraneShares Bosera MSCI ETF Index consists of the MSCI China A Index from the inception of the Fund through October 23, 2014, the MSCI China A International Index from October 23, 2014 through December 26, 2017, the MSCI China A Inclusion Index from December 27, 2017 to May 29, 2019, the MSCI China A Index from May 29, 2019 to January 5, 2022, and the MSCI China A 50 Connect Index going forward. From October 23, 2014 through December 26, 2017, the Fund sought investment results that, before fees and expenses, corresponded to the price and yield performance of the MSCI China A International Index. Prior to October 23, 2014, the Fund sought investment results that, before fees and expenses, corresponded to the price and yield performance of the MSCI China A Index.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bosera MSCI China A 50 Connect Index ETF (concluded)

representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, as supplemented, the Fund’s gross operating expense ratio is 0.78% and its net expense ratio is 0.55% due to a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.23% of the Fund’s average daily net assets until August 1, 2024. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Index ETF

The KraneShares MSCI All China Index ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the MSCI China All Shares Index (the Underlying Index). The Underlying Index seeks to track the equity market performance of companies based in China and listed in Mainland China, Hong Kong and the United States. Companies available for inclusion must be headquartered in China and meet the market capitalization minimums required by the MSCI Global Investable Market Indexes Methodology.

During the Period, the Fund’s performance was driven in part by the broader performance of Chinese equities, discussed above. During the Period, China’s equity markets were broadly lower, which is reflected in the Fund’s performance for the Period. Offshore markets performed slightly better than onshore markets after multiple periods of outperformance for the latter. Declines in China’s broad equity market were driven by uncertainty around the country’s growth trajectory, a lackluster real estate market due to significant real estate deleveraging beginning in 2022, and lighter-than-expected stimulus measures implemented by China’s government and central bank.

We continue to be constructive on China’s capital markets broadly, including because policymakers have become more intent on supporting the equity market and improving investor sentiment. In this regard, we look for a portion of the Chinese population to convert equity exposure from real estate and fixed income exposure; currently, money markets and bonds represent 75% of managed savings and the government says it will incentivize savers to move into equities. In addition, the average dividend yield in the Fund is 3.2%, which is significantly higher than that of the S&P 500 Index, which is currently 1.4%.

By the end of the Period, the NAV of the Fund decreased by 15.09% while the Underlying Index decreased by 16.63%. The deviation between the Fund’s performance and that of the Underlying Index can be attributed to the deduction of management fees and nominal tracking error.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares MSCI All China Index ETF	-15.09%	-15.54	%‡	-15.61	%‡	-15.96	%‡	-3.58	%‡	-3.85	%‡	-0.52	%‡	-0.54	%‡
MSCI China All Shares Index **	N/A	-16.63	%‡	N/A		-16.07	%‡	N/A		-4.10	%‡	N/A		-0.47	%‡
Custom Hybrid for KraneShares MSCI All China Index ETF***	N/A	-16.63	%‡	N/A		-16.07	%‡	N/A		-4.10	%‡	N/A		-0.45	%‡

*	The Fund’s inception date was on February 12, 2015.
**	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.
***	Custom Hybrid for KraneShares MSCI All China Index ETF consists of the FTSE Emerging incl. China Overseas non-R/QFII GDP Weighted Index from the inception of the Fund through July 31, 2018, and the MSCI China All Shares Index going forward. Prior to July 31, 2018, the Fund was known as the KraneShares FTSE Emerging Markets Plus ETF and sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the FTSE Emerging incl. China Overseas non-R/QFII GDP Weighted Index.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Index ETF (concluded)

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.68% and its net expense ratio is 0.48% due to an a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.20% of the Fund’s average daily net assets until August 1, 2024. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI One Belt One Road Index ETF

The KraneShares MSCI One Belt One Road Index ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the MSCI Global China Infrastructure Exposure Index (the Underlying Index). The Underlying Index aims to identify potential beneficiaries of the “Belt & Road” or “One Belt One Road” initiative by the central government in China based on how their geography, revenue and sector attributes align with the broad theme. The Fund seeks to capture the economic growth and monetize the potential upside for the companies involved in China’s One Belt One Road initiative.

OBOR invests exclusively in emerging markets, and during the Period, emerging market equities, as measured by the MSCI Emerging Markets Index, were down, returning -3.08%. The best-performing sectors across Emerging Markets equity included Energy (+36.93%), Information Technology (+26.39%) and Utilities (+19.79%). The worst-performing sectors across the Emerging Market equity market included Communication Services (-11.34%), Real Estate (-11.08%) and Consumer Discretionary (-4.68%). Although the Fund was lower for the Period, it performed relatively in line with the MSCI Emerging Markets Index.

Top-performers within the Fund included banks, such as Chongqing Rural Commercial Bank, Bank of Jiangsu and Kuwait Finance House. Another notable outperformer was Keppel Ltd., a Singapore-based infrastructure-focused conglomerate. Meanwhile, underperformers included technology company Hoyuan Green Energy, a Wuxi-based manufacturer of assembly line equipment and solar panels and China National Building Material Co., a supplier of concrete and other construction materials.

Looking ahead, we remain optimistic about the opportunity of the Fund. Increasing tensions along key trade routes, such as the Suez Canal, may lead to increased use of and investment in alternative routes, such as the railroad from Central Asia through Turkey and into Europe, which is included in China’s One Belt & One Road initiative. China State Construction Engineering, an OBOR holding, is currently the primary builder of many sites near Cairo, Egypt. Finally, certain African investment opportunities, including Ethiopia, which grew its economy by over +7% in 2023 is a prime target for China-originated investment in the manufacturing sector.

By the end of the Period, the NAV of the Fund decreased by 3.41% while the Underlying Index decreased by 2.12%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to the deduction of management fees and nominal tracking error.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI One Belt One Road Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares MSCI One Belt Road Index ETF	-3.41%	-3.23	%‡	-6.70	%‡	-7.07	%‡	1.05	%‡	1.01	%‡	0.42	%‡	0.39	%‡
MSCI ACWI Index**	N/A	23.22	%‡	N/A		6.96	%‡	N/A		10.92	%‡	N/A		9.67	%‡
MSCI Global China Infrastructure Exposure Index	N/A	-2.12	%‡	N/A		-6.17	%‡	N/A		2.15	%‡	N/A		1.51	%‡

*	The Fund’s inception date was on September 7, 2017.
**	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.78%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI One Belt One Road Index ETF (concluded)

meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Consumer Technology Index ETF

The KraneShares Emerging Markets Consumer Technology Index ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Solactive Emerging Markets Consumer Technology Index (the “Underlying Index”). The Underlying Index selects companies from 26 eligible countries within emerging markets whose primary business or businesses are internet retail, internet software/services, purchase, payment processing, semiconductor production, or software for internet and e-commerce transactions.

The Fund’s performance was impacted, in part, by the performance of emerging markets equities. Emerging market equities, as measured by the MSCI Emerging Markets Index, were down for the Period, returning -3.08%. The best-performing sectors across Emerging Markets equity included Energy (+36.93%), Information Technology (+26.39%) and Utilities (+19.79%). The worst-performing sectors across the Emerging Market equity market included Communication Services (-11.34%), Real Estate (-11.08%) and Consumer Discretionary (-4.68%).

Emerging market consumer technology equities, in particular, followed, ending the Period with negative returns overall. However, performance varied widely by sector. Financial and Information Technology stocks outperformed, while Consumer Staples and Communication Services stocks lagged. KEMQ holdings in Central Asia (India), Western Europe and South and Central America had a strong return during the Period, but holdings in North America and Asia Pacific struggled. Looking ahead, we believe consumer technology equities may benefit from increased demand for artificial intelligence (“AI”) integration, the impact of 5G and edge computing and the rise of direct-to-consumer and service-based business models.

By the end of the Period, the NAV of the Fund decreased by 2.47% while the Underlying Index decreased by 2.75%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to the deduction of management fees.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Consumer Technology Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares Emerging Markets Consumer Technology Index ETF	-2.47%	-2.41	%‡	-22.46	%‡	-22.66	%‡	-7.46	%‡	-7.59	%‡	-7.06	%‡	-7.12	%‡
MSCI Emerging Markets Index**	N/A	8.59	%‡	N/A		-4.68	%‡	N/A		2.61	%‡	N/A		N/A
Solactive Emerging Markets Consumer Technology Index	N/A	-2.75	%‡	N/A		-21.86	%‡	N/A		-6.75	%‡	N/A		-6.12	%‡

*	The Fund’s inception date was on October 11, 2017.
**	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Consumer Technology Index ETF (concluded)

expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.79% and its net expense ratio is 0.59% due to a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.20% of the Fund’s average daily net assets until August 1, 2024.

Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China Clean Technology Index ETF

The KraneShares MSCI China Clean Technology Index ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the MSCI China IMI Environment 10/40 Index (the “Underlying Index”). The Underlying Index is comprised of securities that derive at least 50% of their revenues from environmentally beneficial products and services. The Underlying Index is based on four key clean technology themes: (1) Alternative Energy, (2) Sustainable Water, (3) Pollution Prevention and (4) Energy Efficiency. The Underlying Index is designed to measure the performance of Chinese companies that focus on contributing to a more environmentally sustainable economy by making efficient use of scarce natural resources or by mitigating the impact of environmental degradation.

During the Period, the Fund’s performance was driven in part by the broader performance of Chinese equities, discussed above. In addition, China’s clean technology equities saw share price declines as investors became concerned about potential overcapacity for industrial companies, particularly in the solar panel manufacturing industry. Electric vehicle companies in the Consumer Discretionary sector were the top-performers in the Fund, though were still lower. Meanwhile, companies in the Materials sector saw the deepest declines for the Period. Looking ahead, we project continued high-level support within China for the clean technology transition and demand in the U.S. and Europe for solar panels manufactured economically in China.

By the end of the Period, the NAV of the Fund decreased by 28.17% while the Underlying Index decreased by 27.69%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees and nominal tracking error.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China Clean Technology Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares MSCI China Clean Technology Index ETF	-28.17%	-28.57	%‡	-19.56	%‡	-20.06	%‡	1.89	%‡	1.86	%‡	-1.46	%‡	-1.51	%‡
MSCI China All Shares Index**	N/A	-16.63	%‡	N/A		-16.07	%‡	N/A		-4.10	%‡	N/A		-3.81	%‡
MSCI China IMI Environment 10/40 Index	N/A	-27.69	%‡	N/A		-20.56	%‡	N/A		0.31	%‡	N/A		-2.47	%‡

*	The Fund’s inception date was on October 12, 2017.
**	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China Clean Technology Index ETF (concluded)

in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.78%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Electric Vehicles and Future Mobility Index ETF

The KraneShares Electric Vehicle & Future Mobility Index ETF (the “Fund) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Bloomberg Electric Vehicles Index (the “Underlying Index”).The Underlying Index seeks to measure the performance of companies that are engaged in the production of electric vehicles, their components, or other initiatives that may change the future of mobility. This includes electric vehicles, autonomous driving, lithium and/or copper production, lithium-ion/lead acid battery production, hydrogen fuel cell manufacturing and/or electric infrastructure businesses.

The electric vehicle (“EV”) industry demonstrated remarkable resilience in 2023, with pure-play EV companies such as Tesla, Li Auto, Xpeng and Rivian proving their ability to compete with legacy automakers, such as Ford and General Motors. Almost 4 million EVs were sold worldwide during the last calendar year. Although such companies achieved significant sales growth, an uncertain global macroeconomic backdrop weighed on their performance. Despite short-term volatility, we believe that the fundamental transition from gas-powered to electric vehicles remains intact and that the sector still presents potential opportunities for investors, including because EV manufacturers are focusing on developing lower-cost models and because China continues to subsidize purchases of EVs and has extended its program to do so through 2027.

By the end of the Period, the NAV of the Fund decreased by 25.91% while the Underlying Index decreased by 24.95%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Electric Vehicles and Future Mobility Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares Electric Vehicles and Future Mobility Index ETF	-25.91%	26.13	%‡	-16.61	%‡	-16.71	%‡	3.89	%‡	3.78	%‡	0.21	%‡	0.21	%‡
MSCI ACWI**	N/A	-23.22	%‡	N/A		6.96	%‡	N/A		10.92	%‡	N/A		8.19	%‡
Custom Hybrid for KraneShares Electric Vehicles and Future Mobility Index ETF***	N/A	-24.95	%‡	N/A		-15.59	%‡	N/A		4.93	%‡	N/A		0.89	%‡

*	The Fund’s inception date was on January 18, 2018.
**	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.
***	The Custom Hybrid for KraneShares Electric Vehicles and Future Mobility Index ETF consists of the Solactive Electric Vehicles and Future Mobility Index from the inception of the Fund through June 15, 2021 and the Bloomberg Electric Vehicles Total Return Index going forward.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Electric Vehicles and Future Mobility Index ETF (concluded)

as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.70%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Health Care Index ETF

The KraneShares MSCI All China Health Care Index ETF seeks to provide investment results that, before fees and expenses, track the price and yield performance of a specific foreign equity securities index. The Fund’s current index is the MSCI China All Shares Health Care 10/40 Index (the “Underlying Index”). The Underlying Index captures large and mid-cap representation across China A-shares, B-shares, H-shares, Red-chips, P-chips and foreign listings (e.g. ADRs). The Underlying Index aims to reflect the opportunity set of the various China equity share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China. It is based on the concept of the integrated MSCI China equity universe with China A-shares included.

During the Period, the Fund’s performance was driven in part by the broader performance of Chinese equities, discussed above. In addition, China’s Health Care sector continued declines due to regulatory changes and an antigraft campaign in the medical product distribution industry. Moreover, contract research organizations WuXi Biologics and WuXi Apptec came under share price pressure during the Period after a U.S. congressional committee proposed legislation to block entities that receive funding from U.S. Medicare and Medicaid from using their services.

Nonetheless, China’s leading pharmaceutical companies continued to increase their revenues during the Period, along with the number of deals to license and sell China-produced drugs in overseas markets. For these and related reasons, we believe the share price declines in the industry do not reflect the fundamentals of the companies held by the Fund. Further, looking ahead, according to new estimates from the Brookings Institution, the number of people in China over the age of 60 is expected to more than double (from 200 million today to 500 million) by 2050, potentially driving significant demand for health care services and creating opportunities for non-state-owned companies to fill the gaps that China’s health care system is not currently equipped to handle.

By the end of the Period, the NAV of the Fund decreased by 29.10% while the Underlying Index decreased by 28.43%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to the deduction of management fees.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Health Care Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares MSCI All China Health Care Index ETF	-29.10%	-28.72	%‡	-23.91	%‡	-24.48	%‡	-5.37	%‡	-5.37	%‡	-6.07	%‡	-6.17	%‡
MSCI China All Shares Index**	N/A	-16.63	%‡	N/A		-16.07	%‡	N/A		-4.10	%‡	N/A		-5.93	%‡
MSCI China All Shares Healthcare 10/40 Index	N/A	-28.43	%‡	N/A		-23.31	%‡	N/A		-4.48	%‡	N/A		-5.37	%‡

*	The Fund’s inception date was on January 31, 2018.
**	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.79% and its net expense

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Health Care Index ETF (concluded)

ratio is 0.65% due to a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.14% of the Fund’s average daily net assets until August 1, 2024. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Asia Pacific High Income Bond ETF

The KraneShares Asia Pacific High Income Bond ETF seeks to provide a total return that, before fees and expenses, exceeds that of the JP Morgan Asia Credit Index (JACI) Non-Investment Grade Corporate Index (the “Benchmark Index”) over a complete market cycle. The Benchmark Index is comprised of liquid U.S. dollar-denominated debt instruments issued out of Asia ex-Japan and is market capitalization weighted. The Underlying Index is limited to issuers classified as non-investment grade based on the middle rating between Moody’s, Fitch and S&P.

The Asia Pacific High Income Bond market rallied during the Period as credit quality improved following the exclusion of certain real estate developers’ bonds from the Fund’s Benchmark Index. Meanwhile, many Asian countries continued to experience strong economic growth. U.S. interest rates also remained elevated, leading high yield to outperform. The Fund’s portfolio management team lowered the Fund’s cash position during the Period as they deployed capital to issuers in India’s renewable energy industry, among other issuers.

The Fund’s positive performance during the Period reflects the resiliency and attractiveness of the market amid a challenging environment for global fixed income. The Fund’s average duration remains low at nearly two years, indicating significantly lower interest rate risk compared to its U.S. and developed market peers. We remain positive about the Fund’s strategy going forward, including because the Fed is moving more slowly than many had anticipated to lower interest rates due to better-than-expected economic data prints, which benefits low duration high yield. In addition, analysts project a reduction in the default rate among Asian high yield issuers in 2024 as compared to 2023.

By the end of the Period, the NAV of the Fund increased by 6.81%.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Asia Pacific High Income Bond ETF (continued)

Growth of a $10,000 Investment‡
(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*,†

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares Asia Pacific High Income Bond ETF	6.81%	6.58	%‡	-5.14	%‡	-5.10	%‡	-1.59	%‡	-1.66	%‡	-0.42	%‡	-0.44	%‡
JP Morgan JACI Diversified**	N/A	7.29	%‡	N/A		-0.62	%‡	N/A		1.83	%‡	N/A		2.28	%‡
JP Morgan JACI New - Corporate Non Investment Grade	N/A	3.35	%‡	N/A		-7.47	%‡	N/A		-2.36	%‡	N/A		-0.71	%‡
Custom Hybrid for KraneShares Asia Pacific High Income Bond ETF	N/A	3.35	%‡	N/A		-7.00	%‡	N/A		-2.59	%‡	N/A		-0.80	%‡
Bloomberg Global Aggregate Index	N/A	0.49	%‡	N/A		-4.73	%‡	N/A		-1.17	%‡	N/A		-0.57	%‡

*	The Fund’s inception date was on June 26, 2018.
**	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.
†	Prior to August 1, 2021, the Fund previously sought to track the performance of the Solactive USD China Corporate High Yield Bond Index, before fees and expenses. Its performance prior to that date would have been different if the current goal and principal investment strategies had been in effect.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Asia Pacific High Income Bond ETF (concluded)

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.69%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI Emerging Markets ex China Index ETF

The KraneShares MSCI Emerging Markets ex China Index ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the MSCI Emerging Markets ex China Index (the “Underlying Index”). The Underlying Index is a free float-adjusted market capitalization weighted index designed to track the equity market performance of mid- and large-cap companies of emerging market countries, excluding China.

Although emerging market equities inclusive of China, as measured by the MSCI Emerging Markets Index, were down for the Period, returning -3.08%, emerging market equities, excluding China, demonstrated strong performance during the Period. The best-performing sectors across included Energy (+36.93%), Information Technology (+26.39%) and Utilities (+19.79%). The worst-performing sectors included Communication Services (-11.34%), Real Estate (-11.08%) and Consumer Discretionary (-4.68%). The Fund’s performance was driven, in particular, by its large allocation to Information Technology companies, which benefited from developed market flows into artificial intelligence-related equities. In addition, the Fund’s positions in the Energy and Utility sectors achieved a healthy return over the Period.

Although KEMX slightly underperformed global markets, represented by the MSCI All Country World Index, holdings in Eastern Europe and Central/Southern Asia (India) mostly outperformed, while South and Central American equities were in line with global markets. However, the performance of the Fund’s holdings in Thailand, Chile, the Czech Republic, and Qatar contributed to its overall slight underperformance versus global equities. Indian markets benefitted from strong economic growth and optimism around potential reforms that are expected to benefit household spending. Meanwhile, South Korea and Japan benefitted from increased earnings projections for semiconductor manufacturers on artificial intelligence (AI)-driven demand.

By the end of the Period, the NAV of the Fund increased by 18.67% while the Underlying Index increased by 20.51%. The deviation between the Fund’s performance and that of the Underlying Index can be attributed to the deduction of management fees and the Fund’s representative sampling strategy.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

Growth of a $10,000 Investment‡
(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*

	One Year Return			Three Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares MSCI Emerging Markets ex China Index ETF	18.67%	18.07	%‡	1.60	%‡	1.69	%‡	6.36	%‡	6.45	%‡
MSCI Emerging Markets Index**	N/A	8.59	%‡	N/A		-4.68	%‡	N/A		2.05	%‡
MSCI Emerging Markets ex China Index	N/A	20.51	%‡	N/A		2.16	%‡	N/A		5.84	%‡

*	The Fund’s inception date was on April 11, 2019.
**	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, as supplemented, the Fund’s gross operating expense ratio is 0.59% and its net expense ratio is 0.23% due to a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.35% of the Fund’s average daily net assets until August 1, 2024. Please note that one cannot invest directly

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI Emerging Markets ex China Index ETF (concluded)

in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China 5G & Semiconductor Index ETF

The KraneShares CICC China 5G & Semiconductor Index ETF seeks to provide investment results that, before expenses and fees, correspond generally to the price and yield performance of the CICC China 5G & Semiconductor Leaders Index (the “Underlying Index”). The Underlying Index is designed to track the performance of companies engaged in 5G and semiconductor-related businesses, including 5G equipment, semiconductors, electronic components and data centers.

KFVG had several outperformers during the Period, including Shenzhen Transsion Holding, Hygon Information Technology and Foxconn Industrial Internet, which are all included in the funds’ top ten holdings. However, Apple supplier, Sunny Optical Tech, was a large underperformer in the Fund’s portfolio during the Period.

During the Period, the Fund’s performance was driven in part by the broader performance of Chinese equities, discussed above. In addition, China 5G and Semiconductor-related stocks experienced a selloff alongside broader China equities. However, global investor sentiment towards 5G and Semiconductor-related stocks picked up towards the end of 2023, which was reflected in the Fund’s performance.

By the end of the Period, the NAV of the Fund decreased by 17.85% while the Underlying Index decreased by 17.24%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China 5G & Semiconductor Index ETF (continued)

Growth of a $10,000 Investment‡
(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*

	One Year Return			Three Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares CICC China 5G & Semiconductor Index ETF	-17.85%	-16.72	%‡	-14.08	%‡	-13.97	%‡	-14.75	%‡	-14.47	%‡
MSCI China All Shares Index**	N/A	-16.63	%‡	N/A		-16.07	%‡	N/A		-13.61	%‡
CICC China 5G and Semiconductor Leaders Index	N/A	-17.24	%‡	N/A		-13.20	%‡	N/A		-13.73	%‡

*	The Fund’s inception date was on November 23, 2020.
**	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.79% and its net expense ratio is 0.64% due to a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.14% of the Fund’s average daily

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China 5G & Semiconductor Index ETF (concluded)

net assets until August 1, 2024. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Value Line® Dynamic Dividend Equity Index ETF

KraneShares Value Line® Dynamic Dividend Equity Index ETF (the Fund) seeks to provide investment results that correspond generally to the price and yield performance of the Value Line Dynamic Core Equity Index (the Underlying Index).

The Underlying Index introduces a market adaptive approach to investing in US large cap companies. The strategy seeks to identify US companies whose equity securities pay a high dividend yield and are the highest rated by Value Line®’s Safety™ and Timeliness™ Ranking Systems. Careful quantitative modelling, which incorporates a unique set of risk management tools, adjusts the beta of the overall portfolio based on the market environment. The index is rebalanced monthly.

During the period, large cap, high dividend, US-listed stocks had mixed performance. The Fund, with several of the “Magnificent Seven” stocks in its top 10 holdings, performed relatively in line with the S&P 500 and Russell 1000 Value Index while maintaining a higher dividend yield. Throughout the period, the Fund benefitted from a higher exposure to Information Technology compared to many dividend fund competitors. The Fund uses optimization software in an effort to balance the benefits of a higher-yielding portfolio of better-quality names without straying too far from the risk profile of the S&P 500 benchmark.

Financials, Consumer Discretionary, Industrials, and Information Technology were the top-performing sectors in the Fund during the Period, while Utilities, Consumer Staples, and Health Care lagged. The top-performing Fund holding during the Period was truck manufacturer PACCAR Inc. The worst-performing holding was renewable energy company Enviva Inc. At the end of the Period, the Fund held 23.61% of the portfolio in the Information Technology sector and 15.06% in the Utilities sector.

For the one-year Period, the NAV of the Fund increased by 12.45% while the Underlying Index increased by 12.14%. The deviation between the Fund’s performance and that of the index can be mainly attributed to a nominal tracking error.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Value Line® Dynamic Dividend Equity Index ETF (continued)

Growth of a $10,000 Investment‡
(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*

	One Year Return			Three Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares Value Line® Dynamic Dividend Equity Index ETF	12.45%	12.41	%‡	8.26	%‡	8.26	%‡	12.06	%‡	12.06	%‡
S&P 500 Index**	N/A	29.88	%‡	N/A		11.49	%‡	N/A		13.90	%‡
Value Line Dynamic Core Equity Index	N/A	12.14	%‡	N/A		8.00	%‡	N/A		11.77	%‡

*	The Fund’s inception date was on November 23, 2020.
**	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.55%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Value Line® Dynamic Dividend Equity Index ETF (concluded)

Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Mount Lucas Managed Futures Index Strategy ETF

The KFA Mount Lucas Managed Futures Index Strategy ETF (the Fund) seeks to provide investment results that, before fees and expenses, correspond generally to the price performance of the KFA MLM Index (Index).

The Index consists of a portfolio of twenty-two liquid futures contracts traded on U.S. and foreign exchanges. The Index includes futures contracts on 11 commodities, six currencies, and five global bond markets. These three baskets are weighted by their relative historical volatility, and within each basket, the constituent markets are equal dollar weighted.

The Fund’s strategy may be referred to as a type of “trend following” strategy. Trend following strategies typically do poorly in two types of environments. First, extended periods of stable, range bound markets can lead to consecutive cumulative small losses. Second, trend reversals following a large price move can cause trend following strategies to underperform. The fourth quarter of 2023 was representative of this type of market as it saw reversals across many markets in all asset classes: a bond rally after a multi-year profitable short trade, a dollar weakening, and an energy sell-off. Each of these reversals adversely affected the Fund’s positioning at both market and sector levels going into 2024.

A distinguishing feature of the Fund is that it provides pure trend following and does not invest in equity index futures. The main benefit of this approach is that it provides enhanced access to higher skew, or the degree to which the Fund provides a return that is uncorrelated to the broader market, in periods of stress and better diversification when combined with traditional asset allocations, which tend to be comprised of mostly equity exposure. The downside, or cost, to this approach is its lack of access to equity returns, in terms of both direction and size, during an equity bull market. Trend following managed futures strategies that included equity in early 2024 were admittedly able to go long toward the beginning of December 2023, which benefited such strategies significantly. Meanwhile, volatility-scaling positions increased their exposures significantly through the end of Q1 2024. This provided positive results for these strategies, but we believe that, in so doing, they diluted the absolute level of diversification they can provide. We encourage our investors to remember that the Fund takes the hard road, prioritizing maximum diversification potential by avoiding equity markets.

At the end of the Period, the Fund’s largest exposure in each of its three respective asset classes (fixed income, currencies, commodities) were the US 10-Year Future (short) at 25.59% of NAV, the British Pound (long) at 16.25% of NAV, and Gold (long) at 7.36% of NAV.

For the Period, the NAV of the Fund increased by 1.01%, while the Underlying Index increased by 1.86%. The deviation between the Fund’s performance and that of the index can be mainly attributed to the deduction of management fees.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Mount Lucas Managed Futures Index Strategy ETF (concluded)

Growth of a $10,000 Investment‡
(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*

	One Year Return			Three Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KFA Mount Lucas Managed Futures Index Strategy ETF	1.01%	1.39	%‡	9.45	%‡	9.37	%‡	11.68	%‡	11.67	%‡
Bloomberg Global Aggregate Index **	N/A	0.49	%‡	N/A		-4.73	%‡	N/A		-5.16	%‡
KFA MLM Index	N/A	1.86	%‡	N/A		12.09	%‡	N/A		14.19	%‡

*	The Fund’s inception date was on December 1, 2020.
**	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call (855-857-2638) or visit www.kraneshares.com. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.89%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s

Management Discussion of Fund Performance (Unaudited) (continued)

(at Net Asset Value)‡ (concluded)

objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares SSE STAR Market 50 Index ETF

The KraneShares SSE STAR Market 50 Index ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Shanghai Stock Exchange (“SSE”) Science and Technology Innovation Board 50 Index (the “Underlying Index”). The Underlying Index is comprised of the 50 largest companies listed on the SSE Science and Technology Innovation Board (“STAR Market”) as determined by market capitalization and liquidity.

During the Period, the Fund’s performance was driven in part by the broader performance of Chinese equities, discussed above. In addition, China’s STAR Market was caught up in a continued selloff in growth equities during the Period, which adversely impacted the Fund’s performance. China’s initial public offering (“IPO”) applications slumped during the Period as earnings volatility, a slowing economy and regulatory changes led to the deferral of many IPOs, which, given the STAR Market’s and the Fund’s focus on new listings on innovative firms, adversely impacted investor sentiment and the Fund’s performance for the period.

The best-performing holdings of the Fund for the Period were mainly in the Information Technology sector, including Shenzhen Transsion Holdings and Shanghai Bochi Electronic Technology Corp. Meanwhile, companies in the Industrial sector, including Pylon Technologies, were the primary detractors from the Fund’s performance during the Period. We remain excited about the future potential for KSTR for several reasons, including that Chinese regulators are taking steps to shore up the market for the growth-stage technology companies that typically list on the STAR Market. In that regard, during the Period, regulators decided to temporarily tighten the supply of IPOs after a surge in recent years that led to lofty valuations and subsequent share price declines.

By the end of the Period, the NAV of the Fund decreased by 35.46% while the Underlying Index decreased by 32.51%. The deviation between the Fund’s performance and that of the Underlying Index can be attributed to the index’s inclusion of a sanctioned security, which the Fund did not hold and the deduction of management fees.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares SSE STAR Market 50 Index ETF (continued)

Growth of a $10,000 Investment‡
(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*

	One Year Return			Three Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares SSE Star Market 50 Index ETF	-35.46%	-35.57	%‡	-19.71	%‡	-19.80	%‡	-22.99	%‡	-22.90	%‡
MSCI China All Shares Index**	N/A	-16.63	%‡	N/A		-16.07	%‡	N/A		-18.30	%‡
SSE Science & Technology Innovation Board 50 Index	N/A	-32.51	%‡	N/A		-17.45	%‡	N/A		-21.21	%‡

*	The Fund’s inception date was on January 26, 2021.
**	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.88%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares SSE STAR Market 50 Index ETF (concluded)

not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Hang Seng TECH Index ETF

The KraneShares Hang Seng TECH Index ETF seeks to provide investment results that, before expenses and fees, correspond generally to the price and yield performance of the Hang Seng TECH Index (the “Underlying Index”). The Underlying Index is designed to track the performance of the 30 largest technology companies listed in Hong Kong that have significant revenue exposure to technology themes and pass the index’s screening criteria.

During the Period, top performers in KTEC included Li Auto Inc, BYD, Xiaomi Corp and NetEase. A major laggard in the fund was SenseTime Group. More broadly, the Fund’s performance was driven in part by the broader performance of Chinese equities, discussed above. In addition, Hong Kong-listed technology stocks experienced share price declines. Unfortunately for the Fund, KTEC companies were mostly left out of increased flows into U.S.-listed technology companies. Uncertainties around China’s growth trajectory negatively impacted the Fund’s performance during the Period.

By the end of the Period, the NAV of the Fund decreased by 18.29% while the Underlying Index decreased by 18.38%. The deviation between the Fund's performance and that of the Underlying Index can be attributed to nominal tracking error.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Hang Seng TECH Index ETF (continued)

Growth of a $10,000 Investment‡
(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^
KraneShares Hang Seng TECH Index ETF	-18.29%	-16.48	%‡	-25.59	%‡	-25.27	%‡
MSCI All China Shares Index**	N/A	-16.63	%‡	N/A		-18.01	%‡
HKSE Hang Seng TECH Index	N/A	-18.38	%‡	N/A		-25.35	%‡

*	The Fund’s inception date was on June 8, 2021.
**	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.69%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Hang Seng TECH Index ETF (concluded)

Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares S&P Pan Asia Dividend Aristocrats Index ETF

The KraneShares S&P Pan Asia Dividend Aristocrats Index ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the S&P Pan Asia Dividend Aristocrats index (the “Underlying Index”). The Underlying Index is designed to measure the performance of constituents in the S&P Pan Asia BMI Index that have followed a policy of consistently increasing dividends every year for the last seven years. The S&P Pan Asia BMI Index is a comprehensive benchmark index that includes securities of companies from the Asia-Pacific region, including developed and emerging market countries.

The Fund’s positive performance for the Period reflects its significant position in Japanese equities, which rallied over the past year thanks, in part, to the divergent monetary policy in the nation. Japan was one of the only developed market countries to maintain an ultra-low interest rate regime in 2023. Meanwhile, KDIV companies overall also benefitted from having strong balance sheets against the backdrop of an strengthening U.S. dollar and higher interest rates.

The top-performing company in KDIV during the Period was Taiwan-based computer component maker Wistron Corporation. The worst-performing company in KDIV for the Period was Japanese electronic equipment maker Fujitsu. We continue to see opportunities in the KDIV portfolio, including because the companies in the portfolio have an an average dividend yield of approximately 4.50%, which is higher than the current yield on a 10-year U.S. treasury, the Bank of Japan officials has indicated that it will maintain accommodative monetary conditions, and Chinese authorities have begun to urge companies to increase their dividend payments, which should benefit the Fund.

By the end of the Period, the NAV of the Fund increased by 11.44% while the Underlying Index increased by 14.64%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to the deduction of management fees and the sampling of the index performed by the Fund.

Growth of a $10,000 Investment‡
(at Net Asset Value)‡

Management Discussion of Fund Performance (Unaudited) (continued)

(at Net Asset Value)‡ (concluded)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF	11.44%	11.29	%‡	11.44	%‡	11.51	%‡
MSCI ACWI**	N/A	23.22	%‡	N/A		19.70	%‡
S&P Pan Asia Dividend Aristocrats Index	N/A	14.64	%‡	N/A		13.69	%‡

*	The Fund’s inception date was on September 14, 2022.
**	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.68%, which includes fees and expenses incurred indirectly as a result of investments in underlying Funds. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Dynamic Emerging Markets Strategy ETF

The KraneShares Dynamic Emerging Markets Strategy ETF is an active ETF that invests in other Funds to provide investors with exposure to broad Emerging Market equities while dynamically adjusting the portfolio’s China weight based on fundamental, valuation and technical signals. KEM has the potential to mitigate downside risk by dynamically adjusting its allocations between the Underlying ETFs and cash and cash equivalents. By combining a strategic allocation with a systematic valuation overlay between China and the rest of Emerging Markets, KEM seeks to outperform the MSCI Emerging Markets Index (“Benchmark Index”).

KEM primarily invests in the following ETFs:

●	The KraneShares MSCI All China Index ETF

●	The KraneShares MSCI Emerging Markets ex China Index ETF

Emerging Market equities, as measured by the Benchmark Index, were down for the Period, returning -3.08%. The best-performing sectors across Emerging Markets equity included Energy (+36.93%), Information Technology (+26.39%) and Utilities (+19.79%). The worst-performing sectors across the Emerging Market equity market included Communication Services (-11.34%), Real Estate (-11.08%) and Consumer Discretionary (-4.68%). During the Period, KEM underperformed the Benchmark Index due to its overweight position in China, represented by the KraneShares MSCI All China Index ETF. The Fund was overweight due to the extreme valuation disparity between China and the rest of Emerging Markets, as the latter has a significantly lower average earnings multiple.

From the Fund’s inception on August 24, 2023 to the end of the Fund’s fiscal year end on March 31, 2024, the NAV of the Fund increased by 2.31%.

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*

	Cumulative Inception to Date
	Net Asset Value	Market Price^
KraneShares Dynamic Emerging Markets Strategy ETF	2.31%	2.50	%‡
MSCI Emerging Markets Index**	N/A	7.52	%‡
MSCI Emerging Markets Index	N/A	7.33	%‡

*	The Fund’s inception date was on August 24, 2023.

Management Discussion of Fund Performance (Unaudited) (continued)

**	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.49%, which includes fees and expenses incurred indirectly as a result of investments in underlying Funds. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Global Luxury Index ETF

The KraneShares Global Luxury Index ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Solactive Global Luxury Index (the “Underlying Index”). The Underlying Index is designed to measure the performance of developed markets companies from global luxury-related sectors weighted by market capitalization. These companies operate across industries, including leather goods, jewelry, accessories, skincare, cosmetics, beverages, travel and supercar businesses.

Global luxury equities posted positive returns over the Period. Apparel, accessories, luxury goods and luxury automobile holdings drove the fund’s performance. Overall, the global luxury market performance was mixed due to consumption lagging in China for most of the Period and slowed growth in North America and Europe. The Fund’s holdings in distillers, vintners and casinos and gaming struggled the most.

KLXY launched mid-way through the Period in September 2023 and initially saw downward pressure on its NAV. However, the global luxury equity outlook has improved in 2024, with hopes of a consumption and travel recovery in the months ahead, assuming improving macroeconomic conditions. Rising wealth in the Middle East, with the region projected to see an 82.4% rise in high-net-worth individuals and a 33% rise in ultra-high-net-worth individuals by 2027, portend heightened demand for luxury goods.

By the end of the Period, the NAV of the Fund increased by 7.08% while the Underlying Index increased by 7.82%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to the deduction of management fees.

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*

	Cumulative Inception to Date
	Net Asset Value	Market Price^
KraneShares Global Luxury Index ETF	7.08%	7.32	%‡
MSCI ACWI**	N/A	16.19	%‡
Solactive Global Luxury Index	N/A	7.82	%‡

*	The Fund’s inception date was on September 6, 2023.

Management Discussion of Fund Performance (Unaudited) (continued)

**	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.69%, which includes fees and expenses incurred indirectly as a result of investments in underlying Funds. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments March 31, 2024

KraneShares CSI China Internet ETF

	Shares	Value
COMMON STOCK — 99.8% ‡
CHINA — 99.4%
Communication Services — 40.8%
Autohome ADR	2,376,354	$62,308,002
Baidu, Cl A *	15,430,334	202,479,451
Bilibili, Cl Z *	9,129,544	103,001,838
China Literature *	16,671,400	55,703,047
iQIYI ADR *	18,447,908	78,034,651
JOYY ADR	1,195,538	36,762,793
Kanzhun ADR	14,085,230	246,914,082
Kingsoft	35,193,000	108,369,861
Kuaishou Technology, Cl B *	31,031,000	194,477,771
NetEase	15,623,105	324,980,227
Tencent Holdings	13,649,875	529,848,402
Tencent Music Entertainment Group ADR *	22,064,238	246,898,823
Weibo ADR	3,025,846	27,504,940
		2,217,283,888
Consumer Discretionary — 42.3%
Alibaba Group Holding	54,417,464	488,449,661
JD.com, Cl A	16,785,390	231,413,170
Meituan, Cl B *	34,975,348	432,586,120
PDD Holdings ADR *	3,064,148	356,207,205
TAL Education Group ADR *	16,421,308	186,381,846
Tongcheng Travel Holdings *	43,017,400	113,500,925
Trip.com Group *	6,515,500	287,378,134
Vipshop Holdings ADR	12,186,757	201,690,828
		2,297,607,889
Consumer Staples — 5.3%
Alibaba Health Information Technology *	173,450,000	70,475,247
East Buy Holding *(A)	14,331,000	38,086,847
JD Health International *	40,781,500	144,337,158

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares CSI China Internet ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Staples (continued)
Ping An Healthcare and Technology *	21,123,500	$31,848,066
		284,747,318
Financials — 3.0%
Lufax Holding ADR	7,382,113	31,152,516
Qifu Technology ADR	5,191,058	95,671,199
ZhongAn Online P&C Insurance, Cl H *	22,484,800	35,911,556
		162,735,271
Health Care — 0.2%
YSB *(A)	12,470,400	12,938,133

Industrials — 4.2%
Full Truck Alliance ADR *	31,420,735	228,428,743

Real Estate — 3.6%
KE Holdings ADR	14,185,193	194,762,700
TOTAL CHINA		5,398,503,942

HONG KONG — 0.4%
Consumer Discretionary — 0.4%
Fenbi *(A)	39,647,500	21,985,721
TOTAL HONG KONG		21,985,721

TOTAL COMMON STOCK (Cost $6,895,338,198)		5,420,489,663

SHORT-TERM INVESTMENT — 0.6%
Invesco Government & Agency Portfolio, Cl Institutional, 5.240% (B)(C)	33,462,855	33,462,855
TOTAL SHORT-TERM INVESTMENT (Cost $33,462,855)		33,462,855

TOTAL INVESTMENTS —100.4% (Cost $6,928,801,053)		5,453,952,518
OTHER ASSETS LESS LIABILITIES – (0.4)%		(22,966,187)
NET ASSETS - 100%		$5,430,986,331

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
(A)	Certain securities or partial positions of certain securities are on loan at March 31, 2024.
(B)	The rate shown is the 7-day effective yield as of March 31, 2024.
(C)	This security was purchased with cash collateral held from securities on loan. The total value of such security as of March 31, 2024 was $33,462,855.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares CSI China Internet ETF (concluded)

As of March 31, 2024, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Bosera MSCI China A 50 Connect Index ETF

	Shares	Value
COMMON STOCK — 99.2% ‡
CHINA — 99.2%
Communication Services — 1.7%
China United Network Communications, Cl A	3,082,500	$1,982,711
Focus Media Information Technology, Cl A	1,399,702	1,256,963
		3,239,674
Consumer Discretionary — 6.8%
BYD, Cl A	225,600	6,309,616
China Tourism Group Duty Free, Cl A	242,932	2,858,142
Midea Group, Cl A	437,000	3,865,371
		13,033,129
Consumer Staples — 13.4%
Foshan Haitian Flavouring & Food, Cl A	226,742	1,230,773
Inner Mongolia Yili Industrial Group, Cl A	311,312	1,196,298
Jiangsu Yanghe Brewery JSC, Cl A	73,622	990,192
Kweichow Moutai, Cl A	54,189	12,709,830
Luzhou Laojiao, Cl A	71,946	1,829,171
Muyuan Foods, Cl A	267,345	1,588,884
Shanxi Xinghuacun Fen Wine Factory, Cl A	59,616	2,012,381
Wuliangye Yibin, Cl A	189,779	4,012,585
		25,570,114
Energy — 4.0%
China Petroleum & Chemical, Cl A	1,904,740	1,676,394
China Shenhua Energy, Cl A	396,847	2,136,624
PetroChina, Cl A	1,299,000	1,767,688
Shaanxi Coal Industry, Cl A	583,316	2,015,784
		7,596,490
Financials — 18.8%
Agricultural Bank of China, Cl A	6,311,607	3,677,221

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Bosera MSCI China A 50 Connect Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials (continued)
Bank of Communications, Cl A	2,909,999	$2,541,099
Bank of Ningbo, Cl A	489,618	1,391,221
China Merchants Bank, Cl A	1,529,467	6,783,212
China Pacific Insurance Group, Cl A	507,514	1,607,738
CITIC Securities, Cl A	907,921	2,400,981
East Money Information, Cl A	1,175,631	2,087,197
Industrial & Commercial Bank of China, Cl A	4,664,126	3,391,905
Industrial Bank, Cl A	1,540,222	3,347,571
Ping An Bank, Cl A	1,438,767	2,084,710
Ping An Insurance Group of China, Cl A	797,898	4,484,907
Shanghai Pudong Development Bank, Cl A	2,176,146	2,137,062
		35,934,824
Health Care — 7.8%
Aier Eye Hospital Group, Cl A	1,001,781	1,766,128
Jiangsu Hengrui Pharmaceuticals, Cl A	685,075	4,337,625
Shenzhen Mindray Bio-Medical Electronics, Cl A	130,253	5,049,448
WuXi AppTec, Cl A	275,582	1,752,848
Zhangzhou Pientzehuang Pharmaceutical, Cl A	64,750	2,037,997
		14,944,046
Industrials — 14.7%
Beijing-Shanghai High Speed Railway, Cl A	6,287,100	4,347,039
China State Construction Engineering, Cl A	5,366,958	3,873,459
Contemporary Amperex Technology, Cl A	508,555	13,319,775
NARI Technology, Cl A	1,028,415	3,447,692
SF Holding, Cl A	626,759	3,142,255
		28,130,220
Information Technology — 14.8%
BOE Technology Group, Cl A	9,727,745	5,439,734
Foxconn Industrial Internet, Cl A	3,147,500	9,871,161
LONGi Green Energy Technology, Cl A	1,994,491	5,359,557
Luxshare Precision Industry, Cl A	1,884,650	7,634,229
		28,304,681
Materials — 11.4%
Wanhua Chemical Group, Cl A	863,799	9,851,049
Zijin Mining Group, Cl A	5,100,392	11,815,960
		21,667,009
Real Estate — 1.3%
China Vanke, Cl A	882,600	1,094,072
Poly Developments and Holdings Group, Cl A	1,086,477	1,366,252
		2,460,324

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Bosera MSCI China A 50 Connect Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Utilities — 4.5%
China National Nuclear Power, Cl A	1,260,000	$1,594,871
China Three Gorges Renewables Group, Cl A	1,941,200	1,253,957
China Yangtze Power, Cl A	1,659,370	5,697,770
		8,546,598
TOTAL CHINA		189,427,109

TOTAL COMMON STOCK (Cost $211,987,210)		189,427,109

	Number of Rights
RIGHTS — 0.0%
CHINA — 0.0%
Health Care — 0.0%
Kangmei Pharma‡‡*(A)	61,390	—
TOTAL CHINA		—

TOTAL RIGHTS (Cost $–)		—

TOTAL INVESTMENTS — 99.2% (Cost $211,987,210)		189,427,109
OTHER ASSETS LESS LIABILITIES – 0.8%		1,438,831
NET ASSETS - 100%		$190,865,940

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.
‡‡	Expiration date not available.

The following summarizes the market value of the Fund’s investments used as of March 31, 2024, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
China	$189,427,109	$—	$—		$189,427,109
Total Common Stock	189,427,109	—	—		189,427,109
Rights	—	—	—	‡‡	—
Total Investments in Securities	$189,427,109	$—	$—		$189,427,109

^	A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.
‡‡	Security or securities with a market value of $0.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI All China Index ETF

	Shares	Value
COMMON STOCK — 99.8% ‡
CHINA — 99.6%
Communication Services — 12.8%
Autohome ADR	456	$11,956
Baidu, Cl A *	5,750	75,452
Bilibili, Cl Z *	1,100	12,411
Focus Media Information Technology, Cl A	25,000	22,451
iQIYI ADR *	2,365	10,004
Kingsoft	12,600	38,799
Kuaishou Technology, Cl B *	6,300	39,483
NetEase	3,400	70,724
Tencent Holdings	12,658	491,347
Tencent Music Entertainment Group ADR *	3,190	35,696
		808,323
Consumer Discretionary — 22.4%
Alibaba Group Holding	32,524	291,935
ANTA Sports Products	4,000	42,523
BYD, Cl A	2,000	55,936
BYD, Cl H	3,000	77,276
China Tourism Group Duty Free, Cl A	2,000	23,530
Chongqing Changan Automobile, Cl A	24,338	56,316
Fuyao Glass Industry Group, Cl A	7,100	42,304
Geely Automobile Holdings	20,000	23,612
Great Wall Motor, Cl H	14,500	16,118
Guangzhou Automobile Group, Cl H	22,000	9,023
H World Group ADR	681	26,355
Haier Smart Home, Cl A	17,200	55,920
Huayu Automotive Systems, Cl A	4,000	9,206
JD.com, Cl A	5,372	74,059
Li Auto, Cl A *	3,100	48,046
Li Ning	6,500	17,275

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary (continued)
Meituan, Cl B *	10,666	$131,918
New Oriental Education & Technology Group *	5,000	43,538
NIO ADR *	4,002	18,009
PDD Holdings ADR *	1,171	136,129
SAIC Motor, Cl A	10,157	21,082
Shenzhou International Group Holdings	3,300	31,244
TAL Education Group ADR *	2,520	28,602
TravelSky Technology, Cl H	6,000	7,268
Trip.com Group *	1,400	61,750
Vipshop Holdings ADR	1,609	26,629
Yum China Holdings	1,055	41,979
		1,417,582
Consumer Staples — 10.3%
Alibaba Health Information Technology *	22,000	8,939
Anhui Gujing Distillery, Cl A	1,200	42,973
China Mengniu Dairy	12,000	25,759
China Resources Beer Holdings	6,000	27,637
Foshan Haitian Flavouring & Food, Cl A	5,133	27,862
Guangdong Haid Group, Cl A	4,300	26,118
Henan Shuanghui Investment & Development, Cl A	4,600	16,631
Inner Mongolia Yili Industrial Group, Cl A	6,700	25,747
Jiangsu Yanghe Brewery JSC, Cl A	1,400	18,830
Kweichow Moutai, Cl A	800	187,637
Luzhou Laojiao, Cl A	2,000	50,849
Muyuan Foods, Cl A	7,502	44,586
New Hope Liuhe, Cl A *	11,800	15,407
Shanxi Xinghuacun Fen Wine Factory, Cl A	1,460	49,283
Tingyi Cayman Islands Holding	12,000	13,155
Want Want China Holdings	20,000	11,806
Wuliangye Yibin, Cl A	2,800	59,202
		652,421
Energy — 5.0%
China Oilfield Services, Cl H	14,000	16,099
China Petroleum & Chemical, Cl A	40,800	35,909
China Petroleum & Chemical, Cl H	84,500	47,938
China Shenhua Energy, Cl H	10,000	39,290
PetroChina, Cl A	19,600	26,672
PetroChina, Cl H	59,984	51,274
Shaanxi Coal Industry, Cl A	10,400	35,939
Shanxi Lu’an Environmental Energy Development, Cl A	6,700	19,093
Yankuang Energy Group, Cl H	21,000	44,112
		316,326

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials — 22.0%
Agricultural Bank of China, Cl A	76,600	$44,628
Agricultural Bank of China, Cl H	91,397	38,537
Bank of Beijing, Cl A	24,600	19,177
Bank of China, Cl A	30,400	18,423
Bank of China, Cl H	210,396	86,831
Bank of Communications, Cl A	38,200	33,357
Bank of Communications, Cl H	37,000	24,300
Bank of Hangzhou, Cl A	12,400	18,975
Bank of Jiangsu, Cl A	19,400	21,109
Bank of Nanjing, Cl A	12,300	15,179
Bank of Ningbo, Cl A	6,300	17,901
Bank of Shanghai, Cl A	16,304	15,091
China CITIC Bank, Cl H	28,000	14,919
China Construction Bank, Cl A	10,500	9,935
China Construction Bank, Cl H	196,000	118,204
China Everbright Bank, Cl A	48,100	20,670
China Galaxy Securities, Cl H	33,500	16,437
China Life Insurance, Cl H	20,483	24,575
China Merchants Bank, Cl A	15,600	69,186
China Merchants Bank, Cl H	11,500	45,477
China Merchants Securities, Cl A	8,300	15,959
China Minsheng Banking, Cl A	44,600	24,879
China Minsheng Banking, Cl H	26,000	9,003
China Pacific Insurance Group, Cl A	6,300	19,958
China Pacific Insurance Group, Cl H	9,400	16,454
CITIC Securities, Cl A	13,845	36,613
CITIC Securities, Cl H	7,000	11,538
East Money Information, Cl A	13,700	24,323
Everbright Securities, Cl A	9,000	20,267
GF Securities, Cl A	8,800	16,181
Guosen Securities, Cl A	9,500	10,965
Guotai Junan Securities, Cl A	7,300	13,946
Haitong Securities, Cl A	11,000	13,181
Huatai Securities, Cl A	10,400	20,111
Huatai Securities, Cl H	8,000	9,138
Huaxia Bank, Cl A	16,200	14,459
Industrial & Commercial Bank of China, Cl A	58,600	42,616
Industrial & Commercial Bank of China, Cl H	135,441	68,184
Industrial Bank, Cl A	17,500	38,035
Industrial Securities, Cl A	24,169	18,109
New China Life Insurance, Cl A	3,500	14,375
New China Life Insurance, Cl H	4,800	8,500
Orient Securities, Cl A	12,300	13,977
People’s Insurance Group of China, Cl H	47,452	15,158
PICC Property & Casualty, Cl H	25,510	33,638

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials (continued)
Ping An Bank, Cl A	17,391	$25,199
Ping An Insurance Group of China, Cl A	8,900	50,026
Ping An Insurance Group of China, Cl H	16,500	69,677
Shanghai Pudong Development Bank, Cl A	25,000	24,551
Shenwan Hongyuan Group, Cl A	28,700	17,630
		1,389,561
Health Care — 4.7%
Beijing Tongrentang, Cl A	1,844	10,411
Changchun High & New Technology Industry Group, Cl A	1,200	19,865
China Medical System Holdings	8,000	8,402
CSPC Pharmaceutical Group	39,520	31,055
Genscript Biotech *	12,000	22,232
Guangzhou Baiyunshan Pharmaceutical Holdings, Cl A	2,800	11,126
Huadong Medicine, Cl A	2,580	11,016
Jiangsu Hengrui Pharmaceuticals, Cl A	4,916	31,126
Shanghai Fosun Pharmaceutical Group, Cl A	3,400	10,804
Shanghai Pharmaceuticals Holding, Cl A	6,600	15,390
Shenzhen Mindray Bio-Medical Electronics, Cl A	1,000	38,767
Sinopharm Group, Cl H	5,600	14,346
Wuxi Biologics Cayman *	10,000	18,271
Yunnan Baiyao Group, Cl A	1,840	12,874
Zai Lab *	4,400	7,252
Zhangzhou Pientzehuang Pharmaceutical, Cl A	600	18,885
Zhejiang NHU, Cl A	6,132	14,079
		295,901
Industrials — 6.9%
AECC Aviation Power, Cl A	3,400	15,903
China Eastern Airlines, Cl A *	21,400	10,729
China Energy Engineering, Cl A	69,737	20,363
China Merchants Port Holdings	15,998	19,195
China Railway Group, Cl H	23,000	11,373
China Southern Airlines, Cl A *	20,100	15,476
CITIC	20,780	19,966
Contemporary Amperex Technology, Cl A	3,100	81,193
COSCO SHIPPING Holdings, Cl A	21,420	30,535
Daqin Railway, Cl A	13,600	13,786
Fosun International	15,000	7,820
Metallurgical Corp of China, Cl A	35,600	16,475
Power Construction Corp of China, Cl A	20,400	13,964
Sany Heavy Industry, Cl A	11,800	23,696
SF Holding, Cl A	3,900	19,553
Shanghai International Airport, Cl A *	1,800	8,990
Shanghai International Port Group, Cl A	15,000	11,094
Weichai Power, Cl A	15,088	34,684

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Zhejiang Chint Electrics, Cl A	3,300	$9,177
Zhuzhou CRRC Times Electric, Cl H	2,700	8,556
Zoomlion Heavy Industry Science and Technology, Cl A	14,100	15,944
ZTO Express Cayman ADR	1,232	25,798
		434,270
Information Technology — 4.5%
BOE Technology Group, Cl A	41,900	23,431
Iflytek, Cl A	2,800	18,789
Kingboard Holdings	4,000	8,157
Kingdee International Software Group *	14,000	15,795
Lenovo Group	28,000	32,449
LONGi Green Energy Technology, Cl A	8,429	22,650
Luxshare Precision Industry, Cl A	10,274	41,617
Sunny Optical Technology Group	2,600	13,272
Unigroup Guoxin Microelectronics, Cl A *	2,019	18,048
Xiaomi, Cl B *	37,400	71,393
Yonyou Network Technology, Cl A	4,625	7,612
ZTE, Cl H	6,600	13,155
		286,368
Materials — 4.3%
Anhui Conch Cement, Cl A	4,600	14,116
Anhui Conch Cement, Cl H	6,000	12,481
Baoshan Iron & Steel, Cl A	24,900	22,772
China National Building Material, Cl H	16,000	5,499
China Northern Rare Earth Group High-Tech, Cl A	9,200	24,545
CMOC Group, Cl H	48,000	40,785
Ganfeng Lithium Group, Cl A	2,720	13,622
Inner Mongolia BaoTou Steel Union, Cl A *	56,000	12,341
Rongsheng Petrochemical, Cl A	10,950	16,605
Shandong Hualu Hengsheng Chemical, Cl A	4,740	17,079
Tianqi Lithium, Cl A	2,040	13,478
Wanhua Chemical Group, Cl A	2,500	28,511
Zhejiang Huayou Cobalt, Cl A	2,104	7,859
Zijin Mining Group, Cl A	17,000	39,383
		269,076
Real Estate — 2.7%
China Merchants Shekou Industrial Zone Holdings, Cl A	8,000	10,413
China Overseas Land & Investment	14,839	21,349
China Resources Land	12,214	38,625
China Vanke, Cl A	9,143	11,334
China Vanke, Cl H	11,700	8,102
Country Garden Holdings *	79,612	4,933
KE Holdings ADR	1,875	25,744

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Real Estate (continued)
Longfor Group Holdings	8,500	$12,012
Poly Developments and Holdings Group, Cl A	14,500	18,234
Seazen Holdings, Cl A *	5,600	7,320
Shenzhen Overseas Chinese Town, Cl A *	24,000	8,892
		166,958
Utilities — 4.0%
China Gas Holdings	13,200	11,907
China Longyuan Power Group, Cl H	14,000	9,803
China Resources Gas Group	6,700	21,359
China Resources Power Holdings	12,000	27,997
China Yangtze Power, Cl A	18,700	64,210
ENN Energy Holdings	2,482	19,123
Guangdong Investment	14,000	5,992
Huadian Power International, Cl A	44,400	42,013
Huaneng Power International, Cl H *	39,077	23,017
Sichuan Chuantou Energy, Cl A	11,800	27,061
		252,482
TOTAL CHINA		6,289,268

HONG KONG — 0.2%
Health Care — 0.2%
Sino Biopharmaceutical	39,500	15,242
TOTAL HONG KONG		15,242

TOTAL COMMON STOCK (Cost $8,385,563)		6,304,510

	Number of Rights
RIGHTS — 0.0%
CHINA — 0.0%
Health Care — 0.0%
Kangmei Pharma‡‡*(A)	446	—
TOTAL CHINA		—

TOTAL RIGHTS (Cost $–)		—

TOTAL INVESTMENTS — 99.8% (Cost $8,385,563)		6,304,510
OTHER ASSETS LESS LIABILITIES – 0.2%		13,282
NET ASSETS - 100%		$6,317,792

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI All China Index ETF (concluded)

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
‡‡	Expiration date not available.
(A)	Level 3 security in accordance with fair value hierarchy.

The following summarizes the market value of the Fund’s investments used as of March 31, 2024, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
China	$6,289,268	$—	$—		$6,289,268
Hong Kong	15,242	—	—		15,242
Total Common Stock	6,304,510	—	—		6,304,510
Rights	—	—	—	‡‡	—
Total Investments in Securities.	$6,304,510	$—	$—		$6,304,510

^	A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.
‡‡	Security or securities with a market value of $0.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI One Belt One Road Index ETF

	Shares	Value
COMMON STOCK — 99.7% ‡
CHINA — 44.9%
Energy — 2.6%
China Petroleum & Chemical, Cl H	190,000	$107,788

Financials — 4.5%
Bank of Changsha, Cl A	9,300	9,927
Bank of Chengdu, Cl A	8,800	16,484
Bank of Hangzhou, Cl A	13,700	20,964
Bank of Jiangsu, Cl A	42,755	46,521
Bank of Nanjing, Cl A	24,091	29,731
Bank of Ningbo, Cl A	15,346	43,605
Bank of Suzhou, Cl A	8,500	8,382
Chongqing Rural Commercial Bank, Cl A	20,600	13,222
		188,836
Industrials — 16.3%
Beijing New Building Materials, Cl A	3,908	15,270
Beijing-Shanghai High Speed Railway, Cl A	114,400	79,099
China Communications Services, Cl H	20,000	9,327
China Energy Engineering, Cl A	75,500	22,046
China Railway Group, Cl H	32,500	16,070
China State Construction Engineering, Cl A	97,600	70,440
China XD Electric, Cl A	11,900	9,015
CRRC, Cl H	34,000	18,333
CSSC Science & Technology, Cl A	3,500	7,906
Daqin Railway, Cl A	36,632	37,134
Dongfang Electric, Cl A	6,500	14,100
Goldwind Science & Technology, Cl A	8,100	8,401
Goneo Group, Cl A	1,000	14,221
Gotion High-tech, Cl A *	4,200	11,714
Jiangsu Expressway, Cl H	10,000	10,235
Jiangsu Zhongtian Technology, Cl A	7,900	15,266
Jiangxi Special Electric Motor, Cl A *	4,000	5,223
Liaoning Port, Cl A	43,800	8,446
Metallurgical Corp of China, Cl A	41,600	19,252

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Ming Yang Smart Energy Group, Cl A	5,200	$6,740
NARI Technology, Cl A	18,652	62,530
Ningbo Deye Technology, Cl A	1,000	12,399
Ningbo Orient Wires & Cables, Cl A	1,600	9,758
Power Construction Corp of China, Cl A	40,100	27,450
Shanghai Construction Group, Cl A	20,300	6,543
Shanghai Electric Group, Cl A *	29,500	17,146
Shanghai International Port Group, Cl A	16,010	11,841
Shenzhen Inovance Technology, Cl A	3,150	26,561
Sichuan Road & Bridge, Cl A	16,800	17,539
Sieyuan Electric, Cl A	1,700	13,967
TBEA, Cl A	11,867	25,040
Yangzijiang Shipbuilding Holdings	19,600	27,739
Zhejiang Expressway, Cl H	12,000	7,697
Zhejiang Weixing New Building Materials, Cl A	3,700	7,843
Zhuzhou CRRC Times Electric, Cl H	3,800	12,041
		684,332
Materials — 3.8%
Anhui Conch Cement, Cl H	9,500	19,761
Beijing Oriental Yuhong Waterproof Technology, Cl A	3,000	6,537
China National Building Material, Cl H	31,000	10,655
China Northern Rare Earth Group High-Tech, Cl A	8,524	22,741
China Rare Earth Resources And Technology, Cl A	2,400	9,104
Henan Shenhuo Coal Industry & Electricity Power, Cl A	5,300	14,527
Jinduicheng Molybdenum, Cl A	7,500	11,755
Sinomine Resource Group, Cl A	1,700	8,598
Western Mining, Cl A	5,500	14,613
Xiamen Tungsten, Cl A	3,300	8,868
Yintai Gold, Cl A	6,300	15,697
Yunnan Chihong Zinc & Germanium, Cl A	11,900	9,293
Yunnan Tin, Cl A	3,800	7,887
		160,036
Utilities — 17.7%
Beijing Enterprises Holdings	4,000	11,602
CECEP Solar Energy, Cl A	9,100	6,580
CGN Power, Cl H	82,000	24,307
China Gas Holdings	20,800	18,763
China Longyuan Power Group, Cl H	26,000	18,205
China National Nuclear Power, Cl A	44,000	55,694
China Power International Development	38,000	15,586
China Resources Gas Group	7,100	22,634
China Resources Power Holdings	16,635	38,811
China Three Gorges Renewables Group, Cl A	66,700	43,086
China Yangtze Power, Cl A	57,000	195,721

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Utilities (continued)
Datang International Power Generation, Cl A	24,000	$9,685
ENN Energy Holdings	6,100	46,998
ENN Natural Gas, Cl A	5,900	15,732
GD Power Development, Cl A	41,500	28,866
Huadian Power International, Cl A	19,542	18,491
Huaneng Power International, Cl H *	33,000	19,438
Kunlun Energy	30,000	25,031
SDIC Power Holdings, Cl A	17,306	35,873
Shanghai Electric Power, Cl A	6,600	7,891
Shenergy, Cl A	11,219	12,223
Shenzhen Energy Group, Cl A	11,100	10,840
Sichuan Chuantou Energy, Cl A	10,584	24,272
Wintime Energy Group, Cl A *	51,200	9,379
Zhejiang Zheneng Electric Power, Cl A *	25,700	23,610
		739,318
TOTAL CHINA		1,880,310

GREECE — 0.3%
Energy — 0.3%
HELLENiQ ENERGY Holdings S.A	1,581	14,240
TOTAL GREECE		14,240

INDIA — 4.9%
Energy — 0.5%
Great Eastern Shipping	1,863	22,365

Industrials — 1.1%
AIA Engineering	791	37,133
GMM Pfaudler	629	9,321
		46,454
Materials — 3.3%
Carborundum Universal	2,158	32,818
Navin Fluorine International	601	22,442
PI Industries	1,579	73,221
Vinati Organics	479	8,446
		136,927
TOTAL INDIA		205,746

INDONESIA — 3.3%
Energy — 1.7%
Adaro Energy Indonesia	273,100	46,507
Indo Tambangraya Megah	7,500	12,630
Medco Energi Internasional	119,200	10,751
		69,888

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Materials — 1.6%
Indah Kiat Pulp & Paper	46,700	$28,203
Merdeka Copper Gold *	183,000	26,316
Pabrik Kertas Tjiwi Kimia	26,500	11,909
		66,428
TOTAL INDONESIA		136,316

ISRAEL — 4.8%
Industrials — 2.5%
Elbit Systems	501	105,035

Materials — 2.3%
ICL Group	14,738	78,202
Israel *	70	19,106
		97,308
TOTAL ISRAEL		202,343

KAZAKHSTAN — 1.2%
Energy — 1.2%
NAC Kazatomprom JSC GDR	1,228	49,621
TOTAL KAZAKHSTAN		49,621

KUWAIT — 10.0%
Financials — 10.0%
Kuwait Finance House	160,758	418,096
TOTAL KUWAIT		418,096

MALAYSIA — 2.7%
Industrials — 0.9%
Pentamaster	9,400	8,878
Sime Darby	51,600	28,345
		37,223
Materials — 1.8%
Petronas Chemicals Group	53,000	75,139
TOTAL MALAYSIA		112,362

PHILIPPINES — 5.4%
Industrials — 5.4%
Aboitiz Equity Ventures	31,840	26,536
Ayala	5,280	60,112
International Container Terminal Services	19,240	108,838
JG Summit	49,842	32,273
TOTAL PHILIPPINES		227,759

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
POLAND — 1.8%
Materials — 1.8%
KGHM Polska Miedz	2,653	$75,943
TOTAL POLAND		75,943

RUSSIA — 0.0%
Energy — 0.0%
Rosneft Oil PJSC (A)(B)	33,666	—
Sovcomflot PJSC (A)(B)	9,110	—
Surgutneftegas PJSC (A)(B)	143,400	—
		—
Materials — 0.0%
MMC Norilsk Nickel PJSC (A)(B)	1,239	—
Polymetal International *(A)(B)	7,154	—
Segezha Group PJSC *(A)(B)	78,500	—
		—
TOTAL RUSSIA		—

SINGAPORE — 9.7%
Financials — 6.1%
Oversea-Chinese Banking	25,712	257,006

Industrials — 3.6%
Keppel	11,100	60,369
Singapore Airlines	11,300	53,586
Singapore Technologies Engineering	11,900	35,446
		149,401
TOTAL SINGAPORE		406,407

SOUTH AFRICA — 2.4%
Materials — 2.4%
Impala Platinum Holdings	17,151	70,927
Kumba Iron Ore	1,221	29,807
TOTAL SOUTH AFRICA		100,734

THAILAND — 4.6%
Energy — 4.2%
PTT	186,800	174,065

Materials — 0.4%
Indorama Ventures	28,300	18,382
TOTAL THAILAND		192,447

TURKEY — 2.8%
Industrials — 2.6%
Otokar Otomotiv Ve Savunma Sanayi A.S. *	785	11,307

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Turk Hava Yollari AO *	10,468	$96,342
		107,649
Materials — 0.2%
Nuh Cimento Sanayi	1,122	10,526
TOTAL TURKEY		118,175

UNITED ARAB EMIRATES — 0.9%
Industrials — 0.9%
Air Arabia PJSC	48,641	36,956
TOTAL UNITED ARAB EMIRATES		36,956

TOTAL COMMON STOCK (Cost $4,995,479)		4,177,455

PREFERRED STOCK — 0.0%
RUSSIA— 0.0%
Energy — 0.0%
Surgutneftegas PJSC (A)(B)(C)	136,600	—

TOTAL PREFERRED STOCK (Cost $74,846)		—

TOTAL INVESTMENTS — 99.7% (Cost $5,070,325)		4,177,455
OTHER ASSETS LESS LIABILITIES – 0.3%		10,603
NET ASSETS - 100%		$4,188,058

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	Due to the financial uncertainty surrounding Russia and its markets, and the inability to liquidate the positions due to market closures and restrictions, the Russian securities have been determined to be worthless.
(C)	Currently, no stated interest rate.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI One Belt One Road Index ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2024, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
China	$1,880,310	$—	$—		$1,880,310
Greece	14,240	—	—		14,240
India	205,746	—	—		205,746
Indonesia	136,316	—	—		136,316
Israel	202,343	—	—		202,343
Kazakhstan	49,621	—	—		49,621
Kuwait	418,096	—	—		418,096
Malaysia	112,362	—	—		112,362
Philippines	227,759	—	—		227,759
Poland	75,943	—	—		75,943
Russia	—	—	—	‡‡	—
Singapore	406,407	—	—		406,407
South Africa	100,734	—	—		100,734
Thailand	192,447	—	—		192,447
Turkey	118,175	—	—		118,175
United Arab Emirates	36,956	—	—		36,956
Total Common Stock	4,177,455	—	—		4,177,455
Preferred Stock
Russia	—	—	—	‡‡	—
Total Preferred Stock	—	—	—		—
Total Investments in Securities	$4,177,455	$—	$—		$4,177,455

^	A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.
‡‡	Security or securities with a market value of $0.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Emerging Markets Consumer Technology Index ETF

	Shares	Value
COMMON STOCK — 99.7% ‡
AUSTRALIA — 0.7%
Consumer Discretionary — 0.7%
IDP Education	11,246	$131,477
TOTAL AUSTRALIA		131,477

BRAZIL — 4.1%
Consumer Discretionary — 3.4%
Americanas *	1,278,400	166,008
MercadoLibre *	306	462,660
		628,668
Information Technology — 0.7%
TOTVS	22,700	128,702
TOTAL BRAZIL		757,370

CHINA — 42.4%
Communication Services — 14.3%
Baidu, Cl A *	36,464	478,487
Bilibili, Cl Z *	35,820	404,130
Kuaishou Technology, Cl B *	72,400	453,746
NetEase	30,500	634,438
Tencent Holdings	17,875	693,856
		2,664,657
Consumer Discretionary — 18.3%
Alibaba Group Holding	69,600	624,728
JD.com, Cl A	49,075	676,576
Meituan, Cl B *	55,898	691,358
PDD Holdings ADR *	5,666	658,672
Tongcheng Travel Holdings *	56,400	148,811
Trip.com Group *	10,650	469,738

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Emerging Markets Consumer Technology Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary (continued)
Vipshop Holdings ADR	8,070	$133,558
		3,403,441
Consumer Staples — 4.5%
Alibaba Health Information Technology *	1,036,000	420,942
JD Health International *	116,700	413,034
		833,976
Information Technology — 5.3%
GDS Holdings, Cl A *	480,900	391,408
Hua Hong Semiconductor *	63,000	122,837
Kingdee International Software Group *	412,000	464,829
		979,074
TOTAL CHINA		7,881,148

GREECE — 0.8%
Consumer Discretionary — 0.8%
OPAP	7,784	140,223
TOTAL GREECE		140,223

INDIA — 7.1%
Consumer Discretionary — 5.5%
FSN E-Commerce Ventures *	249,952	485,354
Zomato *	248,525	542,626
		1,027,980
Financials — 1.6%
One 97 Communications *	31,527	152,206
PB Fintech *	10,376	139,867
		292,073
TOTAL INDIA		1,320,053

JAPAN — 2.5%
Communication Services — 2.5%
Nexon	27,600	457,736
TOTAL JAPAN		457,736

RUSSIA — 0.0%
Communication Services — 0.0%
VK GDR *(A)(B)	49,503	—

Consumer Discretionary — 0.0%
Ozon Holdings PLC ADR *(A)(B)	58,005	—

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Emerging Markets Consumer Technology Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials — 0.0%
HeadHunter Group PLC ADR *(A)(B)	11,746	$—
TOTAL RUSSIA		—

SINGAPORE — 3.3%
Communication Services — 3.3%
Sea ADR *	11,557	620,726
TOTAL SINGAPORE		620,726

SOUTH AFRICA — 2.8%
Consumer Discretionary — 2.8%
Naspers, Cl N	2,909	515,789
TOTAL SOUTH AFRICA		515,789

SOUTH KOREA — 18.5%
Communication Services — 12.3%
Kakao	11,138	444,279
Kakao Games *	7,839	133,926
Krafton *	2,675	490,789
NAVER	3,269	455,050
NCSoft	3,177	469,146
Netmarble *	3,169	146,180
Pearl Abyss *	6,325	140,947
		2,280,317
Consumer Discretionary — 2.4%
Coupang, Cl A *	24,580	437,278

Information Technology — 3.8%
SK Hynix	5,263	715,416
TOTAL SOUTH KOREA		3,433,011

TAIWAN — 13.2%
Consumer Discretionary — 0.8%
momo.com	12,300	148,737

Information Technology — 12.4%
Nanya Technology	223,000	471,733
Powerchip Semiconductor Manufacturing *	163,000	131,404
Taiwan Semiconductor Manufacturing	28,000	681,550
United Microelectronics	286,000	466,486
Vanguard International Semiconductor	57,000	152,280
VisEra Technologies	14,000	132,111
Win Semiconductors	29,000	132,298

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Emerging Markets Consumer Technology Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Information Technology (continued)
WPG Holdings	47,000	$140,838
		2,308,700
TOTAL TAIWAN		2,457,437

UNITED STATES — 3.6%
Financials — 3.6%
Mastercard, Cl A	1,408	678,051
TOTAL UNITED STATES		678,051

URUGUAY — 0.7%
Financials — 0.7%
Dlocal, Cl A *	8,358	122,863
TOTAL URUGUAY		122,863

TOTAL COMMON STOCK (Cost $21,597,248)		18,515,884

TOTAL INVESTMENTS — 99.7% (Cost $21,597,248)		18,515,884
OTHER ASSETS LESS LIABILITIES – 0.3%		61,202
NET ASSETS - 100%		$18,577,086

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	Due to the financial uncertainty surrounding Russia and its markets, and the inability to liquidate the positions due to market closures and restrictions, the Russian securities have been determined to be worthless.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Emerging Markets Consumer Technology Index ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2024, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
Australia	$131,477	$—	$—		$131,477
Brazil	757,370	—	—		757,370
China	7,881,148	—	—		7,881,148
Greece	140,223	—	—		140,223
India	1,320,053	—	—		1,320,053
Japan	457,736	—	—		457,736
Russia	—	—	—	‡‡	—
Singapore	620,726	—	—		620,726
South Africa	515,789	—	—		515,789
South Korea	3,433,011	—	—		3,433,011
Taiwan	2,457,437	—	—		2,457,437
United States	678,051	—	—		678,051
Uruguay	122,863	—	—		122,863
Total Common Stock	18,515,884	—	—		18,515,884
Total Investments in Securities	$18,515,884	$—	$—		$18,515,884

^	A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.
‡‡	Security or securities with a market value of $0.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI China Clean Technology Index ETF

	Shares	Value
COMMON STOCK — 99.9% ‡
CHINA — 98.6%
Consumer Discretionary — 36.6%
BYD, Cl A	19,500	$545,379
BYD, Cl H	188,500	4,855,535
Li Auto, Cl A *	311,100	4,821,653
NIO ADR *	686,335	3,088,508
Seres Group, Cl A *	86,200	1,032,918
Tianneng Power International	620,000	580,672
XPeng, Cl A *	582,200	2,387,880
Yadea Group Holdings	1,168,694	1,893,456
Zhejiang Leapmotor Technology *	491,100	1,647,155
		20,853,156
Industrials — 19.9%
Beijing-Shanghai High Speed Railway, Cl A	2,858,700	1,976,568
China Conch Venture Holdings	1,498,000	1,041,228
China Everbright Environment Group	3,548,216	1,378,221
Contemporary Amperex Technology, Cl A	133,450	3,495,242
Dynagreen Environmental Protection Group, Cl H	367,000	131,298
Ginlong Technologies, Cl A	23,550	193,190
Goldwind Science & Technology, Cl A	200,235	207,670
GoodWe Technologies, Cl A	10,017	138,704
Gotion High-tech, Cl A *	102,800	286,720
Hoymiles Power Electronics, Cl A	4,942	146,768
Ming Yang Smart Energy Group, Cl A	131,000	169,786
Ningbo Deye Technology, Cl A	25,380	314,681
Sungrow Power Supply, Cl A	86,900	1,242,386
Zhejiang Chint Electrics, Cl A	124,500	346,214
Zhejiang Weiming Environment Protection, Cl A	98,600	249,473
		11,318,149

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI China Clean Technology Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Information Technology — 19.3%
China Railway Signal & Communication, Cl A	412,176	$319,617
Flat Glass Group, Cl A	91,300	358,264
Flat Glass Group, Cl H	412,000	1,001,251
Hengdian Group DMEGC Magnetics, Cl A	93,700	187,261
JA Solar Technology, Cl A	191,768	461,433
Kingdee International Software Group *	2,417,000	2,726,921
Kingsoft Cloud Holdings *	1,956,000	414,870
LONGi Green Energy Technology, Cl A	439,446	1,180,871
Risen Energy, Cl A	65,500	132,436
Sanan Optoelectronics, Cl A	286,200	478,550
Shanghai Aiko Solar Energy, Cl A	105,720	198,614
Tuya ADR *	220,668	386,169
Xinyi Solar Holdings	4,077,588	3,157,266
		11,003,523
Utilities — 22.8%
Beijing Enterprises Water Group	3,888,500	864,503
CECEP Solar Energy, Cl A	226,000	163,421
CGN Power, Cl A	640,000	356,123
CGN Power, Cl H	7,130,000	2,113,551
China Datang Renewable Power, Cl H	2,312,000	475,608
China Longyuan Power Group, Cl H	3,260,800	2,283,179
China National Nuclear Power, Cl A	1,102,100	1,395,006
China Three Gorges Renewables Group, Cl A	1,662,600	1,073,989
China Yangtze Power, Cl A	711,900	2,444,447
SDIC Power Holdings, Cl A	434,400	900,463
Sichuan Chuantou Energy, Cl A	266,300	610,696
Xinyi Energy Holdings	2,006,000	284,504
		12,965,490
TOTAL CHINA		56,140,318

HONG KONG — 1.3%
Utilities — 1.3%
Canvest Environmental Protection Group	472,000	243,043
Concord New Energy Group	6,680,000	529,180
TOTAL HONG KONG		772,223

TOTAL COMMON STOCK (Cost $71,084,667)		56,912,541

TOTAL INVESTMENTS — 99.9% (Cost $71,084,667)		56,912,541
OTHER ASSETS LESS LIABILITIES – 0.1%		39,191
NET ASSETS - 100%		$56,951,732

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI China Clean Technology Index ETF (concluded)

*	Non-income producing security.

As of March 31, 2024, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Electric Vehicles and Future Mobility Index ETF

	Shares	Value
COMMON STOCK — 94.2% ‡
AUSTRALIA — 8.0%
Materials — 8.0%
IGO	493,747	$2,277,395
Lynas Rare Earths *	622,374	2,310,352
Mineral Resources	26,675	1,233,336
Pilbara Minerals	1,045,833	2,613,218
TOTAL AUSTRALIA		8,434,301

BELGIUM — 2.5%
Materials — 2.5%
Umicore	120,449	2,601,037
TOTAL BELGIUM		2,601,037

CHINA — 46.0%
Consumer Discretionary — 22.3%
BAIC BluePark New Energy Technology, Cl A *	1,004,100	1,042,768
BYD, Cl A	158,900	4,444,140
Geely Automobile Holdings	2,417,000	2,853,539
Guangzhou Automobile Group, Cl H	1,826,000	748,930
Li Auto, Cl A *	245,200	3,800,287
NIO ADR *(A)	430,867	1,938,901
Seres Group, Cl A *	262,400	3,144,290
Shenzhen Kedali Industry, Cl A	47,736	539,269
XPeng, Cl A *	530,600	2,176,243
Yadea Group Holdings	718,000	1,163,266
Zhejiang Leapmotor Technology *	500,500	1,678,683
		23,530,316
Industrials — 10.3%
Beijing Easpring Material Technology, Cl A	95,100	513,590
China Baoan Group, Cl A	492,307	718,756

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Electric Vehicles and Future Mobility Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Contemporary Amperex Technology, Cl A	181,320	$4,749,029
Eve Energy, Cl A	385,960	2,081,730
Farasis Energy Gan Zhou, Cl A *	233,120	380,163
Gotion High-tech, Cl A *	338,089	942,965
Qingdao TGOOD Electric, Cl A	201,800	536,714
Wuxi Lead Intelligent Equipment, Cl A	298,500	993,712
		10,916,659
Materials — 13.4%
Chengxin Lithium Group, Cl A	173,400	460,464
CMOC Group, Cl A	3,082,700	3,532,597
CNGR Advanced Material, Cl A	124,750	916,673
Ganfeng Lithium Group, Cl A	303,558	1,520,214
GEM, Cl A	976,840	844,933
Guangzhou Tinci Materials Technology, Cl A	339,894	1,040,692
Ningbo Shanshan, Cl A	423,400	684,051
Shanghai Putailai New Energy Technology, Cl A	379,000	1,006,435
Shenzhen Senior Technology Material, Cl A	252,500	385,337
Tianqi Lithium, Cl A	279,100	1,844,034
Xiamen Tungsten, Cl A	271,251	728,900
Zhejiang Huayou Cobalt, Cl A	318,963	1,191,433
		14,155,763
TOTAL CHINA		48,602,738

INDONESIA — 0.3%
Materials — 0.3%
Vale Indonesia	1,376,000	353,221
TOTAL INDONESIA		353,221

JAPAN — 5.1%
Consumer Discretionary — 4.0%
Panasonic Holdings	442,800	4,229,194

Industrials — 1.1%
Nidec	28,000	1,134,098
TOTAL JAPAN		5,363,292

NETHERLANDS — 0.8%
Industrials — 0.8%
Alfen Beheer BV *(A)	15,109	815,882
TOTAL NETHERLANDS		815,882

SOUTH KOREA — 13.8%
Industrials — 9.6%
Ecopro *	13,118	2,669,884

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Electric Vehicles and Future Mobility Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
L&F *	15,781	$2,040,834
LG Energy Solution *	8,194	2,404,182
POSCO Future M	10,718	2,416,277
SK IE Technology *	12,189	662,756
		10,193,933
Information Technology — 4.2%
Samsung SDI	12,573	4,398,799
TOTAL SOUTH KOREA		14,592,732

SWEDEN — 1.5%
Consumer Discretionary — 1.5%
Volvo Car, Cl B *	425,775	1,615,879
TOTAL SWEDEN		1,615,879

UNITED STATES — 16.2%
Consumer Discretionary — 8.0%
Lucid Group *(A)	602,518	1,717,177
Rivian Automotive, Cl A *	268,777	2,943,108
Tesla *	21,470	3,774,211
		8,434,496
Industrials — 2.6%
ChargePoint Holdings *(A)	270,697	514,324
Nikola *	737,660	767,167
Plug Power *(A)	414,811	1,426,950
		2,708,441
Materials — 5.6%
Albemarle	34,392	4,530,802
MP Materials *	99,224	1,418,903
		5,949,705
TOTAL UNITED STATES		17,092,642

TOTAL COMMON STOCK (Cost $141,848,979)		99,471,724

PREFERRED STOCK — 5.3%
CHILE— 2.7%
Industrials — 2.7%
Sociedad Quimica y Minera de Chile (B)	59,708	2,903,555

GERMANY— 2.6%
Consumer Discretionary — 2.6%
Dr Ing hc F Porsche (B)	27,134	2,704,228

TOTAL PREFERRED STOCK (Cost $7,141,483)		5,607,783

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Electric Vehicles and Future Mobility Index ETF (concluded)

	Shares	Value
SHORT-TERM INVESTMENT — 5.7%
Invesco Government & Agency Portfolio, Cl Institutional, 5.240% (C)(D)	5,989,936	$5,989,936
TOTAL SHORT-TERM INVESTMENT (Cost $5,989,936)		5,989,936

TOTAL INVESTMENTS —105.2% (Cost $154,980,398)		111,069,443
OTHER ASSETS LESS LIABILITIES – (5.2)%		(5,451,081)
NET ASSETS - 100%		$105,618,362

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
(A)	Certain securities or partial positions of certain securities are on loan at March 31, 2024.
(B)	Currently, no stated interest rate.
(C)	The rate shown is the 7-day effective yield as of March 31, 2024.
(D)	This security was purchased with cash collateral held from securities on loan. The total value of such security as of March 31, 2024 was $5,989,936.

As of March 31, 2024, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI All China Health Care Index ETF

	Shares	Value
COMMON STOCK — 100.0% ‡
CHINA — 95.4%
Health Care — 95.4%
Aier Eye Hospital Group, Cl A	744,114	$1,311,864
Akeso *	134,000	798,715
Asymchem Laboratories Tianjin, Cl A	27,224	322,623
Autobio Diagnostics, Cl A	46,730	366,482
BeiGene *	181,218	2,201,999
Beijing Tiantan Biological Products, Cl A	131,442	489,349
Beijing Tongrentang, Cl A	109,390	617,583
Beijing Wantai Biological Pharmacy Enterprise, Cl A	67,422	628,123
Bloomage Biotechnology, Cl A	38,424	297,267
Changchun High & New Technology Industry Group, Cl A	32,208	533,177
China Medical System Holdings	358,000	376,002
China National Medicines, Cl A	60,155	273,417
China Resources Pharmaceutical Group	417,500	266,724
China Resources Sanjiu Medical & Pharmaceutical, Cl A	78,790	563,111
Chongqing Taiji Industry Group, Cl A *	44,400	203,336
Chongqing Zhifei Biological Products, Cl A	191,372	1,184,543
CSPC Innovation Pharmaceutical, Cl A	93,300	475,470
CSPC Pharmaceutical Group	2,372,889	1,864,609
Dong-E-E-Jiao, Cl A	51,340	435,022
Genscript Biotech *	310,000	574,335
Guangzhou Baiyunshan Pharmaceutical Holdings, Cl A	112,140	445,601
Guangzhou Kingmed Diagnostics Group, Cl A	37,299	289,026
Hangzhou Tigermed Consulting, Cl A	29,850	218,518
Hansoh Pharmaceutical Group	314,000	621,063
Huadong Medicine, Cl A	139,941	597,511
Hualan Biological Engineering, Cl A	145,847	405,175
Hubei Jumpcan Pharmaceutical, Cl A	73,500	378,919
Humanwell Healthcare Group, Cl A	130,200	348,078
Hygeia Healthcare Holdings	92,200	375,800
Imeik Technology Development, Cl A	17,200	818,329
Innovent Biologics *	322,500	1,553,482
iRay Technology, Cl A	8,137	245,799
Jiangsu Hengrui Pharmaceuticals, Cl A	508,828	3,221,699
Jiangsu Nhwa Pharmaceutical, Cl A	80,300	247,744
Jiangsu Yuyue Medical Equipment & Supply, Cl A	79,910	377,515
Joincare Pharmaceutical Group Industry, Cl A	148,745	223,105

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI All China Health Care Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Jointown Pharmaceutical Group, Cl A	311,775	$346,111
Lepu Medical Technology Beijing, Cl A	150,000	284,695
Livzon Pharmaceutical Group, Cl A	49,059	246,633
Meinian Onehealth Healthcare Holdings, Cl A *	312,183	216,710
MGI Tech, Cl A	33,155	270,066
Nanjing King-Friend Biochemical Pharmaceutical, Cl A	128,884	198,995
Pharmaron Beijing, Cl A	118,475	332,397
Shandong Weigao Group Medical Polymer, Cl H	661,200	412,276
Shanghai Fosun Pharmaceutical Group, Cl A	169,129	537,409
Shanghai Fosun Pharmaceutical Group, Cl H	132,000	215,883
Shanghai Junshi Biosciences, Cl A *	61,136	228,700
Shanghai Pharmaceuticals Holding, Cl A	222,094	517,884
Shanghai Pharmaceuticals Holding, Cl H	195,500	282,267
Shanghai RAAS Blood Products, Cl A	530,034	518,324
Shanghai United Imaging Healthcare, Cl A	65,744	1,175,358
Shenzhen Kangtai Biological Products, Cl A	89,077	268,565
Shenzhen Mindray Bio-Medical Electronics, Cl A	96,655	3,746,972
Shenzhen New Industries Biomedical Engineering, Cl A	62,600	570,267
Shenzhen Salubris Pharmaceuticals, Cl A	88,865	356,297
Shijiazhuang Yiling Pharmaceutical, Cl A	133,250	370,180
Sichuan Kelun Pharmaceutical, Cl A	119,515	502,890
Sinopharm Group, Cl H	356,400	913,035
Tonghua Dongbao Pharmaceutical, Cl A	158,991	224,459
Topchoice Medical, Cl A *	25,541	210,719
Walvax Biotechnology, Cl A	128,200	271,571
WuXi AppTec, Cl A	204,620	1,301,492
WuXi AppTec, Cl H	92,684	439,353
Wuxi Biologics Cayman *	1,018,635	1,861,186
Yunnan Baiyao Group, Cl A	143,323	1,002,811
Zai Lab *	250,600	413,053
Zhangzhou Pientzehuang Pharmaceutical, Cl A	48,034	1,511,863
Zhejiang Huahai Pharmaceutical, Cl A	118,172	209,964
Zhejiang NHU, Cl A	246,530	566,036
TOTAL CHINA		44,675,536

HONG KONG — 2.3%
Health Care — 2.3%
Sino Biopharmaceutical	2,749,750	1,061,049
TOTAL HONG KONG		1,061,049

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI All China Health Care Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
UNITED STATES — 2.3%
Health Care — 2.3%
Legend Biotech ADR *	19,289	$1,081,920
TOTAL UNITED STATES		1,081,920

TOTAL COMMON STOCK (Cost $63,444,775)		46,818,505

	Number of Rights
RIGHTS — 0.0%
CHINA — 0.0%
Health Care — 0.0%
Kangmei Pharma ‡‡*(A)	109,673	—
TOTAL CHINA		—

TOTAL RIGHTS (Cost $–)		—

TOTAL INVESTMENTS —100.0% (Cost $63,444,775)		46,818,505
OTHER ASSETS LESS LIABILITIES – 0.0%		(14,091)
NET ASSETS - 100%		$46,804,414

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.
‡‡	Expiration date not available.

The following summarizes the market value of the Fund’s investments used as of March 31, 2024, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
China	$44,675,536	$—	$—		$44,675,536
Hong Kong	1,061,049	—	—		1,061,049
United States	1,081,920	—	—		1,081,920
Total Common Stock	46,818,505	—	—		46,818,505
Rights	—	—	—	‡‡	—
Total Investments in Securities	$46,818,505	$—	$—		$46,818,505

^	A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.
‡‡	Security or securities with a market value of $0.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Asia Pacific High Income Bond ETF

	Face Amount	Value
CORPORATE OBLIGATIONS — 94.3%
AUSTRALIA — 3.3%
Financials — 3.3%
Macquarie Bank
6.125%, USSW5 + 3.703% (A)(B)	$250,000	$239,955
QBE Insurance Group, MTN
5.250%, H15T5Y + 3.047% (A)(B)	250,000	242,993
		482,948
TOTAL AUSTRALIA		482,948

CHINA — 20.6%
Consumer Discretionary — 5.2%
Fortune Star BVI
6.850%, 07/02/2024	200,000	196,760
5.950%, 10/19/2025	400,000	365,392
5.000%, 05/18/2026	250,000	208,943
		771,095
Financials — 2.5%
Huarong Finance 2017, MTN
4.250%, 11/07/2027	200,000	184,536
ZhongAn Online P&C Insurance
3.125%, 07/16/2025	200,000	191,048
		375,584
Materials — 1.7%
China Hongqiao Group
7.750%, 03/27/2025	250,000	250,875

Real Estate — 11.2%
Fuqing Investment Management, MTN
3.250%, 06/23/2025	200,000	179,599
Greentown China Holdings
5.650%, 07/13/2025	200,000	183,199
4.700%, 04/29/2025	200,000	183,490

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Asia Pacific High Income Bond ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Real Estate (continued)
Hopson Development Holdings
7.000%, 05/18/2024	$250,000	$237,500
Pingan Real Estate Capital, MTN
3.450%, 07/29/2026	200,000	166,437
2.750%, 07/29/2024	250,000	243,799
Shui On Development Holding
6.150%, 08/24/2024	200,000	174,940
Vanke Real Estate Hong Kong, MTN
4.200%, 06/07/2024	300,000	282,900
		1,651,864
TOTAL CHINA		3,049,418

HONG KONG — 13.2%
Consumer Discretionary — 5.4%
Li & Fung, MTN
5.000%, 08/18/2025	250,000	244,286
LS Finance 2017
4.800%, 06/18/2026	200,000	175,018
LS Finance 2025
4.500%, 06/26/2025	200,000	187,199
Melco Resorts Finance
5.250%, 04/26/2026	200,000	193,157
		799,660
Financials — 5.6%
Bank of East Asia, MTN
5.825%, H15T5Y + 5.527% (A)(B)	250,000	241,875
FWD Group Holdings
8.045%, H15T5Y + 4.865% (A)(B)	200,000	197,036
6.375%, H15T5Y + 4.876% (A)(B)	200,000	194,938
PCGI Intermediate, MTN
4.750%, 10/28/2024	200,000	197,000
		830,849
Real Estate — 2.2%
NWD Finance BVI
6.150%, (A)(B)	200,000	176,000
5.250%, (A)(B)	200,000	143,479
		319,479
TOTAL HONG KONG		1,949,988

INDIA — 21.2%
Energy — 9.0%
Continuum Energy Aura Pte
9.500%, 02/24/2027	200,000	207,615
Greenko Solar Mauritius
5.550%, 01/29/2025	400,000	395,000

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Asia Pacific High Income Bond ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Energy (continued)
India Clean Energy Holdings, MTN
4.500%, 04/18/2027	$400,000	$366,452
India Cleantech Energy
4.700%, 08/10/2026	383,625	359,840
		1,328,907
Financials — 3.2%
Axis Bank, MTN
4.100%, H15T5Y + 3.315% (A) (B)	200,000	185,100
Shriram Finance, MTN
4.150%, 07/18/2025	300,000	290,520
		475,620
Industrials — 6.8%
Delhi International Airport
6.450%, 06/04/2029	200,000	196,790
GMR Hyderabad International Airport
4.250%, 10/27/2027	200,000	184,100
India Airport Infrastructure
6.250%, 10/25/2025	250,000	249,687
Magnum Holdings
5.375%, 10/31/2026	400,000	382,166
		1,012,743
Materials — 2.2%
Vedanta Resources
13.875%, 12/09/2028	188,000	165,106
Vedanta Resources Finance II
13.875%, 12/09/2028	168,000	153,384
		318,490
TOTAL INDIA		3,135,760

INDONESIA — 6.6%
Consumer Discretionary — 1.3%
Gajah Tunggal
8.950%, 06/23/2026	200,000	193,134

Financials — 2.5%
Bank Negara Indonesia Persero
4.300%, H15T5Y + 3.466% (A)(B)	400,000	368,268

Materials — 2.8%
Nickel Industries
11.250%, 10/21/2028	200,000	213,861
6.500%, 04/01/2024	200,000	200,000
		413,861
TOTAL INDONESIA		975,263

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Asia Pacific High Income Bond ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
MACAU — 10.9%
Consumer Discretionary — 10.9%
Champion Path Holdings
4.850%, 01/27/2028	$200,000	$181,350
MGM China Holdings
5.875%, 05/15/2026	200,000	197,513
5.250%, 06/18/2025	200,000	197,153
4.750%, 02/01/2027	200,000	190,521
Studio City Finance
6.500%, 01/15/2028	200,000	190,505
Wynn Macau
5.625%, 08/26/2028	200,000	189,691
5.500%, 10/01/2027	200,000	191,501
5.125%, 12/15/2029	300,000	274,046
		1,612,280
TOTAL MACAU		1,612,280

PHILIPPINES — 5.6%
Consumer Discretionary — 1.3%
Jollibee Worldwide Pte
3.900%, (A)(B)	200,000	195,040

Consumer Staples — 1.3%
Royal Capital BV
5.000%, (A)(B)	200,000	196,540

Energy — 1.7%
SMC Global Power Holdings
6.500%, (A)(B)	250,000	248,920

Financials — 1.3%
Rizal Commercial Banking
6.500%, H15T5Y + 6.236% (A)(B)	200,000	195,098
TOTAL PHILIPPINES		835,598

SINGAPORE — 1.2%
Real Estate — 1.2%
GLP Pte, MTN
3.875%, 06/04/2025	200,000	176,099

THAILAND — 7.7%
Financials — 7.7%
Bangkok Bank, MTN
5.000%, H15T5Y + 4.729% (A)(B)	200,000	194,738
Kasikornbank, MTN
4.000%, H15T5Y + 3.337% (A)(B)	400,000	369,198
Krung Thai Bank
4.400%, H15T5Y + 3.530% (A)(B)	400,000	379,200

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Asia Pacific High Income Bond ETF (concluded)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Financials (continued)
TMBThanachart Bank, MTN
4.900%, H15T5Y + 3.256% (A)(B)	$200,000	$197,500
		1,140,636
TOTAL THAILAND		1,140,636

UNITED KINGDOM — 2.5%
Financials — 2.5%
Standard Chartered
7.750%, H15T5Y + 4.976% (A)(B)	200,000	202,535
4.750%, H15T5Y + 3.805% (A)(B)	200,000	166,525
		369,060
TOTAL UNITED KINGDOM		369,060

VIETNAM — 1.5%
Utilities — 1.5%
Mong Duong Finance Holdings BV
5.125%, 05/07/2029	230,573	219,747

TOTAL CORPORATE OBLIGATIONS (Cost $13,548,863)		13,946,797

TOTAL INVESTMENTS — 94.3% (Cost $13,548,863)		13,946,797
OTHER ASSETS LESS LIABILITIES – 5.7%		837,677
NET ASSETS - 100%		$14,784,474

(A)	Perpetual security with no stated maturity date.
(B)	Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

As of March 31, 2024, all of the Fund’s investments were considered Level 2 of the fair value hierarchy, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI Emerging Markets ex China Index ETF

	Shares	Value
COMMON STOCK — 95.7% ‡
AUSTRALIA — 0.2%
Materials — 0.2%
Anglogold Ashanti	8,703	$194,266
TOTAL AUSTRALIA		194,266

BRAZIL — 5.2%
Communication Services — 0.2%
Telefonica Brasil	10,700	108,164

Consumer Discretionary — 0.1%
Lojas Renner	18,725	63,520
Magazine Luiza *	117,000	42,073
		105,593
Consumer Staples — 0.5%
Ambev	99,800	249,024
Raia Drogasil	27,168	148,553
		397,577
Energy — 1.0%
Petroleo Brasileiro	83,100	635,508
Ultrapar Participacoes	24,200	137,642
		773,150
Financials — 1.0%
B3 - Brasil Bolsa Balcao	110,500	264,685
Banco Bradesco	53,188	135,373
Banco do Brasil	24,200	273,737
Banco Santander Brasil	8,100	46,151
BB Seguridade Participacoes	13,400	87,057
		807,003

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials — 0.7%
CCR	21,400	$59,084
Localiza Rent a Car	15,620	170,631
Rumo	21,400	95,167
WEG	32,100	244,972
		569,854
Materials — 1.4%
Klabin	13,400	67,622
Suzano	15,900	203,231
Vale	69,900	849,460
		1,120,313
Utilities — 0.3%
Cia de Saneamento Basico do Estado de Sao Paulo	5,400	91,374
Equatorial Energia	24,000	156,067
		247,441
TOTAL BRAZIL		4,129,095

CHILE — 0.6%
Consumer Discretionary — 0.0%
Falabella *	13,664	35,844

Energy — 0.1%
Empresas Copec	7,104	50,981

Financials — 0.3%
Banco de Chile	1,210,090	134,475
Banco de Credito e Inversiones	1,180	33,703
Banco Santander Chile	1,205,239	59,964
		228,142
Materials — 0.0%
Empresas CMPC	23,101	46,892

Utilities — 0.2%
Enel Americas	520,652	50,698
Enel Chile	1,305,856	78,417
		129,115
TOTAL CHILE		490,974

COLOMBIA — 0.2%
Financials — 0.2%
Bancolombia	13,385	118,708
TOTAL COLOMBIA		118,708

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
CZECH REPUBLIC — 0.2%
Financials — 0.1%
Komercni Banka	1,316	$47,215

Utilities — 0.1%
CEZ	2,798	100,027
TOTAL CZECH REPUBLIC		147,242

EGYPT — 0.1%
Financials — 0.1%
Commercial International Bank Egypt SAE	47,964	80,952
TOTAL EGYPT		80,952

GREECE — 0.1%
Communication Services — 0.1%
Hellenic Telecommunications Organization	4,198	61,977
TOTAL GREECE		61,977

HUNGARY — 0.4%
Energy — 0.1%
MOL Hungarian Oil & Gas	6,545	53,099

Financials — 0.2%
OTP Bank Nyrt	4,008	184,552

Health Care — 0.1%
Richter Gedeon Nyrt	3,230	81,978
TOTAL HUNGARY		319,629

INDIA — 20.2%
Communication Services — 1.1%
Bharti Airtel	59,410	875,167

Consumer Discretionary — 2.2%
Bajaj Auto	1,484	162,775
Eicher Motors	2,373	114,359
Mahindra & Mahindra	16,838	387,898
Maruti Suzuki India	2,725	411,690
Tata Motors	33,013	392,977
Titan	5,642	257,184
		1,726,883
Consumer Staples — 1.9%
Dabur India	30,609	191,998
Godrej Consumer Products	16,619	249,437
Hindustan Unilever	16,465	447,019
ITC	79,210	406,818

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Staples (continued)
Nestle India	7,320	$230,156
		1,525,428
Energy — 0.7%
Bharat Petroleum	13,753	99,335
Indian Oil	110,166	221,580
Oil & Natural Gas	80,510	258,754
		579,669
Financials — 5.9%
Axis Bank	50,174	629,984
Bajaj Finance	4,591	398,824
Bajaj Finserv	7,016	138,284
HDFC Bank	58,597	1,017,267
HDFC Life Insurance	18,260	138,665
ICICI Bank	84,605	1,109,063
Jio Financial Services *	39,831	168,942
Kotak Mahindra Bank	31,304	670,163
State Bank of India	39,586	357,094
		4,628,286
Health Care — 1.0%
Aurobindo Pharma	4,753	62,046
Cipla	10,772	193,341
Dr Reddy’s Laboratories	2,068	152,688
Sun Pharmaceutical Industries	19,766	384,063
		792,138
Industrials — 0.8%
Larsen & Toubro	13,103	591,330

Information Technology — 4.1%
HCL Technologies	23,764	439,806
Infosys ADR	83,555	1,498,141
Tata Consultancy Services	19,766	918,665
Tech Mahindra	13,642	204,150
Wipro	32,992	189,916
		3,250,678
Materials — 1.6%
Asian Paints	8,844	301,869
Grasim Industries	5,965	163,589
Hindalco Industries	36,835	247,436
JSW Steel	15,623	155,513
UltraTech Cement	2,121	247,930
UPL	9,829	53,740

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Materials (continued)
Vedanta	23,982	$78,112
		1,248,189
Utilities — 0.9%
GAIL India	55,473	120,421
NTPC	88,524	356,421
Power Grid Corp of India	75,110	249,368
		726,210
TOTAL INDIA		15,943,978

INDONESIA — 3.1%
Communication Services — 0.3%
Telkom Indonesia Persero	1,213,300	265,541

Consumer Staples — 0.1%
Charoen Pokphand Indonesia	166,100	55,000
Unilever Indonesia	171,500	29,205
		84,205
Energy — 0.2%
Adaro Energy Indonesia	609,200	103,743
United Tractors	38,100	58,093
		161,836
Financials — 2.3%
Bank Central Asia	1,146,500	728,539
Bank Mandiri Persero	948,100	433,537
Bank Negara Indonesia Persero	353,600	131,583
Bank Rakyat Indonesia Persero	1,317,900	502,888
		1,796,547
Industrials — 0.2%
Astra International	526,400	170,984
TOTAL INDONESIA		2,479,113

MALAYSIA — 2.1%
Communication Services — 0.1%
CelcomDigi Bhd	78,400	69,405
Maxis	78,400	55,823
		125,228
Consumer Discretionary — 0.1%
Genting	51,400	51,042

Consumer Staples — 0.1%
Sime Darby Plantation	59,500	54,182

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials — 1.2%
CIMB Group Holdings	216,955	$304,369
Hong Leong Bank	13,700	56,097
Malayan Banking	147,416	301,809
Public Bank	341,400	304,396
		966,671
Health Care — 0.1%
IHH Healthcare	51,400	65,703

Materials — 0.1%
Petronas Chemicals Group	78,400	111,148

Utilities — 0.4%
Petronas Gas	13,400	49,886
Tenaga Nasional	97,200	233,707
		283,593
TOTAL MALAYSIA		1,657,567

MEXICO — 4.9%
Communication Services — 0.7%
America Movil	625,000	585,829

Consumer Staples — 1.5%
Fomento Economico Mexicano	43,400	563,044
Grupo Bimbo, Ser A	29,400	138,795
Wal-Mart de Mexico	113,000	455,488
		1,157,327
Financials — 1.0%
Grupo Financiero Banorte, Cl O	59,500	631,343
Grupo Financiero Inbursa, Cl O *	40,100	123,351
		754,694
Industrials — 0.5%
Grupo Aeroportuario del Pacifico, Cl B	10,860	174,454
Grupo Aeroportuario del Sureste, Cl B	6,925	218,460
		392,914
Materials — 1.1%
Cemex *	330,000	291,251
Grupo Mexico	59,500	351,271
Southern Copper	1,876	199,831
		842,353

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Real Estate — 0.1%
Fibra Uno Administracion †	74,600	$123,916
TOTAL MEXICO		3,857,033

PERU — 0.7%
Financials — 0.4%
Credicorp	1,746	295,825

Materials — 0.3%
Cia de Minas Buenaventura SAA ADR	15,002	238,231
TOTAL PERU		534,056

PHILIPPINES — 1.2%
Financials — 0.3%
BDO Unibank	71,464	196,410

Industrials — 0.4%
Ayala	8,420	95,861
JG Summit	106,335	68,853
SM Investments	8,420	145,588
		310,302
Real Estate — 0.5%
Ayala Land	291,100	167,001
SM Prime	397,500	231,224
		398,225
TOTAL PHILIPPINES		904,937

POLAND — 1.7%
Communication Services — 0.1%
CD Projekt	1,591	46,640

Consumer Discretionary — 0.3%
LPP	63	241,715

Energy — 0.1%
ORLEN	7,386	120,540

Financials — 1.1%
Bank Polska Kasa Opieki	4,357	198,688
Powszechna Kasa Oszczednosci Bank Polski	21,789	324,233
Powszechny Zaklad Ubezpieczen	15,829	193,747
Santander Bank Polska	841	120,105
		836,773

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Materials — 0.1%
KGHM Polska Miedz	3,038	$86,963
TOTAL POLAND		1,332,631

QATAR — 1.0%
Financials — 0.8%
Masraf Al Rayan	103,174	67,271
Qatar Islamic Bank	30,255	157,881
Qatar National Bank	107,265	418,337
		643,489
Industrials — 0.2%
Industries Qatar	48,122	158,204
TOTAL QATAR		801,693

ROMANIA — 0.2%
Real Estate — 0.2%
NEPI Rockcastle	24,679	170,467
TOTAL ROMANIA		170,467

RUSSIA — 0.0%
Communication Services — 0.0%
Mobile TeleSystems PJSC ADR (A)(B)	3,839	—

Consumer Staples — 0.0%
X5 Retail Group GDR *(A)(B)	915	—

Energy — 0.0%
Gazprom PJSC *(A)(B)	89,700	—
LUKOIL PJSC (A)(B)	3,729	—
Novatek PJSC GDR *(A)(B)	756	—
Rosneft Oil PJSC (A)(B)	10,270	—
Tatneft PJSC (A)(B)	16,537	—
		—
Financials — 0.0%
Sberbank of Russia PJSC (A)(B)	99,330	—

Materials — 0.0%
Alrosa PJSC (A)(B)	18,910	—
MMC Norilsk Nickel PJSC (A)(B)	670	—
Novolipetsk Steel PJSC *(A)(B)	8,860	—
Severstal PAO *(A)(B)	1,512	—
		—
TOTAL RUSSIA		—

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
SOUTH AFRICA — 5.1%
Communication Services — 0.4%
MTN Group	36,978	$183,052
Vodacom Group	19,409	101,010
		284,062
Consumer Discretionary — 1.3%
Naspers, Cl N	5,052	895,760
Woolworths Holdings	40,753	127,427
		1,023,187
Consumer Staples — 0.5%
Bid	7,386	180,127
Clicks Group	4,432	69,304
Shoprite Holdings	14,100	184,245
		433,676
Energy — 0.1%
Exxaro Resources	11,779	105,111

Financials — 2.0%
Absa Group	15,838	123,893
Capitec Bank	2,287	253,116
Discovery	15,748	100,320
FirstRand	98,701	321,754
Nedbank Group	9,984	120,570
Old Mutual	188,628	117,044
Remgro	19,249	124,127
Sanlam	32,093	117,602
Standard Bank Group	29,057	284,244
		1,562,670
Industrials — 0.1%
Bidvest Group	5,912	75,713

Materials — 0.7%
Anglo American Platinum	1,541	62,539
Gold Fields	23,506	377,238
Sasol	12,267	94,832
		534,609
TOTAL SOUTH AFRICA		4,019,028

SOUTH KOREA — 17.6%
Communication Services — 0.8%
Kakao	5,643	225,091
NAVER	2,769	385,449

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Communication Services (continued)
NCSoft	406	$59,954
		670,494
Consumer Discretionary — 2.1%
Coway	948	39,434
Hyundai Mobis	1,511	286,206
Hyundai Motor	3,306	572,181
Kangwon Land	2,132	25,798
Kia	6,586	539,110
LG Electronics	2,507	177,096
		1,639,825
Consumer Staples — 0.5%
Amorepacific	922	83,143
KT&G	3,709	257,598
LG H&H	219	61,816
		402,557
Energy — 0.4%
HD Hyundai	2,312	123,478
SK Innovation *	1,429	123,130
S-Oil	814	47,465
		294,073
Financials — 2.2%
DB Insurance	894	62,887
Hana Financial Group	7,919	339,407
Industrial Bank of Korea	4,598	46,108
KB Financial Group	9,452	487,958
Samsung Fire & Marine Insurance	1,192	270,939
Samsung Life Insurance	1,242	85,153
Shinhan Financial Group	10,100	345,107
Woori Financial Group	8,621	91,701
		1,729,260
Health Care — 0.3%
Samsung Biologics *	383	236,414

Industrials — 1.7%
Hyundai Engineering & Construction	1,429	35,028
Hyundai Glovis	1,556	201,225
Korea Aerospace Industries	4,008	153,324
Korea Shipbuilding & Offshore Engineering *	680	59,805
LG	2,875	186,862
Samsung C&T	2,561	301,518
Samsung Heavy Industries *	24,845	157,974
SK Holdings	1,028	136,380

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
SK Square *	1,906	$111,857
		1,343,973
Information Technology — 8.1%
LG Display *	3,900	31,142
Samsung Electro-Mechanics	1,756	193,959
Samsung Electronics	70,830	4,335,296
Samsung SDI	1,188	415,635
Samsung SDS	620	75,298
SK Hynix	9,749	1,325,212
		6,376,542
Materials — 1.3%
Hyundai Steel	1,429	33,755
Korea Zinc	138	46,333
LG Chemical	1,055	344,026
Lotte Chemical	325	28,800
POSCO Holdings	1,800	564,234
		1,017,148
Utilities — 0.2%
Korea Electric Power *	11,198	182,994
TOTAL SOUTH KOREA		13,893,280

TAIWAN — 27.0%
Communication Services — 1.1%
Chunghwa Telecom	107,000	421,266
Far EasTone Telecommunications	79,000	201,181
Taiwan Mobile	79,000	254,254
		876,701
Consumer Staples — 0.6%
President Chain Store	27,000	224,835
Uni-President Enterprises	107,000	259,112
		483,947
Energy — 0.1%
Formosa Petrochemical	27,000	58,634

Financials — 5.5%
Cathay Financial Holding	160,000	243,223
Chailease Holding	53,615	288,149
Chang Hwa Commercial Bank	409,150	233,957
China Development Financial Holding *	486,000	211,843
CTBC Financial Holding	398,000	411,015
E.Sun Financial Holding	342,397	291,541
First Financial Holding	342,605	296,535

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials (continued)
Fubon Financial Holding	190,827	$415,600
Hua Nan Financial Holdings	272,567	197,164
Mega Financial Holding	219,414	278,008
Shanghai Commercial & Savings Bank	165,000	249,277
Shin Kong Financial Holding *	806,000	203,241
SinoPac Financial Holdings	189,211	127,999
Taishin Financial Holding	594,300	334,257
Taiwan Cooperative Financial Holding	301,114	246,510
Yuanta Financial Holding	325,285	308,987
		4,337,306
Industrials — 0.3%
Far Eastern New Century	240,000	249,348

Information Technology — 17.9%
ASE Technology Holding	83,000	417,548
Asustek Computer	27,000	362,351
AUO	215,600	120,588
Catcher Technology	27,000	184,761
Delta Electronics	54,000	575,375
Hon Hai Precision Industry	240,000	1,124,877
Innolux	275,001	129,322
Lite-On Technology	107,000	337,682
MediaTek	27,000	1,008,171
Novatek Microelectronics	27,000	509,569
Pegatron	82,000	261,346
Quanta Computer	81,000	742,841
Taiwan Semiconductor Manufacturing	326,000	7,935,195
United Microelectronics	214,000	349,049
		14,058,675
Materials — 1.5%
Asia Cement	107,000	138,082
China Steel	352,000	262,871
Formosa Chemicals & Fibre	81,000	139,710
Formosa Plastics	107,000	230,359
Nan Ya Plastics	134,000	234,474
Taiwan Cement	159,404	160,134
		1,165,630
TOTAL TAIWAN		21,230,241

THAILAND — 1.9%
Communication Services — 0.2%
Advanced Info Service	25,300	142,144
		142,144

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Staples — 0.3%
CP ALL	136,000	$204,070
		204,070
Energy — 0.5%
PTT	276,600	257,743
PTT Exploration & Production	38,000	159,342
		417,085
Health Care — 0.2%
Bangkok Dusit Medical Services, Cl F	249,300	194,726
		194,726
Industrials — 0.3%
Airports of Thailand	124,600	223,674
		223,674
Materials — 0.3%
Indorama Ventures	81,000	52,612
PTT Global Chemical	69,500	72,858
Siam Cement	13,600	95,419
		220,889
Real Estate — 0.1%
Central Pattana	38,800	66,993
		66,993
TOTAL THAILAND		1,469,581

TURKEY — 0.8%
Consumer Staples — 0.3%
BIM Birlesik Magazalar	18,447	205,841

Energy — 0.3%
Turkiye Petrol Rafinerileri	36,936	202,079

Financials — 0.2%
Akbank	131,992	190,857
TOTAL TURKEY		598,777

UNITED ARAB EMIRATES — 1.1%
Communication Services — 0.4%
Emirates Telecommunications Group PJSC	57,737	288,669

Financials — 0.5%
Abu Dhabi Commercial Bank PJSC	58,595	132,758
First Abu Dhabi Bank PJSC	86,358	310,889
		443,647

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Real Estate — 0.2%
Emaar Properties PJSC	64,688	$143,920
TOTAL UNITED ARAB EMIRATES		876,236

UNITED STATES — 0.1%
Consumer Staples — 0.1%
JBS	16,000	68,724
TOTAL UNITED STATES		68,724

TOTAL COMMON STOCK (Cost $71,858,742)		75,380,185

PREFERRED STOCK — 3.8%
BRAZIL — 2.5%
Energy — 0.8%
Petroleo Brasileiro (C)	89,100	665,017

Financials — 1.5%
Banco Bradesco (C)	120,371	342,918
Itau Unibanco Holding (C)	86,000	595,147
Itausa (C)	113,276	237,616
		1,175,681
Materials — 0.1%
Gerdau (C)	19,075	84,599

Utilities — 0.1%
Cia Energetica de Minas Gerais (C)	21,923	55,010
TOTAL BRAZIL		1,980,307

CHILE — 0.2%
Industrials — 0.2%
Sociedad Quimica y Minera de Chile (C)	3,347	162,762

COLOMBIA— 0.1%
Financials — 0.1%
Bancolombia (C)	8,110	68,988

RUSSIA — 0.0%
Energy — 0.0%
Surgutneftegas PJSC (A)(B)(C)	50,900	—

SOUTH KOREA — 1.0%
Information Technology — 1.0%
Samsung Electronics (C)	14,496	732,203

TOTAL PREFERRED STOCK (Cost $2,774,416)		2,944,260

TOTAL INVESTMENTS — 99.5% (Cost $74,633,158)		78,324,445
OTHER ASSETS LESS LIABILITIES – 0.5%		427,906
NET ASSETS - 100%		$78,752,351

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
†	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

(A)	Level 3 security in accordance with fair value hierarchy.
(B)	Due to the financial uncertainty surrounding Russia and its markets, and the inability to liquidate the positions due to market closures and restrictions, the Russian securities have been determined to be worthless.
(C)	Currently, no stated interest rate.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares MSCI Emerging Markets ex China Index ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2024, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
Australia	$194,266	$—	$—		$194,266
Brazil	4,129,095	—	—		4,129,095
Chile	490,974	—	—		490,974
Colombia	118,708	—	—		118,708
Czech Republic	147,242	—	—		147,242
Egypt	80,952	—	—		80,952
Greece	61,977	—	—		61,977
Hungary	319,629	—	—		319,629
India	15,943,978	—	—		15,943,978
Indonesia	2,479,113	—	—		2,479,113
Malaysia	1,657,567	—	—		1,657,567
Mexico	3,857,033	—	—		3,857,033
Peru	534,056	—	—		534,056
Philippines	904,937	—	—		904,937
Poland	1,332,631	—	—		1,332,631
Qatar	801,693	—	—		801,693
Romania	170,467	—	—		170,467
Russia	—	—	—	‡‡	—
South Africa	4,019,028	—	—		4,019,028
South Korea	13,893,280	—	—		13,893,280
Taiwan	21,230,241	—	—		21,230,241
Thailand	1,469,581	—	—		1,469,581
Turkey	598,777	—	—		598,777
United Arab Emirates	876,236	—	—		876,236
United States	68,724	—	—		68,724
Total Common Stock	75,380,185	—	—		75,380,185
Preferred Stock
Brazil	1,980,307	—	—		1,980,307
Chile	162,762	—	—		162,762
Colombia	68,988	—	—		68,988
Russia	—	—	—	‡‡	—
South Korea	732,203	—	—		732,203
Total Preferred Stock	2,944,260	—	—		2,944,260
Total Investments in Securities	$78,324,445	$—	$—		$78,324,445

^	A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.
‡‡	Security or securities with a market value of $0.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares CICC China 5G & Semiconductor Index ETF

	Shares	Value
COMMON STOCK — 99.8% ‡
CHINA — 99.8%
Communication Services — 1.3%
Kunlun Tech, Cl A *	22,400	$122,946

Consumer Discretionary — 0.8%
Hisense Visual Technology, Cl A	22,300	72,609

Information Technology — 97.7%
ACM Research Shanghai, Cl A	7,783	93,048
Advanced Micro-Fabrication Equipment China, Cl A	10,868	223,485
Avary Holding Shenzhen, Cl A	41,385	132,242
Beijing Kingsoft Office Software, Cl A	8,365	335,273
BOE Technology Group, Cl A	638,530	357,065
BYD Electronic International	38,500	141,919
Cambricon Technologies, Cl A *	7,362	175,887
Chaozhou Three-Circle Group, Cl A	34,164	116,179
China Resources Microelectronics, Cl A	22,993	123,383
China Zhenhua Group Science & Technology, Cl A	10,000	74,899
Eoptolink Technology, Cl A	12,900	120,767
Foxconn Industrial Internet, Cl A	300,174	941,403
GigaDevice Semiconductor, Cl A	12,400	122,746
GoerTek, Cl A	62,422	137,390
Guobo Electronics, Cl A	7,141	67,865
Hangzhou Silan Microelectronics, Cl A	30,000	80,450
Hua Hong Semiconductor *	23,000	44,845
Hygon Information Technology, Cl A	40,825	434,431
Iflytek, Cl A	41,900	281,165
Ingenic Semiconductor, Cl A	8,800	74,905
JCET Group, Cl A	30,100	116,621
Lingyi iTech Guangdong, Cl A	127,400	96,334
Luxshare Precision Industry, Cl A	130,605	529,047
Maxscend Microelectronics, Cl A	9,669	135,289
Montage Technology, Cl A	20,540	129,995
National Silicon Industry Group, Cl A *	49,367	90,025
NAURA Technology Group, Cl A	9,218	387,998
Sanan Optoelectronics, Cl A	90,400	151,156
SG Micro, Cl A	8,700	77,912
Shanghai BOCHU Electronic Technology, Cl A	2,503	94,867
Shennan Circuits, Cl A	8,900	109,319

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares CICC China 5G & Semiconductor Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Information Technology (continued)
Shenzhen Goodix Technology, Cl A *	8,300	$67,014
Shenzhen Transsion Holdings, Cl A	13,995	324,354
Sunny Optical Technology Group	19,800	101,069
Suzhou TFC Optical Communication, Cl A	6,900	144,284
TCL Zhonghuan Renewable Energy Technology, Cl A	73,500	119,861
TongFu Microelectronics, Cl A	27,600	85,495
Unigroup Guoxin Microelectronics, Cl A *	15,400	137,659
Universal Scientific Industrial Shanghai, Cl A	39,500	74,643
Will Semiconductor Shanghai, Cl A	21,006	284,721
Wingtech Technology, Cl A *	22,555	113,701
WUS Printed Circuit Kunshan, Cl A	34,200	142,162
Xiaomi, Cl B *	364,200	695,226
Yealink Network Technology, Cl A	22,532	80,192
Zhejiang Dahua Technology, Cl A	59,600	155,149
Zhejiang Jingsheng Mechanical & Electrical, Cl A	23,520	111,017
Zhongji Innolight, Cl A	14,300	308,359
ZTE, Cl H	149,600	298,189
		9,241,005
TOTAL CHINA		9,436,560

TOTAL COMMON STOCK (Cost $10,992,141)		9,436,560

TOTAL INVESTMENTS — 99.8% (Cost $10,992,141)		9,436,560
OTHER ASSETS LESS LIABILITIES – 0.2%		22,735
NET ASSETS - 100%		$9,459,295

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.

As of March 31, 2024, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Value Line® Dynamic Dividend Equity Index ETF

	Shares	Value
COMMON STOCK — 99.9% ‡
UNITED STATES — 99.9%
Communication Services — 5.3%
Alphabet, Cl C *	2,271	$345,783
Comcast, Cl A	12,557	544,346
Meta Platforms, Cl A	1,578	766,245
		1,656,374
Consumer Discretionary — 5.7%
Amazon.com *	4,589	827,764
Home Depot	1,845	707,742
Lowe’s	718	182,896
Williams-Sonoma	248	78,747
		1,797,149
Consumer Staples — 5.2%
Colgate-Palmolive	1,997	179,830
Flowers Foods	18,981	450,799
Kimberly-Clark	3,885	502,525
Universal	9,373	484,771
		1,617,925
Energy — 3.0%
DT Midstream	7,793	476,152
Hess Midstream, Cl A	13,056	471,713
		947,865
Financials — 9.3%
CME Group, Cl A	2,326	500,765
Goldman Sachs Group	1,359	567,641
Invesco	28,363	470,542
JPMorgan Chase	1,966	393,790
T Rowe Price Group	4,147	505,602

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Value Line® Dynamic Dividend Equity Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials (continued)
Western Union	33,386	$466,736
		2,905,076
Health Care — 9.2%
AbbVie	2,265	412,457
Amgen	27	7,677
Bristol-Myers Squibb	10,426	565,402
CVS Health	6,345	506,077
Eli Lilly	65	50,567
Gilead Sciences	6,039	442,357
Merck	2,379	313,909
Pfizer	21,831	605,810
		2,904,256
Industrials — 15.3%
Automatic Data Processing	703	175,567
Cummins	1,776	523,298
Emerson Electric	4,621	524,114
Fastenal	6,548	505,113
Honeywell International	627	128,692
Illinois Tool Works	813	218,152
MSC Industrial Direct, Cl A	4,464	433,186
Paychex	3,921	481,499
Robert Half	2,967	235,224
RTX	5,811	566,747
Snap-on	1,513	448,181
United Parcel Service, Cl B	571	84,868
Watsco	1,086	469,119
		4,793,760
Information Technology — 21.2%
Adobe *	23	11,606
Analog Devices	805	159,221
Apple	7,423	1,272,896
Arista Networks *	335	97,143
Cisco Systems	11,722	585,045
Juniper Networks	7,789	288,660
Microsoft	4,879	2,052,693
NVIDIA	1,647	1,488,164
Super Micro Computer *	108	109,083
Texas Instruments	3,305	575,764
		6,640,275
Materials — 6.0%
Air Products and Chemicals	1,834	444,323
Dow	8,769	507,988

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Value Line® Dynamic Dividend Equity Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Materials (continued)
Packaging Corp of America	2,578	$489,253
Sonoco Products	7,610	440,163
		1,881,727
Real Estate — 6.1%
American Tower †	2,419	477,970
Crown Castle †	4,437	469,568
Public Storage †	1,570	455,394
Simon Property Group †	3,240	507,028
		1,909,960
Utilities — 13.6%
ALLETE	7,094	423,086
American Electric Power	5,671	488,273
Consolidated Edison	5,039	457,592
Duke Energy	5,116	494,768
Entergy	4,432	468,374
Evergy	4,220	225,264
ONE Gas	3,072	198,236
Public Service Enterprise Group	7,737	516,677
Spire	1,820	111,693
UGI	18,260	448,100
WEC Energy Group	5,425	445,501
		4,277,564
TOTAL UNITED STATES		31,331,931

TOTAL COMMON STOCK (Cost $28,492,272)		31,331,931

TOTAL INVESTMENTS — 99.9% (Cost $28,492,272)		31,331,931
OTHER ASSETS LESS LIABILITIES – 0.1%		42,981
NET ASSETS - 100%		$31,374,912

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
†	Real Estate Investment Trust

As of March 31, 2024, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Consolidated Schedule of Investments March 31, 2024

KFA Mount Lucas Managed Futures Index Strategy ETF

	Face Amount	Value
U.S. TREASURY OBLIGATIONS — 73.4%
U.S. Treasury Bills
5.292%, 04/04/2024 (A)	$40,000,000	$39,982,696
5.287%, 04/11/2024 (A)	35,000,000	34,949,065
5.281%, 04/30/2024 (A)	40,000,000	39,830,568
5.276%, 05/02/2024 (A)	40,000,000	39,818,150
0.000%, 05/30/2024 (A)	40,000,000	39,655,014
TOTAL U.S. TREASURY OBLIGATIONS (Cost $194,238,688)		194,235,493

TOTAL INVESTMENTS — 73.4% (Cost $194,238,688)		194,235,493
OTHER ASSETS LESS LIABILITIES – 26.6%		70,390,331
NET ASSETS - 100%		$264,625,824

A list of the open futures contracts held by the Fund at March 31, 2024, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
British Pound	545	Jun-2024	$43,573,384	$43,010,719	$(562,665)
Copper ^	98	Jul-2024	9,940,441	9,895,550	(44,891)
Euro-Bund	22	Jun-2024	3,165,643	3,165,744	101
Gasoline ^	169	Jun-2024	17,991,298	19,082,973	1,091,675
Gold ^	87	Jun-2024	18,433,918	19,474,080	1,040,162
Japanese 10-Year Bond	63	Jun-2024	62,268,206	60,711,058	136,167
Live Cattle ^	202	Jun-2024	14,761,527	14,564,200	(197,327)
Long Gilt 10-Year Bond	493	Jun-2024	62,128,154	62,186,571	436,905
NY Harbor ULSD ^	168	Jun-2024	18,241,103	18,484,603	243,500
WTI Crude Oil ^	235	Jun-2024	18,157,836	19,368,700	1,210,864
			268,661,510	269,944,198	3,354,491
Short Contracts
AUD Currency	(535)	Jun-2024	(35,515,812)	(34,951,550)	564,262
CAD Currency	(528)	Jun-2024	(39,065,839)	(39,040,320)	25,519
Canadian 10-Year Bond	(692)	Jun-2024	(61,564,732)	(61,478,188)	(32,821)
Corn ^	(840)	May-2024	(18,063,810)	(18,564,000)	(500,190)
Euro FX	(227)	Jun-2024	(31,174,467)	(30,706,006)	468,461
Japanese Yen	(508)	Jun-2024	(43,536,616)	(42,452,925)	1,083,691
Natural Gas ^	(802)	Jun-2024	(15,921,248)	(16,015,940)	(94,692)
Soybean ^	(316)	May-2024	(18,446,066)	(18,825,700)	(379,634)
Sugar No 11 ^	(743)	May-2024	(19,087,751)	(18,740,243)	347,508

The accompanying notes are an integral part of the financial statements.

Consolidated Schedule of Investments March 31, 2024

KFA Mount Lucas Managed Futures Index Strategy ETF (concluded)

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Swiss Franc	(301)	Jun-2024	$(43,206,047)	$(42,072,275)	$1,133,772
Ultra 10-Year U.S. Treasury Note	(591)	Jun-2024	(67,318,875)	(67,734,141)	(415,266)
Wheat ^	(626)	May-2024	(17,720,815)	(17,535,825)	184,990
			(410,622,078)	(408,117,113)	2,385,600
			$(141,960,568)	$(138,172,915)	$5,740,091

^	Security is held by the KFA MLM Index Subsidiary, Ltd. as of March 31, 2024.
(A)	Interest rate represents the security’s effective yield at the time of purchase.

The following summarizes the market value of the Fund’s investments and other financial instruments used as of March 31, 2024, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$194,235,493	$—	$194,235,493
Total Investments in Securities	$—	$194,235,493	$—	$194,235,493

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$7,967,577	$—	$—	$7,967,577
Unrealized Depreciation	(2,227,486)	—	—	(2,227,486)
Total Other Financial Instruments	$5,740,091	$—	$—	$5,740,091

*	Futures Contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares SSE STAR Market 50 Index ETF

	Shares	Value
COMMON STOCK — 99.3% ‡
CHINA — 99.3%
Consumer Discretionary — 3.5%
Beijing Roborock Technology, Cl A	15,784	$744,742
Tianneng Battery Group, Cl A	27,233	106,900
		851,642
Health Care — 11.7%
Bloomage Biotechnology, Cl A	38,316	296,431
iRay Technology, Cl A	10,198	308,072
MGI Tech, Cl A	41,328	336,640
Shanghai Junshi Biosciences, Cl A *	91,446	342,085
Shanghai United Imaging Healthcare, Cl A	81,949	1,465,068
Sichuan Biokin Pharmaceutical, Cl A *	7,104	122,865
		2,871,161
Industrials — 7.6%
AVIC Chengdu UAS, Cl A	27,015	145,188
Baimtec Material, Cl A	17,898	132,379
GoodWe Technologies, Cl A	24,017	332,548
Hoymiles Power Electronics, Cl A	8,292	246,257
Ningbo Ronbay New Energy Technology, Cl A	58,142	228,711
Pylon Technologies, Cl A	20,884	252,608
Sany Renewable Energy, Cl A	48,246	183,271
Zhuzhou CRRC Times Electric, Cl A	51,839	339,148
		1,860,110
Information Technology — 73.0%
3peak, Cl A	15,883	224,012
ACM Research Shanghai, Cl A	17,237	206,073
Advanced Micro-Fabrication Equipment China, Cl A	86,208	1,772,747
Amlogic Shanghai, Cl A	66,246	434,134
ASR Microelectronics, Cl A *	41,851	237,200
Beijing Kingsoft Office Software, Cl A	45,911	1,840,133
Cambricon Technologies, Cl A *	41,424	989,671
China Railway Signal & Communication, Cl A	514,332	398,833
China Resources Microelectronics, Cl A	105,009	563,488

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares SSE STAR Market 50 Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Information Technology (continued)
CSI Solar, Cl A *	88,016	$150,565
Everdisplay Optronics Shanghai, Cl A *	831,832	248,619
GalaxyCore, Cl A	155,152	356,873
Guobo Electronics, Cl A	7,086	67,343
Hwatsing Technology, Cl A	18,882	452,519
Hygon Information Technology, Cl A	184,894	1,967,510
Jinko Solar, Cl A	397,735	453,590
Loongson Technology, Cl A *	31,898	383,370
Montage Technology, Cl A	181,050	1,145,839
National Silicon Industry Group, Cl A *	327,794	597,762
Nexchip Semiconductor, Cl A *	79,791	146,935
Piotech, Cl A	18,529	481,089
Qi An Xin Technology Group, Cl A *	54,840	237,929
Shanghai BOCHU Electronic Technology, Cl A	11,710	443,827
Shanghai Fudan Microelectronics Group, Cl A	53,257	232,015
Shenzhen Transsion Holdings, Cl A	64,160	1,486,998
SICC, Cl A *	34,396	228,347
SUPCON Technology, Cl A	109,406	701,154
Trina Solar, Cl A	216,125	708,470
Verisilicon Microelectronics Shanghai, Cl A *	59,630	288,196
Xinjiang Daqo New Energy, Cl A	127,967	475,884
		17,921,125
Materials — 3.5%
Cathay Biotech, Cl A	46,406	282,128
Western Superconducting Technologies, Cl A	90,438	458,642
Zhongfu Shenying Carbon Fiber, Cl A	25,214	106,720
		847,490
TOTAL CHINA		24,351,528

TOTAL COMMON STOCK (Cost $34,729,302)		24,351,528

TOTAL INVESTMENTS — 99.3% (Cost $34,729,302)		24,351,528
OTHER ASSETS LESS LIABILITIES – 0.7%		182,623
NET ASSETS - 100%		$24,534,151

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.

As of March 31, 2024, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Hang Seng TECH Index ETF

	Shares	Value
COMMON STOCK — 87.2% ‡
CHINA — 87.2%
Communication Services — 24.6%
Baidu, Cl A *	17,300	$227,013
Bilibili, Cl Z *	6,680	75,365
China Literature *	11,400	38,090
Kingsoft	23,400	72,056
Kuaishou Technology, Cl B *	34,400	215,592
NetEase	10,205	212,277
Tencent Holdings	12,400	481,332
Weibo, Cl A	120	1,134
		1,322,859
Consumer Discretionary — 38.6%
Alibaba Group Holding	24,000	215,423
Haier Smart Home, Cl A	59,426	184,889
JD.com, Cl A	37,560	517,818
Li Auto, Cl A *	14,100	218,532
Meituan, Cl B *	42,380	524,169
NIO, Cl A *	3,360	16,078
Tongcheng Travel Holdings *	30,000	79,155
Trip.com Group *	4,150	183,043
XPeng, Cl A *	34,500	141,501
		2,080,608
Consumer Staples — 4.0%
Alibaba Health Information Technology *	156,000	63,385
East Buy Holding *	12,500	33,221
JD Health International *	27,250	96,446
Ping An Healthcare and Technology *	15,100	22,766
		215,818
Financials — 0.6%
ZhongAn Online P&C Insurance, Cl H *	20,900	33,380

Information Technology — 19.4%
BYD Electronic International	19,500	71,881

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Hang Seng TECH Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Information Technology (continued)
Hua Hong Semiconductor *	16,000	$31,197
Kingdee International Software Group *	75,000	84,617
Lenovo Group	196,000	227,143
SenseTime Group, Cl B *	491,000	44,543
Sunny Optical Technology Group	17,440	89,022
Xiaomi, Cl B *	261,400	498,989
		1,047,392
TOTAL CHINA		4,700,057

TOTAL COMMON STOCK (Cost $5,018,816)		4,700,057

TOTAL INVESTMENTS — 87.2% (Cost $5,018,816)		4,700,057
OTHER ASSETS LESS LIABILITIES – 12.8%		690,683
NET ASSETS - 100%		$5,390,740

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.

As of March 31, 2024, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares S&P Pan Asia Dividend Aristocrats Index ETF

	Shares	Value
COMMON STOCK — 97.4% ‡
AUSTRALIA — 15.5%
Communication Services — 1.0%
CAR Group	1,118	$26,316

Financials — 2.2%
AUB Group	1,454	28,211
Steadfast Group	8,314	31,894
		60,105
Health Care — 2.8%
EBOS Group	1,825	37,388
Sonic Healthcare	1,883	36,129
		73,517
Industrials — 2.5%
Computershare	2,084	35,499
Washington H Soul Pattinson	1,464	32,102
		67,601
Materials — 2.1%
Brickworks	1,529	28,409
Northern Star Resources	2,830	26,716
		55,125
Real Estate — 1.9%
Charter Hall Group †	5,752	51,598

Utilities — 3.0%
APA Group	14,617	80,199
TOTAL AUSTRALIA		414,461

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares S&P Pan Asia Dividend Aristocrats Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
CHINA — 30.7%
Consumer Discretionary — 5.6%
Bosideng International Holdings	154,000	$76,936
Zhongsheng Group Holdings	42,000	72,769
		149,705
Energy — 5.7%
PetroChina, Cl H	180,000	153,863

Financials — 8.0%
China Merchants Bank, Cl H	27,000	106,773
Ping An Insurance Group of China, Cl H	25,500	107,683
		214,456
Health Care — 5.5%
China Medical System Holdings	39,000	40,961
CSPC Pharmaceutical Group	58,000	45,576
Sinopharm Group, Cl H	23,600	60,459
		146,996
Real Estate — 3.1%
China Resources Land	26,000	82,221

Utilities — 2.8%
ENN Energy Holdings	9,800	75,506
TOTAL CHINA		822,747

HONG KONG — 10.2%
Financials — 1.0%
AIA Group	3,800	25,515

Real Estate — 3.5%
Swire Properties	44,800	94,106

Utilities — 5.7%
CK Infrastructure Holdings	13,000	76,075
Hong Kong & China Gas	102,000	77,284
		153,359
TOTAL HONG KONG		272,980

INDIA — 0.9%
Information Technology — 0.9%
Infosys ADR	1,415	25,371
TOTAL INDIA		25,371

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares S&P Pan Asia Dividend Aristocrats Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
INDONESIA — 1.0%
Financials — 1.0%
Bank Central Asia	44,300	$28,150
TOTAL INDONESIA		28,150

JAPAN — 29.0%
Communication Services — 0.8%
KDDI	400	11,846
Nippon Telegraph & Telephone	8,900	10,573
		22,419
Consumer Discretionary — 3.5%
Fujitsu General	400	4,979
Open House Group	500	16,350
Rinnai	300	6,906
Sangetsu	700	15,448
Sekisui Chemical	1,000	14,735
Sekisui House	700	16,258
TS Tech	1,400	18,598
		93,274
Consumer Staples — 2.7%
Asahi Group Holdings	300	11,065
Kao	300	11,176
Lion	800	7,178
Morinaga	500	8,674
Nisshin Seifun Group	600	8,323
Seven & i Holdings	600	8,746
Sundrug	400	12,335
Yakult Honsha	300	6,182
		73,679
Financials — 5.8%
Chiba Bank	1,700	14,170
Fuyo General Lease	100	9,092
Jaccs	400	14,748
SBI Holdings	800	20,885
Sompo Holdings	900	18,970
Sumitomo Mitsui Financial Group	300	17,659
Tokio Marine Holdings	600	18,645
Tokyo Century	1,200	12,583
Yamaguchi Financial Group	1,500	15,446
Zenkoku Hosho	400	14,539
		156,737
Health Care — 2.7%
Alfresa Holdings	600	8,811

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares S&P Pan Asia Dividend Aristocrats Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Astellas Pharma	1,400	$15,203
Hisamitsu Pharmaceutical	200	5,250
Kyowa Kirin	500	8,889
Mani	600	7,867
Medipal Holdings	700	10,730
Shionogi	200	10,242
Ship Healthcare Holdings	400	5,556
		72,548
Industrials — 3.9%
Benefit One	500	7,153
COMSYS Holdings	600	14,066
EXEO Group	1,400	14,977
Hikari Tsushin	100	18,679
Kandenko	1,000	11,556
Sanwa Holdings	700	12,400
SHO-BOND Holdings	200	8,489
Takeuchi Manufacturing	400	16,122
		103,442
Information Technology — 2.2%
Azbil	200	5,542
Dentsu Soken	100	3,317
FUJIFILM Holdings	300	6,680
Murata Manufacturing	400	7,464
NEC Networks & System Integration	500	8,375
Otsuka	600	12,674
SCSK	400	7,499
TIS	300	6,520
		58,071
Materials — 2.3%
Air Water	900	14,242
Fujimi	400	9,303
Nissan Chemical	300	11,348
Nitto Denko	200	18,210
Shin-Etsu Chemical	200	8,701
		61,804
Real Estate — 4.5%
Aeon Mall	1,000	11,840
Daiwa Securities Living Investments, Cl A †	24	16,714
Hulic	1,200	12,460
Japan Metropolitan Fund Invest †	26	16,269
Japan Real Estate Investment †	4	14,219
Mori Hills REIT Investment, Cl A †	18	16,282

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares S&P Pan Asia Dividend Aristocrats Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Real Estate (continued)
Nomura Real Estate Holdings	600	$17,444
Tokyo Tatemono	900	15,649
		120,877
Utilities — 0.6%
Nippon Gas	900	15,280
TOTAL JAPAN		778,131

NEW ZEALAND — 1.0%
Health Care — 1.0%
Fisher & Paykel Healthcare	1,759	26,988
TOTAL NEW ZEALAND		26,988

PHILIPPINES — 2.1%
Industrials — 2.1%
International Container Terminal Services	9,760	55,211
TOTAL PHILIPPINES		55,211

TAIWAN — 5.7%
Financials — 1.2%
Chailease Holding	6,120	32,891

Information Technology — 4.5%
Advantech	3,300	41,653
Sinbon Electronics	5,000	43,120
Wistron	9,000	35,153
		119,926
TOTAL TAIWAN		152,817

THAILAND — 1.3%
Financials — 1.3%
Krungthai Card	27,000	33,854
TOTAL THAILAND		33,854

TOTAL COMMON STOCK (Cost $2,572,693)		2,610,710

TOTAL INVESTMENTS — 97.4% (Cost $2,572,693)		2,610,710
OTHER ASSETS LESS LIABILITIES – 2.6%		69,646
NET ASSETS - 100%		$2,680,356

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
†	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares S&P Pan Asia Dividend Aristocrats Index ETF (concluded)

As of March 31, 2024, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Dynamic Emerging Markets Strategy ETF

	Shares	Value
EXCHANGE - TRADED FUNDS — 99.1%
KraneShares MSCI All China Index ETF (A)	112,596	$2,027,280
KraneShares MSCI Emerging Markets ex China Index ETF (A)	56,867	1,668,176
TOTAL EXCHANGE - TRADED FUNDS (Cost $3,726,952)		3,695,456

TOTAL INVESTMENTS — 99.1% (Cost $3,726,952)		3,695,456
OTHER ASSETS LESS LIABILITIES – 0.9%		34,004
NET ASSETS - 100%		$3,729,460

(A)	Affiliated Investment.

As of March 31, 2024, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

Transactions with affiliated companies during the period ended March 31, 2024 are as follows:

Value as of 8/25/2023	Purchases at Cost	Proceeds from Sale	Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/(Loss)	Value as of 3/31/2024	Dividend Income	Capital Gain Distributions
KraneShares MSCI All China Index ETF
$—	$4,550,666	$(2,374,475)	$(192,775)	$43,864	$2,027,280	$69,182	$—
KraneShares MSCI Emerging Markets ex China Index ETF
—	3,137,413	(1,643,938)	161,279	13,422	1,668,176	32,365	—
$—	$7,688,079	$(4,018,413)	$(31,496)	$57,286	$3,695,456	$101,547	—

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Global Luxury Index ETF

	Shares	Value
COMMON STOCK — 97.5% ‡
CHINA — 0.4%
Consumer Discretionary — 0.4%
Chow Tai Fook Jewellery Group	7,000	$10,321
TOTAL CHINA		10,321

DENMARK — 1.8%
Consumer Discretionary — 1.8%
Pandora	301	48,572
TOTAL DENMARK		48,572

FRANCE — 38.2%
Consumer Discretionary — 21.2%
Hermes International	71	181,424
Kering	252	99,705
LVMH Moet Hennessy Louis Vuitton	318	286,325
		567,454
Consumer Staples — 12.5%
L’Oreal	487	230,711
Pernod Ricard	581	94,090
Remy Cointreau	85	8,578
		333,379
Health Care — 4.5%
EssilorLuxottica	528	119,579
TOTAL FRANCE		1,020,412

GERMANY — 0.5%
Consumer Discretionary — 0.5%
HUGO BOSS	226	13,332
TOTAL GERMANY		13,332

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Global Luxury Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
HONG KONG — 0.5%
Consumer Discretionary — 0.5%
Melco Resorts & Entertainment ADR *	1,751	$12,625
TOTAL HONG KONG		12,625

ITALY — 8.7%
Consumer Discretionary — 7.9%
Brunello Cucinelli	135	15,455
Ferrari	274	119,551
Moncler	826	61,714
PRADA	1,900	15,051
		211,771
Consumer Staples — 0.8%
Davide Campari-Milano	2,045	20,571
TOTAL ITALY		232,342

JAPAN — 4.3%
Consumer Discretionary — 0.2%
Casio Computer	800	6,850

Consumer Staples — 4.1%
Kao	1,700	63,330
Shiseido	1,700	45,975
		109,305
TOTAL JAPAN		116,155

MACAU — 2.5%
Consumer Discretionary — 2.5%
Galaxy Entertainment Group	8,000	40,171
Sands China *	10,000	28,174
TOTAL MACAU		68,345

SINGAPORE — 0.5%
Consumer Discretionary — 0.5%
Genting Singapore	21,000	13,771
TOTAL SINGAPORE		13,771

SWITZERLAND — 8.7%
Consumer Discretionary — 8.7%
Cie Financiere Richemont, Cl A	1,355	206,853
Swatch Group	108	25,108
TOTAL SWITZERLAND		231,961

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Global Luxury Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
UNITED KINGDOM — 7.6%
Consumer Discretionary — 1.0%
Burberry Group	1,518	$23,261
Watches of Switzerland Group *	892	4,041
		27,302
Consumer Staples — 6.6%
Diageo	4,738	175,099
TOTAL UNITED KINGDOM		202,401

UNITED STATES — 23.8%
Consumer Discretionary — 18.2%
Boyd Gaming	292	19,658
Caesars Entertainment *	873	38,185
Capri Holdings *	439	19,887
Deckers Outdoor *	82	77,183
Las Vegas Sands	1,161	60,024
MGM Resorts International *	1,035	48,862
Penn Entertainment *	597	10,871
Ralph Lauren, Cl A	154	28,915
Red Rock Resorts, Cl A	189	11,306
Samsonite International *	5,400	20,423
Signet Jewelers	158	15,811
Tapestry	870	41,308
Vail Resorts	147	32,756
VF	1,537	23,578
Wynn Resorts	366	37,416
		486,183
Consumer Staples — 5.6%
Coty, Cl A *	1,501	17,952
Estee Lauder, Cl A	790	121,778
Inter Parfums	72	10,117
		149,847
TOTAL UNITED STATES		636,030

TOTAL COMMON STOCK (Cost $2,360,393)		2,606,267

TOTAL INVESTMENTS — 97.5% (Cost $2,360,393)		2,606,267
OTHER ASSETS LESS LIABILITIES – 2.5%		66,507
NET ASSETS - 100%		$2,672,774

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares Global Luxury Index ETF (concluded)

As of March 31, 2024, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments/Consolidated Schedule of Investments March 31, 2024

Glossary (abbreviations which may be used in preceding Schedule of Investments):

Portfolio Abbreviations

ADR — American Depositary Receipt
BV — Business Value

BVI — Business Volume Indicator

Cl — Class

ETF — Exchange-Traded Fund

FX — Foreign Exchange

GDR — Global Depositary Receipt

H15T5Y — U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year

JSC — Joint-Stock Company

MTN — Medium Term Note

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

USSW5 — U.S. Dollar Swap Semi 30/360 5 Year Currency

WTI — West Texas Intermediate

Statements of Assets and Liabilities

March 31, 2024

	KraneShares CSI China Internet ETF		KraneShares Bosera MSCI China A 50 Connect Index ETF	KraneShares MSCI All China Index ETF
Assets:
Investments at Value	$5,453,952,518	*	$189,427,109	$6,304,510
Cash and Cash Equivalents	7,701,062		107,179	7,746
Foreign Currency at Value	—		1,422,368	70
Dividend and Interest Receivable	5,987,945		838	725
Due from Broker	71,554		—	—
Receivable for Capital Shares Sold	—		—	7,296
Reclaim Receivable	—		—	75
Total Assets	5,467,713,079		190,957,494	6,320,422

Liabilities:
Obligation to Return Securities Lending Collateral	33,462,855		—	—
Payable for Management Fees	3,151,527		89,730	2,570
Payable for Securities Lending Fees	60,096		—	—
Payable for Trustees’ Fees	52,270		1,824	60
Total Liabilities	36,726,748		91,554	2,630
Net Assets	$5,430,986,331		$190,865,940	$6,317,792

Net Assets Consist of:
Paid-in Capital	$11,754,804,617		$448,232,736	$14,889,671
Total Distributable Loss	(6,323,818,286)		(257,366,796)	(8,571,879)
Net Assets	$5,430,986,331		$190,865,940	$6,317,792
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	206,750,000		8,900,000	350,000
Net Asset Value, Offering and Redemption Price Per Share	$26.27		$21.45	$18.05
Cost of Investments	$6,928,801,053		$211,987,210	$8,385,563
Cost of Foreign Currency	—		1,429,653	70
*Includes Market Value of Securities on Loan	31,785,469		—	—

*	Includes Market Value of Securities on Loan.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

March 31, 2024

	KraneShares MSCI One Belt One Road Index ETF	KraneShares Emerging Markets Consumer Technology Index ETF	KraneShares MSCI China Clean Technology Index ETF
Assets:
Investments at Value	$4,177,455	$18,515,884	$56,912,541
Cash and Cash Equivalents	22,079	74,588	79,195
Foreign Currency at Value	1,618	2,376	10
Dividend and Interest Receivable	8,773	12,876	371
Reclaim Receivable	111	6,385	—
Total Assets	4,210,036	18,612,109	56,992,117

Liabilities:
Payable for Investment Securities Purchased	14,252	—	—
Payable for Foreign Capital Gains Tax	4,911	25,757	—
Payable for Management Fees	2,766	9,007	39,817
Payable for Trustees’ Fees	40	223	568
Unrealized Depreciation on Spot Contracts	9	1	—
Payable for Securities Lending Fees	—	35	—
Total Liabilities	21,978	35,023	40,385
Net Assets	$4,188,058	$18,577,086	$56,951,732

Net Assets Consist of:
Paid-in Capital	$8,878,840	$72,397,385	$154,361,276
Total Distributable Loss	(4,690,782)	(53,820,299)	(97,409,544)
Net Assets	$4,188,058	$18,577,086	$56,951,732
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	200,002	1,250,002	2,800,002
Net Asset Value, Offering and Redemption Price Per Share	$20.94	$14.86	$20.34
Cost of Investments	$5,070,325	$21,597,248	$71,084,667
Cost of Foreign Currency	—	2,383	—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

March 31, 2024

	KraneShares Electric Vehicles and Future Mobility Index ETF		KraneShares MSCI All China Health Care Index ETF	KraneShares Asia Pacific High Income Bond ETF
Assets:
Investments at Value	$111,069,443	*	$46,818,505	$13,946,797
Cash and Cash Equivalents	106,554		12,610	631,885
Foreign Currency at Value	26,887		—	406
Reclaim Receivable	375,287		—	—
Dividend and Interest Receivable	93,479		43	214,055
Receivable for Capital Shares Sold	1,688		—	—
Total Assets	111,673,338		46,831,158	14,793,143

Liabilities:
Obligation to Return Securities Lending Collateral	5,989,936		—	—
Payable for Management Fees	62,038		26,256	8,528
Payable for Securities Lending Fees	1,904		—	—
Payable for Trustees’ Fees	1,051		488	141
Unrealized Depreciation on Spot Contracts	47		—	—
Total Liabilities	6,054,976		26,744	8,669
Net Assets	$105,618,362		$46,804,414	$14,784,474

Net Assets Consist of:
Paid-in Capital	$246,983,004		$146,289,582	$24,869,423
Total Distributable Loss	(141,364,642)		(99,485,168)	(10,084,949)
Net Assets	$105,618,362		$46,804,414	$14,784,474
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	4,700,002		3,200,002	600,001
Net Asset Value, Offering and Redemption Price Per Share	$22.47		$14.63	$24.64
Cost of Investments	$154,980,398		$63,444,775	$13,548,863
Cost of Foreign Currency	26,860		—	386
*Includes Market Value of Securities on Loan	5,826,590		—	—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

March 31, 2024

	KraneShares MSCI Emerging Markets ex China Index ETF	KraneShares CICC China 5G & Semiconductor Index ETF	KraneShares Value Line® Dynamic Dividend Equity Index ETF
Assets:
Investments at Value	$78,324,445	$9,436,560	$31,331,931
Cash and Cash Equivalents	289,677	43,512	15,397
Foreign Currency at Value	58,685	4	—
Dividend and Interest Receivable	308,248	38	27,800
Reclaim Receivable	2,757	—	—
Receivable for Investment Securities Sold	—	45,163	14,760
Total Assets	78,983,812	9,525,277	31,389,888

Liabilities:
Payable for Foreign Capital Gains Tax	217,082	—	—
Payable for Management Fees	13,792	5,290	14,673
Payable for Trustees’ Fees	572	93	303
Unrealized Depreciation on Spot Contracts	15	1	—
Payable for Investment Securities Purchased	—	60,598	—
Total Liabilities	231,461	65,982	14,976
Net Assets	$78,752,351	$9,459,295	$31,374,912

Net Assets Consist of:
Paid-in Capital	$76,958,885	$27,009,489	$28,605,768
Total Distributable Earnings/(Loss)	1,793,466	(17,550,194)	2,769,144
Net Assets	$78,752,351	$9,459,295	$31,374,912
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	2,700,002	650,002	1,300,002
Net Asset Value, Offering and Redemption Price Per Share	$29.17	$14.55	$24.13
Cost of Investments	$74,633,158	$10,992,141	$28,492,272
Cost of Foreign Currency	58,719	4	—

*	Includes Market Value of Securities on Loan.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities

March 31, 2024

	KFA Mount Lucas Managed Futures Index Strategy ETF	KraneShares SSE STAR Market 50 Index ETF	KraneShares Hang Seng TECH Index ETF
Assets:
Investments at Value	$194,235,493	$24,351,528	$4,700,057
Cash and Cash Equivalents	60,431,815	34,213	8,382
Cash Collateral on Futures Contracts	49,510,693	—	—
Foreign Currency at Value	—	167,797	263
Variation Margin Receivable on Future Contracts	2,131,637	—	—
Dividend and Interest Receivable	100,920	135	23
Receivable for Capital Shares Sold	—	—	25
Receivable for Investment Securities Sold	—	—	685,089
Unrealized Appreciation on Spot Contracts	—	—	56
Total Assets	306,410,558	24,553,673	5,393,895

Liabilities:
Payable for Investment Securities Purchased	39,656,817	—	—
Variation Margin Payable on Future Contracts	1,933,835	—	—
Payable for Management Fees	191,659	19,270	3,104
Payable for Trustees’ Fees	2,423	252	51
Total Liabilities	41,784,734	19,522	3,155
Net Assets	$264,625,824	$24,534,151	$5,390,740

Net Assets Consist of:
Paid-in Capital	$313,824,903	$66,192,251	$10,620,926
Total Distributable Loss	(49,199,079)	(41,658,100)	(5,230,186)
Net Assets	$264,625,824	$24,534,151	$5,390,740
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	8,850,002	2,250,000	500,002
Net Asset Value, Offering and Redemption Price Per Share	$29.90	$10.90	$10.78
Cost of Investments	$194,238,688	$34,729,302	$5,018,816
Cost (Proceeds) of Foreign Currency	(17,719,041)	96,413	264

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

March 31, 2024

	KraneShares S&P Pan Asia Dividend Aristocrats Index ETF	KraneShares Dynamic Emerging Markets Strategy ETF	KraneShares Global Luxury Index ETF
Assets:
Investments at Value	$2,610,710	$—	$2,606,267
Affiliated Investments at Value	—	3,695,456	—
Cash and Cash Equivalents	6,394	34,230	4,732
Foreign Currency at Value	1,363	—	731
Receivable for Investment Securities Sold	53,250	—	58,340
Dividend and Interest Receivable	10,217	125	3,311
Reclaim Receivable	—	—	1,223
Total Assets	2,681,934	3,729,811	2,674,604

Liabilities:
Payable for Management Fees	1,551	316	1,798
Payable for Trustees’ Fees	25	35	32
Unrealized Depreciation on Spot Contracts	2	—	—
Total Liabilities	1,578	351	1,830
Net Assets	$2,680,356	$3,729,460	$2,672,774

Net Assets Consist of:
Paid-in Capital	$2,500,050	$3,767,182	$2,423,050
Total Distributable Earnings/(Loss)	180,306	(37,722)	249,724
Net Assets	$2,680,356	$3,729,460	$2,672,774
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	100,002	150,002	100,002
Net Asset Value, Offering and Redemption Price Per Share	$26.80	$24.86	$26.73
Cost of Investments	$2,572,693	$—	$2,360,393
Cost of Affiliated Investments	—	3,726,952	—
Cost of Foreign Currency	1,292	—	714

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations

For the Year Ended March 31, 2024

	KraneShares CSI China Internet ETF	KraneShares Bosera MSCI China A 50 Connect Index ETF	KraneShares MSCI All China Index ETF
Investment Income:
Dividend Income	$44,259,523	$10,454,734	$216,051
Interest Income	305,989	56,769	1,045
Security Lending Income	6,014,965	—	—
Less: Foreign Taxes Withheld	—	(1,046,564)	(17,633)
Total Investment Income	50,580,477	9,464,939	199,463

Expenses:
Management Fees†	36,687,356	2,649,742	48,125
Trustees’ Fees	521,397	30,720	646
Security Lending Fees†	600,758	—	—
Insurance Expense	97,267	6,686	97
Total Expenses	37,906,778	2,687,148	48,868
Management Fee Waiver†	—	(781,337)	(14,155)
Net Expenses	37,906,778	1,905,811	34,713
Net Investment Income	12,673,699	7,559,128	164,750

Net Realized Gain (Loss) on:
Investments	(540,318,449)	(128,259,086)	(942,608)
Foreign Currency Translations	(81,903)	(101,530)	65
Net Realized Loss	(540,400,352)	(128,360,616)	(942,543)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(454,948,205)	37,610,940	(487,541)
Foreign Currency Translations	—	(19,595)	(4)
Net Change in Unrealized Appreciation (Depreciation)	(454,948,205)	37,591,345	(487,545)
Net Realized and Unrealized Loss	(995,348,557)	(90,769,271)	(1,430,088)
Net Decrease in Net Assets Resulting from Operations	$(982,674,858)	$(83,210,143)	$(1,265,338)

†	See Note 4 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations

For the Year Ended March 31, 2024

	KraneShares MSCI One Belt One Road Index ETF	KraneShares Emerging Markets Consumer Technology Index ETF	KraneShares MSCI China Clean Technology Index ETF
Investment Income:
Dividend Income	$165,608	$113,851	$1,176,138
Interest Income	776	3,235	7,927
Security Lending Income	—	9,337	—
Less: Foreign Taxes Withheld	(15,306)	(5,158)	(40,432)
Total Investment Income	151,078	121,265	1,143,633

Expenses:
Management Fees†	33,101	117,322	591,363
Trustees’ Fees	397	1,303	7,018
Security Lending Fees†	—	927	—
Insurance Expense	64	431	1,387
Total Expenses	33,562	119,983	599,768
Management Fee Waiver†	—	(30,083)	—
Net Expenses	33,562	89,900	599,768
Net Investment Income	117,516	31,365	543,865

Net Realized Gain (Loss) on:
Investments	(440,222)	(11,664,432)	(41,459,079)
Foreign Currency Translations	(1,482)	(79,754)	(457)
Net Realized Loss	(441,704)	(11,744,186)	(41,459,536)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	167,422	11,720,077	15,930,993
Accrued Foreign Capital Gains Tax on Appreciated Securities	(2,588)	(25,757)	—
Foreign Currency Translations	(215)	529	—
Net Change in Unrealized Appreciation (Depreciation)	164,619	11,694,849	15,930,993
Net Realized and Unrealized Loss	(277,085)	(49,337)	(25,528,543)
Net Decrease in Net Assets Resulting from Operations	$(159,569)	$(17,972)	$(24,984,678)

†	See Note 4 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations

For the Year Ended March 31, 2024

	KraneShares Electric Vehicles and Future Mobility Index ETF	KraneShares MSCI All China Health Care Index ETF	KraneShares Asia Pacific High Income Bond ETF
Investment Income:
Dividend Income	$2,042,994	$1,017,856	$—
Interest Income	17,957	8,972	2,115,762
Security Lending Income	427,504	4,269	—
Less: Foreign Taxes Withheld	(193,705)	(82,760)	—
Total Investment Income	2,294,750	948,337	2,115,762

Expenses:
Management Fees†	1,042,807	530,747	115,722
Trustees’ Fees	13,923	6,241	1,545
Security Lending Fees†	42,152	541	—
Insurance Expense	2,764	1,412	285
Total Expenses	1,101,646	538,941	117,552
Management Fee Waiver†	—	(95,262)	—
Net Expenses	1,101,646	443,679	117,552
Net Investment Income	1,193,104	504,658	1,998,210

Net Realized Gain (Loss) on:
Investments	(43,573,405)	(23,624,206)	(1,965,464)
Foreign Currency Translations	(99,962)	(20,497)	—
Net Realized Loss	(43,673,367)	(23,644,703)	(1,965,464)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(3,112,253)	1,017,919	786,676
Foreign Currency Translations	(1,904)	—	7
Net Change in Unrealized Appreciation (Depreciation)	(3,114,157)	1,017,919	786,683
Net Realized and Unrealized Loss	(46,787,524)	(22,626,784)	(1,178,781)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(45,594,420)	$(22,122,126)	$819,429

†	See Note 4 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations

For the Year Ended March 31, 2024

	KraneShares MSCI Emerging Markets ex China Index ETF	KraneShares CICC China 5G & Semiconductor Index ETF	KraneShares Value Line® Dynamic Dividend Equity Index ETF
Investment Income:
Dividend Income	$1,474,398	$125,479	$1,014,581
Interest Income	11,692	2,268	2,176
Less: Foreign Taxes Withheld	(203,269)	(12,306)	—
Total Investment Income	1,282,821	115,441	1,016,757

Expenses:
Management Fees†	233,816	95,767	172,454
Trustees’ Fees	3,864	1,137	2,980
Insurance Expense	331	195	443
Total Expenses	238,011	97,099	175,877
Management Fee Waiver†	(141,095)	(17,189)	—
Net Expenses	96,916	79,910	175,877
Net Investment Income	1,185,905	35,531	840,880

Net Realized Gain (Loss) on:
Investments	(240,390)	(3,660,440)	889,919
Capital Gains Tax	(18,514)	—	—
Foreign Currency Translations	(3,298)	(2,541)	—
Net Realized Gain (Loss)	(262,202)	(3,662,981)	889,919

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	7,119,695	817,258	1,941,048
Accrued Foreign Capital Gains Tax on Appreciated Securities	(192,642)	—	—
Foreign Currency Translations	(3,434)	(15)	—
Net Change in Unrealized Appreciation (Depreciation)	6,923,619	817,243	1,941,048
Net Realized and Unrealized Gain (Loss)	6,661,417	(2,845,738)	2,830,967
Net Increase (Decrease) in Net Assets Resulting from Operations	$7,847,322	$(2,810,207)	$3,671,847

†	See Note 4 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations/Consolidated Statement of Operations

For the Year Ended March 31, 2024

	KFA Mount Lucas Managed Futures Index Strategy ETF	KraneShares SSE STAR Market 50 Index ETF	KraneShares Hang Seng TECH Index ETF
Investment Income:
Dividend Income	$—	$325,311	$43,177
Interest Income	13,731,802	5,135	2,051
Less: Foreign Taxes Withheld	—	(32,536)	(545)
Total Investment Income	13,731,802	297,910	44,683

Expenses:
Management Fees†	2,430,126	309,221	42,501
Trustees’ Fees	25,666	3,157	585
Insurance Expense	3,537	622	103
Total Expenses	2,459,329	313,000	43,189
Net Investment Income (Loss)	11,272,473	(15,090)	1,494

Net Realized Gain (Loss) on:
Investments	(44,415)	(10,157,323)	(159,248)
Futures Contracts	(19,323,436)	—	—
Foreign Currency Translations	317,849	(8,161)	(1,895)
Net Realized Loss	(19,050,002)	(10,165,484)	(161,143)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	98,675	(6,012,443)	(1,131,997)
Futures Contracts	5,850,010	—	—
Foreign Currency Translations	411,870	(4,485)	121
Net Change in Unrealized Appreciation (Depreciation)	6,360,555	(6,016,928)	(1,131,876)
Net Realized and Unrealized Loss	(12,689,447)	(16,182,412)	(1,293,019)
Net Decrease in Net Assets Resulting from Operations	$(1,416,974)	$(16,197,502)	$(1,291,525)

†	See Note 4 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations

For the Year Ended March 31, 2024

	KraneShares S&P Pan Asia Dividend Aristocrats Index ETF	KraneShares Dynamic Emerging Markets Strategy ETF(1)	KraneShares Global Luxury Index ETF(2)
Investment Income:
Dividend Income	$103,046	$—	$21,005
Dividend from Affiliated Investment	—	101,547	—
Interest Income	—	5,757	335
Less: Foreign Taxes Withheld	(8,712)	—	(1,724)
Total Investment Income	94,334	107,304	19,616

Expenses:
Management Fees†	18,444	2,337	10,920
Trustees’ Fees	256	321	199
Interest Expense	7,967	—	—
Insurance Expense	37	—	—
Total Expenses	26,704	2,658	11,119
Net Investment Income	67,630	104,646	8,497

Net Realized Gain (Loss) on:
Investments	292,601	—	106,322
Affiliated Investments	—	57,286	—
Foreign Currency Translations	2,404	1	(1,756)
Net Realized Gain	295,005	57,287	104,566

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(71,770)	—	245,874
Affiliated Investments	—	(31,496)	—
Foreign Currency Translations	55	—	10
Net Change in Unrealized Appreciation (Depreciation)	(71,715)	(31,496)	245,884
Net Realized and Unrealized Gain	223,290	25,791	350,450
Net Increase in Net Assets Resulting from Operations	$290,920	$130,437	$358,947

†	See Note 4 in Notes to Financial Statements.
(1)	The Fund’s inception date was on August 24, 2023.
(2)	The Fund’s inception date was on September 6, 2023.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	KraneShares CSI China Internet ETF
	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income	$12,673,699	$38,506,083
Net Realized Loss	(540,400,352)	(2,232,381,235)
Net Change in Unrealized Appreciation (Depreciation)	(454,948,205)	2,302,138,220
Net Increase (Decrease) in Net Assets Resulting from Operations	(982,674,858)	108,263,068
Distributions:	(94,044,849)	—

Capital Share Transactions:(1)
Issued	1,577,944,139	3,037,376,264
Redeemed	(1,181,907,489)	(3,273,504,223)
Increase (Decrease) in Net Assets from Capital Share Transactions	396,036,650	(236,127,959)
Total Decrease in Net Assets	(680,683,057)	(127,864,891)

Net Assets:
Beginning of Year	6,111,669,388	6,239,534,279
End of Year	$5,430,986,331	$6,111,669,388

Share Transactions:
Issued	55,900,000	100,950,000
Redeemed	(44,750,000)	(116,750,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	11,150,000	(15,800,000)

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Bosera MSCI China A 50 Connect Index ETF
	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income	$7,559,128	$10,123,340
Net Realized Loss	(128,360,616)	(101,610,228)
Net Change in Unrealized Appreciation (Depreciation)	37,591,345	(2,789,412)
Net Decrease in Net Assets Resulting from Operations	(83,210,143)	(94,276,300)
Distributions:	(6,619,090)	(111,275,241)

Capital Share Transactions:(1)
Issued	45,259,571	254,963,186
Redeemed	(235,437,465)	(137,931,980)
Increase (Decrease) in Net Assets from Capital Share Transactions	(190,177,894)	117,031,206
Total Decrease in Net Assets	(280,007,127)	(88,520,335)

Net Assets:
Beginning of Year	470,873,067	559,393,402
End of Year	$190,865,940	$470,873,067

Share Transactions:
Issued	1,900,000	7,300,000
Redeemed	(11,050,000)	(4,350,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(9,150,000)	2,950,000

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI All China Index ETF
	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income	$164,750	$171,637
Net Realized Loss	(942,543)	(6,451,205)
Net Change in Unrealized Appreciation (Depreciation)	(487,545)	4,729,548
Net Decrease in Net Assets Resulting from Operations	(1,265,338)	(1,550,020)
Distributions:	(215,050)	(311,974)

Capital Share Transactions:(1)
Issued	8,973	3,417,132
Redeemed	(1,005,314)	(8,941,286)
Decrease in Net Assets from Capital Share Transactions	(996,341)	(5,524,154)
Total Decrease in Net Assets	(2,476,729)	(7,386,148)

Net Assets:
Beginning of Year	8,794,521	16,180,669
End of Year	$6,317,792	$8,794,521

Share Transactions:
Issued	—	150,000
Redeemed	(50,000)	(400,000)
Net Decrease in Shares Outstanding from Share Transactions	(50,000)	(250,000)

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI One Belt One Road Index ETF
	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income	$117,516	$168,844
Net Realized Gain (Loss)	(441,704)	46,956
Net Change in Unrealized Appreciation (Depreciation)	164,619	(1,348,801)
Net Decrease in Net Assets Resulting from Operations	(159,569)	(1,133,001)
Distributions:	(137,606)	(215,731)

Capital Share Transactions:(1)
Issued	—	12,878
Redeemed	—	(2,468,601)
Decrease in Net Assets from Capital Share Transactions	—	(2,455,723)
Total Decrease in Net Assets	(297,175)	(3,804,455)

Net Assets:
Beginning of Year	4,485,233	8,289,688
End of Year	$4,188,058	$4,485,233

Share Transactions:
Redeemed	—	(100,000)
Net Decrease in Shares Outstanding from Share Transactions	—	(100,000)

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Emerging Markets Consumer Technology Index ETF
	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income	$31,365	$249,218
Net Realized Loss	(11,744,186)	(21,075,830)
Net Change in Unrealized Appreciation (Depreciation)	11,694,849	12,501,817
Net Decrease in Net Assets Resulting from Operations	(17,972)	(8,324,795)
Distributions:	(27,452)	—

Capital Share Transactions:(1)
Issued	13,097,618	2,557,125
Redeemed	(25,036,681)	(19,605,280)
Decrease in Net Assets from Capital Share Transactions	(11,939,063)	(17,048,155)
Total Decrease in Net Assets	(11,984,487)	(25,372,950)

Net Assets:
Beginning of Year	30,561,573	55,934,523
End of Year	$18,577,086	$30,561,573

Share Transactions:
Issued	950,000	150,000
Redeemed	(1,700,000)	(1,250,000)
Net Decrease in Shares Outstanding from Share Transactions	(750,000)	(1,100,000)

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI China Clean Technology Index ETF
	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income	$543,865	$458,574
Net Realized Loss	(41,459,536)	(32,327,369)
Net Change in Unrealized Appreciation (Depreciation)	15,930,993	533,752
Net Decrease in Net Assets Resulting from Operations	(24,984,678)	(31,335,043)
Distributions:	(496,202)	(1,776,032)

Capital Share Transactions:(1)
Issued	29,519	5,598,103
Redeemed	(13,207,448)	(23,735,159)
Decrease in Net Assets from Capital Share Transactions	(13,177,929)	(18,137,056)
Total Decrease in Net Assets	(38,658,809)	(51,248,131)

Net Assets:
Beginning of Year	95,610,541	146,858,672
End of Year	$56,951,732	$95,610,541

Share Transactions:
Issued	—	150,000
Redeemed	(550,000)	(800,000)
Net Decrease in Shares Outstanding from Share Transactions	(550,000)	(650,000)

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Electric Vehicles and Future Mobility Index ETF
	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income	$1,193,104	$2,256,078
Net Realized Loss	(43,673,367)	(41,632,141)
Net Change in Unrealized Appreciation (Depreciation)	(3,114,157)	(23,323,322)
Net Decrease in Net Assets Resulting from Operations	(45,594,420)	(62,699,385)
Distributions:	(1,252,258)	(2,090,551)

Capital Share Transactions:(1)
Issued	4,457,911	5,211,336
Redeemed	(37,098,611)	(52,076,878)
Decrease in Net Assets from Capital Share Transactions	(32,640,700)	(46,865,542)
Total Decrease in Net Assets	(79,487,378)	(111,655,478)

Net Assets:
Beginning of Year	185,105,740	296,761,218
End of Year	$105,618,362	$185,105,740

Share Transactions:
Issued	150,000	150,000
Redeemed	(1,500,000)	(1,600,000)
Net Decrease in Shares Outstanding from Share Transactions	(1,350,000)	(1,450,000)

(1)	Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI All China Health Care Index ETF
	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income	$504,658	$376,911
Net Realized Loss	(23,644,703)	(41,140,859)
Net Change in Unrealized Appreciation (Depreciation)	1,017,919	23,296,248
Net Decrease in Net Assets Resulting from Operations	(22,122,126)	(17,467,700)
Distributions:	(383,670)	(50,955)

Capital Share Transactions:(1)
Issued	25,068	11,751,147
Redeemed	(25,206,898)	(36,551,437)
Decrease in Net Assets from Capital Share Transactions	(25,181,830)	(24,800,290)
Total Decrease in Net Assets	(47,687,626)	(42,318,945)

Net Assets:
Beginning of Year	94,492,040	136,810,985
End of Year	$46,804,414	$94,492,040

Share Transactions:
Issued	—	550,000
Redeemed	(1,350,000)	(1,750,000)
Net Decrease in Shares Outstanding from Share Transactions	(1,350,000)	(1,200,000)

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Asia Pacific High Income Bond ETF
	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income	$1,998,210	$1,813,772
Net Realized Loss	(1,965,464)	(3,640,259)
Net Change in Unrealized Appreciation (Depreciation)	786,683	924,584
Net Increase (Decrease) in Net Assets Resulting from Operations	819,429	(901,903)
Distributions:	(2,334,194)	(2,002,618)

Capital Share Transactions:(1)
Issued	468	4,213,744
Redeemed	(3,746,502)	(7,799,091)
Decrease in Net Assets from Capital Share Transactions	(3,746,034)	(3,585,347)
Total Decrease in Net Assets	(5,260,799)	(6,489,868)

Net Assets:
Beginning of Year	20,045,273	26,535,141
End of Year	$14,784,474	$20,045,273

Share Transactions:
Issued	—	150,000
Redeemed	(150,000)	(300,000)
Net Decrease in Shares Outstanding from Share Transactions	(150,000)	(150,000)

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI Emerging Markets ex China Index ETF
	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income	$1,185,905	$745,190
Net Realized Loss	(262,202)	(1,579,020)
Net Change in Unrealized Appreciation (Depreciation)	6,923,619	(2,861,210)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,847,322	(3,695,040)
Distributions:	(910,616)	(693,378)

Capital Share Transactions:(1)
Issued	41,704,010	14,955,300
Redeemed	—	(13,153,943)
Increase in Net Assets from Capital Share Transactions	41,704,010	1,801,357
Total Increase (Decrease) in Net Assets	48,640,716	(2,587,061)

Net Assets:
Beginning of Year	30,111,635	32,698,696
End of Year	$78,752,351	$30,111,635

Share Transactions:
Issued	1,500,000	600,000
Redeemed	—	(500,000)
Net Increase in Shares Outstanding from Share Transactions	1,500,000	100,000

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares CICC China 5G & Semiconductor Index ETF
	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income	$35,531	$74,429
Net Realized Loss	(3,662,981)	(2,842,161)
Net Change in Unrealized Appreciation (Depreciation)	817,243	268,365
Net Decrease in Net Assets Resulting from Operations	(2,810,207)	(2,499,367)
Distributions:	(28,182)	(45,914)
Return of Capital	(1,028)	—

Capital Share Transactions:(1)
Issued	3,888	3,203
Redeemed	(2,801,588)	(4,057,370)
Decrease in Net Assets from Capital Share Transactions	(2,797,700)	(4,054,167)
Total Decrease in Net Assets	(5,637,117)	(6,599,448)

Net Assets:
Beginning of Year	15,096,412	21,695,860
End of Year	$9,459,295	$15,096,412

Share Transactions:
Redeemed	(200,000)	(250,000)
Net Decrease in Shares Outstanding from Share Transactions	(200,000)	(250,000)

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Value Line® Dynamic Dividend Equity Index ETF
	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income	$840,880	$731,316
Net Realized Gain	889,919	383,895
Net Change in Unrealized Appreciation (Depreciation)	1,941,048	(1,007,494)
Net Increase in Net Assets Resulting from Operations	3,671,847	107,717
Distributions:	(1,177,428)	(1,725,465)

Capital Share Transactions:(1)
Issued	1,125,953	6,757,879
Redeemed	(3,419,756)	(4,549,112)
Increase (Decrease) in Net Assets from Capital Share Transactions	(2,293,803)	2,208,767
Total Increase in Net Assets	200,616	591,019

Net Assets:
Beginning of Year	31,174,296	30,583,277
End of Year	$31,374,912	$31,174,296

Share Transactions:
Issued	50,000	300,000
Redeemed	(150,000)	(200,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(100,000)	100,000

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Consolidated Statements of Changes in Net Assets

	KFA Mount Lucas Managed Futures Index Strategy ETF
	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income	$11,272,473	$3,346,619
Net Realized Loss	(19,050,002)	(20,366,224)
Net Change in Unrealized Appreciation (Depreciation)	6,360,555	(3,859,931)
Net Decrease in Net Assets Resulting from Operations	(1,416,974)	(20,879,536)
Distributions:	—	(34,522,275)

Capital Share Transactions:(1)
Issued	135,546,332	368,619,905
Redeemed	(147,777,132)	(80,641,284)
Increase (Decrease) in Net Assets from Capital Share Transactions	(12,230,800)	287,978,621
Total Increase (Decrease) in Net Assets	(13,647,774)	232,576,810

Net Assets:
Beginning of Year	278,273,598	45,696,788
End of Year	$264,625,824	$278,273,598

Share Transactions:
Issued	4,400,000	10,450,000
Redeemed	(4,950,000)	(2,500,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(550,000)	7,950,000

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	KraneShares SSE STAR Market 50 Index ETF
	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Loss	$(15,090)	$(222,457)
Net Realized Loss	(10,165,484)	(14,314,363)
Net Change in Unrealized Appreciation (Depreciation)	(6,016,928)	7,885,520
Net Decrease in Net Assets Resulting from Operations	(16,197,502)	(6,651,300)

Capital Share Transactions:(1)
Issued	850,878	2,467,586
Redeemed	(8,248,735)	(13,360,925)
Decrease in Net Assets from Capital Share Transactions	(7,397,857)	(10,893,339)
Total Decrease in Net Assets	(23,595,359)	(17,544,639)

Net Assets:
Beginning of Year	48,129,510	65,674,149
End of Year	$24,534,151	$48,129,510

Share Transactions:
Issued	50,000	150,000
Redeemed	(650,000)	(800,000)
Net Decrease in Shares Outstanding from Share Transactions	(600,000)	(650,000)

(1)	Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Hang Seng TECH Index ETF
	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income	$1,494	$31,932
Net Realized Loss	(161,143)	(4,108,228)
Net Change in Unrealized Appreciation (Depreciation)	(1,131,876)	2,353,946
Net Decrease in Net Assets Resulting from Operations	(1,291,525)	(1,722,350)
Distributions:	(46,489)	(11,428)

Capital Share Transactions:(1)
Issued	988	7,531,750
Redeemed	(587,039)	(4,053,614)
Increase (Decrease) in Net Assets from Capital Share Transactions	(586,051)	3,478,136
Total Increase (Decrease) in Net Assets	(1,924,065)	1,744,358

Net Assets:
Beginning of Year	7,314,805	5,570,447
End of Year	$5,390,740	$7,314,805

Share Transactions:
Issued	—	550,001
Redeemed	(50,000)	(400,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(50,000)	150,001

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares S&P Pan Asia Dividend Aristocrats Index ETF
	Year Ended March 31, 2024	Year Ended March 31, 2023(1)
Operations:
Net Investment Income	$67,630	$36,318
Net Realized Gain	295,005	5,115
Net Change in Unrealized Appreciation (Depreciation)	(71,715)	109,776
Net Increase in Net Assets Resulting from Operations	290,920	151,209
Distributions:	(239,494)	(22,329)

Capital Share Transactions:(2)
Issued	—	2,500,050
Increase in Net Assets from Capital Share Transactions	—	2,500,050
Total Increase in Net Assets	51,426	2,628,930

Net Assets:
Beginning of Year/Period	2,628,930	—
End of Year/Period	$2,680,356	$2,628,930

Share Transactions:
Issued	—	100,002
Net Increase in Shares Outstanding from Share Transactions	—	100,002

(1)	The Fund’s inception date was on September 14, 2022.
(2)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

KraneShares Dynamic Emerging Markets Strategy ETF
Period Ended March 31, 2024(1)
Operations:
Net Investment Income	$104,646
Net Realized Gain	57,287
Net Change in Unrealized Appreciation (Depreciation)	(31,496)
Net Increase in Net Assets Resulting from Operations	130,437
Distributions:	(105,254)

Capital Share Transactions:(2)
Issued	7,491,762
Redeemed	(3,787,485)
Increase in Net Assets from Capital Share Transactions	3,704,277
Total Increase in Net Assets	3,729,460

Net Assets:
Beginning of Period	—
End of Period	$3,729,460

Share Transactions:
Issued	300,002
Redeemed	(150,000)
Net Increase in Shares Outstanding from Share Transactions	150,002

(1)	The Fund’s inception date was on August 24, 2023.
(2)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (concluded)

KraneShares Global Luxury Index ETF
Period Ended March 31, 2024(1)
Operations:
Net Investment Income	$8,497
Net Realized Gain	104,566
Net Change in Unrealized Appreciation (Depreciation)	245,884
Net Increase in Net Assets Resulting from Operations	358,947
Distributions:	(4,643)

Capital Share Transactions:(2)
Issued	2,990,439
Redeemed	(671,969)
Increase in Net Assets from Capital Share Transactions	2,318,470
Total Increase in Net Assets	2,672,774

Net Assets:
Beginning of Period	—
End of Period	$2,672,774

Share Transactions:
Issued	125,002
Redeemed	(25,000)
Net Increase in Shares Outstanding from Share Transactions	100,002

(1)	The Fund’s inception date was on September 6, 2023.
(2)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected Per Share Data & Ratios

For the Years Ended March 31

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
KraneShares CSI China Internet ETF
2024	31.25	0.06	(4.58)	(4.52)	(0.46)	—	—
2023	29.52	0.18	1.55	1.73	—	—	—
2022	75.59	(0.05)	(43.44)	(43.49)	—	(2.58)	—
2021	45.19	(0.28)	30.90	30.62	(0.22)	—	—
2020	47.04	(0.02)	(1.79)	(1.81)	(0.04)	—	—
KraneShares Bosera MSCI China A 50 Connect Index ETF
2024	26.09	0.51	(4.67)	(4.16)	(0.48)	—	—
2023	37.05	0.57	(5.28)	(4.71)	(0.54)	(5.71)	—
2022	43.97	0.43	(3.41)	(2.98)	(0.49)	(3.45)	—
2021	29.51	0.30	14.46	14.76	(0.30)	—	—
2020	31.88	0.47	(2.34)	(1.87)	(0.50)	—	—
KraneShares MSCI All China Index ETF
2024	21.99	0.45	(3.78)	(3.33)	(0.61)	—	—
2023	24.89	0.50	(2.15)	(1.65)	(0.77)	(0.48)	—
2022	34.46	0.47	(8.71)	(8.24)	(0.40)	(0.93)	—
2021	23.53	0.22	11.06	11.28	(0.35)	—	—
2020	25.48	0.36	(1.93)	(1.57)	(0.38)	—	—
KraneShares MSCI One Belt One Road Index ETF
2024	22.43	0.59	(1.39)	(0.80)	(0.69)	—	—
2023	27.63	0.73	(4.85)	(4.12)	(1.08)	—	—
2022	28.85	0.95	(1.18)	(0.23)	(0.99)	—	—
2021	17.76	0.48	11.16	11.64	(0.55)	—	—
2020	23.69	0.70	(5.58)	(4.88)	(1.05)	—	—
KraneShares Emerging Markets Consumer Technology Index ETF
2024	15.28	0.03	(0.41)	(0.38)	(0.04)	—	—
2023	18.04	0.10	(2.86)	(2.76)	—	—	—
2022	32.06	(0.05)	(13.90)	(13.95)	(0.01)	(0.06)	—
2021	19.55	0.11	13.14	13.25	(0.74)	—	—
2020	22.94	0.10	(3.07)	(2.97)	(0.42)	—	—

*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.
~	During the periods, certain fees were waived. (See Note 4 in the Notes to Financial Statements).
(1)	The expense ratios include $600,758, $301,354, $337,352, $376,498, and $579,613, respectively, in security lending fees paid to the Adviser. Had these fees been excluded, the expense ratios would have been 0.70%, 0.69%, 0.68%, 0.69%, and 0.69%, respectively.
(2)	The expense ratios include $927 and $6,087, respectively, in security lending fees paid to the Adviser. Had these fees been excluded, the expense ratios would have been 0.59%, and 0.58%, respectively.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)* *	Net Assets, End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)~	Ratio of Expenses to Average Net Assets (Excluding Waivers, as applicable) (%)~	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)

(0.46)	26.27	(14.48)	5,430,986	0.70(1)	0.70	0.24	32
—	31.25	5.86	6,111,669	0.69(1)	0.69	0.61	60
(2.58)	29.52	(57.99)	6,239,534	0.69(1)	0.69	(0.12)	60
(0.22)	75.59	67.77	3,662,260	0.70(1)	0.70	(0.39)	89
(0.04)	45.19	(3.85)	2,313,638	0.73(1)	0.73	(0.05)	33

(0.48)	21.45	(15.78)	190,866	0.56	0.79	2.23	38
(6.25)	26.09	(12.63)	470,873	0.55	0.78	1.83	68
(3.94)	37.05	(7.96)	559,393	0.59	0.79	0.97	89
(0.30)	43.97	50.00	802,364	0.59	0.79	0.74	35
(0.50)	29.51	(5.98)	507,508	0.59	0.80	1.52	91

(0.61)	18.05	(15.09)	6,318	0.49	0.69	2.33	4
(1.25)	21.99	(6.44)	8,795	0.49	0.69	2.19	55
(1.33)	24.89	(24.35)	16,181	0.48	0.68	1.49	18
(0.35)	34.46	47.97	22,402	0.49	0.69	0.67	45
(0.38)	23.53	(6.30)	7,059	0.49	0.69	1.47	7

(0.69)	20.94	(3.41)	4,188	0.79	0.79	2.77	27
(1.08)	22.43	(14.98)	4,485	0.79	0.79	2.96	34
(0.99)	27.63	(1.11)	8,290	0.78	0.78	3.12	36
(0.55)	28.85	65.82	10,099	0.79	0.79	2.07	39
(1.05)	17.76	(21.78)	7,105	0.80	0.80	3.03	30

(0.04)	14.86	(2.47)	18,577	0.60(2)	0.80	0.21	135
—	15.28	(15.30)	30,562	0.60(2)	0.80	0.66	87
(0.07)	18.04	(43.57)	55,935	0.59	0.79	(0.17)	97
(0.74)	32.06	67.85	110,604	0.59	0.79	0.36	112
(0.42)	19.55	(13.29)	22,485	0.81	0.81	0.46	56

The accompanying notes are an integral part of the financial statements.

Financial Highlights (continued)

Selected Per Share Data & Ratios

For the Years Ended March 31

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
KraneShares MSCI China Clean Technology Index ETF
2024	28.54	0.18	(8.21)	(8.03)	(0.17)	—	—
2023	36.71	0.12	(7.75)	(7.63)	(0.10)	(0.44)	—
2022	40.34	0.21	(3.65)	(3.44)	(0.19)	—	—
2021	16.60	(0.28)	24.02	23.74	—#	—	—
2020	20.28	0.70	(3.29)	(2.59)	(1.09)	—	—
KraneShares Electric Vehicles and Future Mobility Index ETF
2024	30.60	0.21	(8.11)	(7.90)	(0.23)	—	—
2023	39.57	0.33	(8.98)	(8.65)	(0.32)	—	—
2022	42.25	0.08	0.39(2)	0.47	(0.52)	(2.63)	—
2021	19.02	0.08	23.21	23.29	(0.06)	—	—
2020	20.64	0.33	(1.51)	(1.18)	(0.44)	—	—
KraneShares MSCI All China Health Care Index ETF
2024	20.77	0.13	(6.16)	(6.03)	(0.11)	—	—
2023	23.79	0.07	(3.08)	(3.01)	(0.01)	—	—
2022	38.30	(0.02)	(10.44)	(10.46)	—	(4.05)	—
2021	23.78	(0.09)	14.61	14.52	—#	—	—
2020	22.29	0.07	1.48	1.55	(0.06)	—	—
KraneShares Asia Pacific High Income Bond ETF
2024	26.73	2.99	(1.39)	1.60	(3.69)	—	—
2023	29.48	2.23	(2.44)	(0.21)	(2.54)	—	—
2022	39.14	1.78	(9.26)	(7.48)	(1.88)	—	(0.30)
2021	37.32	2.10	2.44	4.54	(2.58)	(0.14)	—
2020	40.73	2.08	(3.49)	(1.41)	(1.81)	(0.19)	—
KraneShares MSCI Emerging Markets ex China Index ETF
2024	25.09	0.79	3.86	4.65	(0.57)	—	—
2023	29.73	0.91	(4.56)	(3.65)	(0.99)	—	—
2022	30.99	0.79	(0.56)	0.23	(0.73)	(0.76)	—
2021	18.41	0.55	12.53	13.08	(0.50)	—	—
2020(4)	25.00	0.60	(6.45)	(5.85)	(0.74)	—	—

*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
#	Amount represents less than $0.005 per share.
~	During the periods, certain fees were waived. (See Note 4 in the Notes to Financial Statements).
(1)	The expense ratio includes $42,152 and $67,245, respectively, in security lending fees paid to the Adviser. Had these fees been excluded, the expense ratios would have been 0.68% and 0.69%, respectively.
(2)	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(3)	The expense ratio includes $541 and $1,908, respectively in security lending fees paid to the Adviser. Had these fees been excluded, the expense ratios would have been 0.65% and 0.64%, respectively.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets, End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)~	Ratio of Expenses to Average Net Assets (Excluding Waivers, as applicable) (%)~	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)

(0.17)	20.34	(28.17)	56,952	0.79	0.79	0.72	65
(0.54)	28.54	(20.71)	95,611	0.79	0.79	0.38	49
(0.19)	36.71	(8.61)	146,859	0.78	0.78	0.48	62
—	40.34	143.03	141,173	0.78	0.78	(0.65)	164
(1.09)	16.60	(13.17)	1,661	0.79	0.79	3.81	53

(0.23)	22.47	(25.91)	105,618	0.72(1)	0.72	0.78	42
(0.32)	30.60	(21.78)	185,106	0.72(1)	0.72	0.99	69
(3.15)	39.57	0.04	296,761	0.70	0.70	0.17	114
(0.06)	42.25	122.46	198,570	0.70	0.70	0.21	81
(0.44)	19.02	(6.15)	17,116	0.72	0.72	1.57	53

(0.11)	14.63	(29.10)	46,804	0.65(3)	0.79	0.74	17
(0.01)	20.77	(12.65)	94,492	0.65(3)	0.79	0.35	32
(4.05)	23.79	(28.88)	136,811	0.65	0.79	(0.04)	44
—	38.30	61.06	214,464	0.65	0.79	(0.25)	45
(0.06)	23.78	6.95	32,110	0.69	0.79	0.32	101

(3.69)	24.64	6.81	14,784	0.69	0.69	11.77	121
(2.54)	26.73	(0.44)	20,045	0.69	0.69	8.19	119
(2.18)	29.48	(19.73)	26,535	0.68	0.68	5.33	150
(2.72)	39.14	12.32	9,786	0.69	0.69	5.32	53
(2.00)	37.32	(3.72)	11,197	0.70	0.70	5.12	70

(0.57)	29.17	18.67	78,752	0.24	0.59	2.95	6
(0.99)	25.09	(12.12)	30,112	0.24	0.59	3.55	50
(1.49)	29.73	0.57	32,699	0.23	0.58	2.52	23
(0.50)	30.99	71.19	30,991	0.30	0.58	1.90	19
(0.74)	18.41	(24.31)	1,841	0.50†	0.60†	2.54†	5††

(4)	The Fund’s inception date was on April 11, 2019.

The accompanying notes are an integral part of the financial statements.

Financial Highlights/Consolidated Financial Highlights (continued)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
KraneShares CICC China 5G & Semiconductor Index ETF
2024	17.76	0.04	(3.21)	(3.17)	(0.04)	—	—	(1)
2023	19.72	0.08	(1.99)	(1.91)	(0.05)	—	—
2022	23.08	0.04	(3.40)	(3.36)	—	—	—
2021(2)	25.00	(0.06)	(1.86)	(1.92)	—	—	—
KraneShares Value Line® Dynamic Dividend Equity Index ETF
2024	22.27	0.60	2.11	2.71	(0.63)	(0.22)	—
2023	23.53	0.56	(0.59)	(0.03)	(0.55)	(0.68)	—
2022	23.01	0.48	2.45	2.93	(0.58)	(1.83)	—
2021(2)	20.00	0.20	2.88	3.08	(0.07)	—	—
KFA Mount Lucas Managed Futures Index Strategy ETF
2024	29.60	1.26	(0.96)	0.30	—	—	—
2023	31.51	0.54	1.59	2.13	(1.56)	(2.48)	—
2022	27.55	(0.18)	5.98	5.80	(1.77)	(0.07)	—
2021(3)	25.00	(0.06)	2.61	2.55	—	—	—
KraneShares SSE STAR Market 50 Index ETF
2024	16.89	(0.01)	(5.98)	(5.99)	—	—	—
2023	18.76	(0.07)	(1.80)	(1.87)	—	—	—
2022	21.06	(0.14)	(2.16)	(2.30)	—	—	—
2021(4)	25.00	(0.03)	(3.91)	(3.94)	—	—	—
KraneShares Hang Seng TECH Index ETF
2024	13.30	—	(2.43)	(2.43)	(0.09)	—	—
2023	13.93	0.05	(0.66)	(0.61)	(0.02)	—	—
2022(5)	25.00	0.01	(11.08)	(11.07)	—	—	—

*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
~	During the periods, certain fees were waived. (See Note 4 in the Notes to Financial Statements).
(1)	Amount represents less than $0.005 per share.
(2)	The Fund’s inception date was on November 23, 2020.
(3)	The Fund’s inception date was on December 1, 2020.
(4)	The Fund’s inception date was on January 26, 2021.
(5)	The Fund’s inception date was on June 8, 2021.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets, End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)~	Ratio of Expenses to Average Net Assets (Excluding Waivers, as applicable) (%)~	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)

(0.04)	14.55	(17.85)	9,459	0.65	0.79	0.29	50
(0.05)	17.76	(9.62)	15,096	0.65	0.79	0.47	25
—	19.72	(14.56)	21,696	0.65	0.79	0.17	58
—	23.08	(7.68)	118,880	0.64†	0.78†	(0.64)†	59	††

(0.85)	24.13	12.45	31,375	0.56	0.56	2.69	200
(1.23)	22.27	0.19	31,174	0.56	0.56	2.53	155
(2.41)	23.53	12.62	30,583	0.55	0.55	1.99	164
(0.07)	23.01	15.46	25,315	0.55†	0.55†	2.68†	55	††

—	29.90	1.01	264,626	0.90	0.90	4.14	—
(4.04)	29.60	6.21	278,274	0.90	0.90	1.61	251
(1.84)	31.51	22.21	45,697	0.89	0.89	(0.63)	15
—	27.55	10.20	28,923	0.89†	0.89†	(0.63)†	—	††

—	10.90	(35.46)	24,534	0.89	0.89	(0.04)	32
—	16.89	(9.97)	48,130	0.89	0.89	(0.44)	43
—	18.76	(10.92)	65,674	0.88	0.88	(0.57)	78
—	21.06	(15.76)	93,722	0.88†	0.88†	(0.88)†	12	††

(0.09)	10.78	(18.29)	5,391	0.69	0.69	0.02	55
(0.02)	13.30	(4.37)	7,315	0.69	0.69	0.42	126
—	13.93	(44.28)	5,570	0.68†	0.68†	0.09†	60	††

The accompanying notes are an integral part of the financial statements.

Financial Highlights (concluded)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF
2024	26.29	0.68	2.22	2.90	(0.90)	(1.49)	—
2023(1)	25.00	0.37	1.14	1.51	(0.22)	—	—
KraneShares Dynamic Emerging Markets Strategy ETF
2024(2)	25.00	0.66	(0.10)	0.56	(0.70)	—	—
KraneShares Global Luxury Index ETF
2024(3)	25.00	0.07	1.70	1.77	(0.04)	—	—

*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
‡	The expense ratio includes interest expense. Had this expense been excluded, the ratio would have been 0.69%.
(1)	The Fund’s inception date was on September 14, 2022.
(2)	The Fund’s inception date was on August 24, 2023.
(3)	The Fund’s inception date was on September 6, 2023.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets, End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers, as applicable) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover (%)

(2.39)	26.80	11.44	2,680	0.99‡	0.99	2.50	65
(0.22)	26.29	6.08	2,629	0.68†	0.68†	2.68†	35	††

(0.70)	24.86	2.31	3,729	0.11†	0.11†	4.48†	11	††

(0.04)	26.73	7.08	2,673	0.69†	0.69†	0.53†	14	††

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements/Notes to Consolidated Financial Statements

1. ORGANIZATION

KraneShares Trust (the “Trust”) is a Delaware Statutory Trust formed on February 3, 2012. The Trust is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of March 31, 2024, the Trust had twenty-eight operational series. The financial statements herein and the related notes pertain to the following 18 series: KraneShares CSI China Internet ETF, KraneShares Bosera MSCI China A 50 Connect Index ETF, KraneShares MSCI All China Index ETF, KraneShares MSCI One Belt One Road Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI China Clean Technology Index ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares MSCI All China Health Care Index ETF, KraneShares Asia Pacific High Income Bond ETF, KraneShares MSCI Emerging Markets ex China Index ETF, KraneShares CICC China 5G & Semiconductor Index ETF, KraneShares Value Line® Dynamic Dividend Equity Index ETF, KFA Mount Lucas Managed Futures Index Strategy ETF, KraneShares SSE STAR Market 50 Index ETF, KraneShares Hang Seng TECH Index ETF, KraneShares S&P Pan Asia Dividend Aristocrats Index ETF, KraneShares Dynamic Emerging Markets Strategy ETF and KraneShares Global Luxury Index ETF (each, a “Fund” and collectively, the “Funds”). KraneShares Bosera MSCI China A 50 Connect Index ETF, KraneShares MSCI All China Index ETF, KraneShares MSCI Emerging Markets ex China Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI One Belt One Road Index ETF and KraneShares Electric Vehicles and Future Mobility Index ETF are diversified Funds. All other Funds are non-diversified Funds, as defined under Section 5(b)(1) of the Investment Company Act. Krane Funds Advisors, LLC (“Krane” or the “Adviser”), a Delaware limited liability company, serves as the investment adviser for the Funds and is subject to the supervision of the Board of Trustees (the “Board”). The Adviser is responsible for managing the investment activities of the Funds, the Funds’ business affairs and other administrative matters. The Adviser may use sub-advisers (each, a “Sub-Adviser” or collectively, the “Sub-Advisers”) to perform the day-to-day management of the Funds.

China International Capital Corporation (USA) Holdings Inc., a wholly-owned, indirect subsidiary of China International Capital Corporation Limited owns a majority stake in Krane. As of March 31, 2024, Central Huijin Investment Limited, a mainland Chinese-domiciled entity, and HKSCC Nominees Limited, held approximately 40.1% and 39.4%, respectively, of the shares of China International Capital Corporation Limited. Central Huijin Investment Limited is a wholly-owned subsidiary of China Investment Corporation, which is a mainland Chinese sovereign wealth fund. KFA One Holdings, LLC, located at 280 Park Avenue 32nd Floor, New York, New York, 10017, holds the remaining equity interests in Krane and Jonathan Krane, through his equity interests in KFA One Holdings, LLC, beneficially owns more than 10% of the equity interests in Krane.

The KFA MLM Index Subsidiary, Ltd. is a wholly-owned subsidiary of the KFA Mount Lucas Managed Futures Index Strategy ETF (the “Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the KFA Mount Lucas Managed Futures Index Strategy ETF and its subsidiary has been consolidated in the Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and Consolidated Financial Highlights.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. (the “Exchange” or the "NYSE"). Market prices for Fund shares (“Shares”) may be different from their net asset value (“NAV”). The Funds issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares,

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

typically 25,000, 50,000 or 100,000 Shares or multiples thereof, called “Creation Units”. This does not mean, however, that individual investors will be able to redeem and purchase Shares directly with the series of the Trust. Only Authorized Participants can redeem and purchase Creation Units of Shares directly. Each Fund will issue and redeem Shares for a basket of securities and/or a balancing cash amount. Individual shares trade in the secondary market at market prices that change throughout the day.

At March 31, 2024 all shares issued by the Funds were in Creation Unit aggregations to Authorized Participants through primary market transactions (e.g., transactions directly with the Funds). However, the individual shares that make up those Creation Units are traded on the Exchange (e.g., secondary market transactions). Some of those individual shares have been bought and sold by persons that are not Authorized Participants. Each Authorized Participant has entered into an agreement with the Funds’ Distributor.

The investment objective of each of the following Funds is to seek to provide a total return or investments results that (before fees and expenses) tracks the performance of its respective index listed below (each, an “Underlying Index”):

Fund	Index
KraneShares CSI China Internet ETF	CSI Overseas China Internet Index
KraneShares Bosera MSCI China A 50 Connect Index ETF	MSCI China A 50 Connect Index
KraneShares MSCI All China Index ETF	MSCI China All Shares Index
KraneShares MSCI One Belt One Road Index ETF	MSCI Global China Infrastructure Exposure Index
KraneShares Emerging Markets Consumer Technology Index ETF	Solactive Emerging Markets Consumer Technology Index
KraneShares MSCI China Clean Technology Index ETF	MSCI China IMI Environment 10/40 Index
KraneShares Electric Vehicles and Future Mobility Index ETF	Bloomberg Electric Vehicles Index
KraneShares MSCI All China Health Care Index ETF	MSCI China All Shares Health Care 10/40 Index
KraneShares MSCI Emerging Markets ex China Index ETF	MSCI Emerging Markets ex China Index
KraneShares CICC China 5G & Semiconductor Index ETF	CICC China 5G and Semiconductor Leaders Index
KraneShares Value Line® Dynamic Dividend Equity Index ETF	Value Line® Dynamic Dividend Equity Index
KFA Mount Lucas Managed Futures Index Strategy ETF	KFA MLM Index
KraneShares SSE STAR Market 50 Index ETF	SSE Science and Technology Innovation Board 50 Index
KraneShares Hang Seng TECH Index ETF	Hang Seng TECH Index
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF	S&P Pan Asia Dividend Aristocrats® Index
KraneShares Global Luxury Index ETF	Solactive Global Luxury Index

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

KraneShares Asia Pacific High Income Bond ETF seeks to provide a total return that, before fees and expenses, exceeds that of the JP Morgan Asia Credit Index (JACI) Non-Investment Grade Corporate Index (the Benchmark Index) over a complete market cycle. KraneShares Asia Pacific High Income Bond ETF is actively managed and does not track an index.

Kraneshares Dynamic Emerging Markets Strategy ETF seeks growth of capital. The KraneShares Dynamic Emerging Markets Strategy ETF is actively managed and does not track an index.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

SECURITY VALUATION — The NAV per share of each Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities and withholdings) by the total number of shares of a Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per share for each Fund normally is calculated by the Administrator (as defined below) and determined as of the regularly scheduled close of normal trading on each day that the NYSE is scheduled to be open for business (normally 4:00 p.m., Eastern Time). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

Securities listed on a securities exchange (i.e., exchange-traded equity securities), market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued by independent pricing agents at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recently reported bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain bid and ask prices from two broker-dealers who make a market in the portfolio instrument and determines the average of the two.

If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 4:00 p.m. Greenwich Mean Time.

The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent.

Exchange-traded options, except as discussed below for FLEX options, are valued at the closing price in the market in which they are principally traded. If no closing price is available, exchange-traded options are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter (“OTC”) options are valued based upon prices determined by the applicable independent, third party pricing agent. FLEX (short for flexible) options are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX option occurs, the trade price will be used to value such FLEX options in lieu of the model price.

Futures are valued at the settlement price established by the board of trade on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the 30-, 60-, 90- and 180-day forward rates provided by an independent pricing agent. As of and during the year ended March 31, 2024, the Funds did not hold swaps or foreign currency forward contracts.

On certain days, the settlement price for futures may not be available at the time the Fund calculates its NAV. On such days, the best available price (which is typically the last trade price) may be used to value futures.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued in the same manner as other exchange-traded equity securities (described above).

Securities issued by a wholly owned subsidiary of a Fund will be valued at the subsidiary’s net asset value, which will be determined using the same pricing policies and procedures applicable to the Fund.

Investments for which market prices are not “readily available,” or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from third-party pricing agents pursuant to established methodologies, are fair valued in accordance with the Adviser’s valuation policies and procedures approved by the Board. Some of the more common reasons that may necessitate that a security be valued using “fair value” pricing may include, but are not limited to: the security’s trading has been halted or suspended; the security’s primary trading market is temporarily closed; or the security has not been traded for an extended period of time.

In addition, a Fund may fair value its securities if an event that may materially affect the value of a Fund’s securities that trade outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, country or region. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If Krane becomes aware of a Significant Event that has

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

occurred with respect to a portfolio instrument or group of portfolio instruments after the closing of the exchange or market on which the portfolio instrument or portfolio instruments principally trade, but before the time at which a Fund calculates its NAV, it will notify the Administrator and may request that an ad hoc meeting of the Fair Value Pricing Committee be called.

With respect to trade-halted securities, the Adviser typically will fair value a trade-halted security by adjusting the security’s last market close price by the security’s sector performance, as measured by a predetermined index, unless Krane’s Fair Value Pricing Committee determines to make additional adjustments. Certain foreign securities exchanges have mechanisms in place that confine one day’s price movement in an individual security to a pre-determined price range based on that day’s opening price (“Collared Securities”). Fair value determinations for Collared Securities will generally be capped based on any applicable pre-determined “limit down” or “limit up” prices established by the relevant foreign securities exchange. As an example, China A-Shares can only be plus or minus ten percent in one day of trading in the relevant mainland China equity market. As a result, the fair value price determination on a given day will generally be capped plus or minus ten percent.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day (a “Business Day”, as used herein, is any day on which the Exchange is open for business). In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which a Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of a Fund’s portfolio securities and the net asset value of its shares may change on days when share purchases or sales cannot occur.

Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. Transactions in Fund shares will be priced at NAV only if shares are purchased or redeemed directly from a Fund in Creation Units. No secondary sales will be made to brokers or dealers at concession by the Distributor or by a Fund. Purchases and sales of shares in the secondary market, which will not involve a Fund, will be subject to customary brokerage commissions and charges.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date.

Level 2 – Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments, fair value of investments for which the Funds have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, and short-term investments valued at amortized cost).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments, broker quotes, fair value of investments for which the Funds do not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classification, refer to each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute annually all or substantially all of its taxable income and gains to shareholders. Accordingly, no provisions for federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of March 31, 2024, management of the Funds has reviewed all open tax years since inception and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Interest income is recognized on the accrual basis from the settlement date and includes the amortization of premiums and the accretion of discount calculated using the effective interest method.

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

Dividend income received from affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of affiliated funds are on the basis of specific identification. See details on the Statements of Operations.

FOREIGN CURRENCY — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

FUTURES — The KFA Mount Lucas Managed Futures Index Strategy ETF will utilize the Subsidiary for purposes of investing in commodities futures contracts that are the same as or similar to those included in the Index. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract. As of March 31, 2024, the KFA Mount Lucas Managed Futures Index Strategy ETF had open futures contracts. Refer to the Fund’s Consolidated Schedule of Investments for details regarding open futures contracts as of March 31, 2024.

For the year ended March 31, 2024, the average monthly notional amount of futures contracts for the KFA Mount Lucas Managed Futures Index Strategy ETF was as follows:

KFA Mount Lucas Managed Futures Index Strategy ETF
Average Monthly Notional Value Long	$248,763,501
Average Monthly Notional Value Short	$430,378,762

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Each Fund, except for the KraneShares Asia Pacific High Income Bond ETF, the KraneShares Value Line® Dynamic Dividend Equity Index ETF and KFA Mount Lucas Managed Futures Index Strategy ETF intends to pay out dividends, if any, at least annually; the KraneShares Asia Pacific High Income Bond ETF intends to pay out net investment income, if any, at least monthly. The KraneShares Value Line® Dynamic Dividend Equity Index ETF typically distributes any net investment income quarterly. The KFA Mount Lucas Managed Futures Index Strategy ETF may pay out net investment income, if any, at least semi-annually in June and December, but may pay such income as frequently as quarterly. The Funds pay out to their shareholders net realized capital gains, if any, once a year (usually in December). Each Fund may make distributions on a more frequent basis. Each Fund reserves the right to declare special distributions, including if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company under Subchapter M of the Code, or to avoid imposition of income or excise taxes on undistributed income.

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

CASH OVERDRAFT CHARGES — Per the terms of an agreement with Brown Brothers Harriman & Co. (“BBH”), the Funds’ Custodian, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of the BBH Overdraft Base Rate plus 2.00%. Cash overdraft charges, if applicable, are included in “Interest Expense” on the Statements of Operations.

SECURITIES LENDING — The Funds may lend securities from their portfolios to brokers, dealers and other financial institutions. In connection with such loans, a Fund remains the beneficial owner of the loaned securities and continues to receive payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. A Fund also has the right to terminate a loan at any time. A Fund does not have the right to vote on securities while they are on loan. Loans of portfolio securities will not exceed 33 1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). A Fund will receive collateral in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Krane and a sub-adviser are subject to potential conflicts of interest because the compensation paid to them increases in connection with any net income received by a Fund from a securities lending program. Each Fund pays Krane 10% of any net monthly income received from the investment of cash collateral and loan fees received from borrowers in respect of each securities loan (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers) (see Note 4).

The following table discloses the securities on loan as of March 31, 2024:

	Market Value	Cash Collateral for
	Securities on Loan	Securities on Loan
KraneShares CSI China Internet ETF	$31,785,469	$33,462,855
KraneShares Electric Vehicles and Future Mobility Index ETF	5,826,590	5,989,936

CREATION UNITS — The Funds issue and redeem Shares at NAV and only in large blocks of Shares (each block of Shares for a Fund is a Creation Unit of 25,000 Shares, 50,000 Shares, 100,000 Shares, or multiples thereof). In its discretion, the Trust reserves the right to increase or decrease the number of each Fund’s shares that constitute a Creation Unit.

Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from a Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees when buying or selling Shares. If a Creation Unit is purchased or redeemed for cash, a higher transaction fee may be charged.

The Adviser may adjust the transaction fees from time to time based on actual experience.

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

CASH AND CASH EQUIVALENTS — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

3. DERIVATIVES TRANSACTIONS

The following tables are exposure by type of risk on derivatives held throughout the year.

	Asset Derivatives			Liability Derivatives
	Consolidated Statements of Assets and Liabilities	Fair Value		Consolidated Statements of Assets and Liabilities	Fair Value
KFA Mount Lucas Managed Futures Index Strategy ETF
Interest rate contracts	Unrealized appreciation on futures contracts	$573,173	*	Unrealized depreciation on futures contracts	$448,087	*
Foreign exchange contracts	Unrealized appreciation on futures contracts	3,275,705	*	Unrealized depreciation on futures contracts	562,665	*
Commodity contracts	Unrealized appreciation on futures contracts	4,118,699	*	Unrealized depreciation on futures contracts	1,216,734	*
Total Derivatives not accounted for as hedging instruments		$7,967,577			$2,227,486

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended March 31, 2024:

Change in realized appreciation or (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures
KFA Mount Lucas Managed Futures Index Strategy ETF
Interest rate contracts	$(13,487,011)
Foreign exchange contracts	(9,484,774)
Commodity contracts	3,648,349
Total	$(19,323,436)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures
KFA Mount Lucas Managed Futures Index Strategy ETF
Interest rate contracts	$1,829,796
Foreign exchange contracts	7,030,529
Commodity contracts	(3,010,315)
Total	$5,850,010

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

4. RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY AGREEMENT — The Adviser serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust on behalf of each Fund and the Adviser (the “Agreement”). Under the Agreement, Krane is responsible for reviewing, supervising and administering each Fund’s investment program and the general management and administration of the Trust. In addition to these services, to the extent a Fund engages in securities lending, Krane will: (i) determine which securities are available for loan and notify the securities lending agent for a Fund (the "Agent"), (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with Krane’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Fund’s participation in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries concerning the Agent’s activities, and (vi) such other related duties as Krane deems necessary or appropriate. The Board supervises Krane and establishes policies that Krane must follow in its management activities.

The Agreement requires the Adviser to pay all operating expenses of the Funds, except: (a) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (b) expenses of the Funds incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (c) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the Investment Company Act, including distribution fees; (d) “Acquired Fund Fees and Expenses” (as defined by Form N-1A under the Investment Company Act); (e) litigation expenses; (f) the compensation payable to the Adviser under the Agreement; (g) compensation and expenses of the Independent Trustees (including any fees of independent legal counsel to the Independent Trustees); and (h) any expenses determined to be extraordinary expenses by the Board. In addition, under the Agreement, while the fees and expenses related to the Funds’ securities lending-related activities reduce the gross revenues and income of the Funds from such activities, they are not fees and expenses for which Krane is responsible.

Each Agreement provides that each Fund pays a unitary (or unified) fee to the Adviser for advisory and management services provided to the Fund, subject to the exceptions noted herein. In this context, there exists a risk that a Trust service provider will seek recourse against the Trust if it is not timely paid by Krane for the fees and expenses for which it is responsible, which could materially adversely affect the Funds. Pursuant to the Agreement between the Trust and the Adviser, the Funds below pay the Adviser a fee, which is calculated daily and paid monthly, at the following annual rates, based on a percentage of the average daily net assets of each Fund. In addition, as compensation for the services provided by the Adviser in connection with any securities lending-related activities, each Fund pays the Adviser 10% of the monthly investment income received from the investment of cash collateral and loan fees received from borrowers in respect to securities loans (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers), included on the Statements of Operations as “Security Lending Fees”.

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

Management
Fee
KraneShares CSI China Internet ETF	0.68%
KraneShares Bosera MSCI China A 50 Connect Index ETF	0.78%
KraneShares MSCI All China Index ETF	0.68%
KraneShares MSCI One Belt One Road Index ETF	0.78%
KraneShares Emerging Markets Consumer Technology Index ETF	0.78%
KraneShares MSCI China Clean Technology Index ETF	0.78%
KraneShares Electric Vehicles and Future Mobility Index ETF	0.68%
KraneShares MSCI All China Health Care Index ETF	0.78%
KraneShares Asia Pacific High Income Bond ETF	0.68%
KraneShares MSCI Emerging Markets ex China Index ETF	0.58%
KraneShares CICC China 5G &d Semiconductor Index ETF	0.78%
KraneShares Value Line® Dynamic Dividend Equity Index ETF	0.55%
KFA Mount Lucas Managed Futures Index Strategy ETF	0.89%
KraneShares SSE STAR Market 50 Index ETF	0.88%
KraneShares Hang Seng TECH Index ETF	0.68%
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF	0.68%
KraneShares Dynamic Emerging Markets Strategy ETF	0.10%
KraneShares Global Luxury Index ETF	0.68%

The Adviser bears all of its own costs associated with providing these advisory services.

Pursuant to the terms of Fee Waiver Agreements, Krane has contractually agreed to waive its management fee for the below listed Funds by the following amounts of the Fund’s average daily net assets until August 1, 2024. The Fee Waiver Agreements may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreements will terminate if the Agreement for a Fund is terminated.

Fee Waiver
Fee
KraneShares Bosera MSCI China A 50 Connect Index ETF	0.23%
KraneShares MSCI All China Index ETF	0.20%
KraneShares Emerging Markets Consumer Technology Index ETF	0.20%
KraneShares MSCI All China Health Care Index ETF	0.14%
KraneShares MSCI Emerging Markets ex China Index ETF	0.35%
KraneShares CICC China 5G & Semiconductor Index ETF	0.14%

SUB-ADVISORY AGREEMENT — Bosera Asset Management (International) Co., Ltd. (“Bosera”), operating out of Hong Kong, serves as the Sub-Adviser to the KraneShares Bosera MSCI China A 50 Connect Index ETF and KraneShares SSE STAR Market 50 Index ETF and is responsible for the day-to-day management of the Funds, subject to the supervision by the Adviser and the Board. As of January 1, 2024, Krane pays Bosera fifteen (15%) percent of the net revenue received by Krane from KraneShares Bosera MSCI China A 50 Connect Index ETF under the Investment Advisory Agreement. Prior to that date, Krane paid Bosera fifty (50%) percent of the net revenue received by Krane from the Fund. For the services Bosera provides to KraneShares SSE STAR Market 50 Index ETF, the Adviser pays Bosera a twelve basis points (0.12%) sub-advisory fee based upon the monthly average assets under management of KraneShares SSE STAR Market 50 Index ETF.

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

Nikko Asset Management Americas Inc. (“Nikko”) serves as the investment sub-adviser to KraneShares Asia Pacific High Income Bond ETF. Nikko is responsible for the day-to-day investment management of the Fund, subject to the supervision of Krane and the Board. Nikko delegates to its affiliate Nikko Asset Management Asia, Ltd. (“Nikko Asia”), a registered investment adviser with the SEC, certain of its responsibilities for the management of the Fund. Krane has entered into a Sub-Advisory Agreement with Nikko pursuant to which Krane has agreed to pay Nikko 36.77% of the sum of: (i) the total gross advisory fee due to the Adviser from the Fund under the terms of the Agreement minus (ii) any applicable fee waivers from time to time entered into between the Fund and the Adviser.

Mount Lucas Index Advisers LLC (“MLIA”) serves as the Sub-Adviser of the KFA Mount Lucas Managed Futures Index Strategy ETF. For the services MLIA provides to the Fund, the Adviser pays MLIA a fee equal to 32% of the Net Revenue received by Krane from the Fund. Net Revenue is defined for these purposes as gross revenue under Schedule A of the Agreement minus gross fund-related expenses (including any waiver by Krane of its compensation under the Agreement and any reimbursements by Krane of the Fund’s expenses).

DISTRIBUTION AGREEMENT — SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments Company, and an affiliate of the Administrator, serves as the Funds’ distributor of Creation Units pursuant to a Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

The Trust has adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. For the year ended March 31, 2024, no fees were charged under the Plan. Fees would only be charged under the Plan upon approval by the Board.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT — SEI Investments Global Funds Services (the “Administrator”) serves as the Funds’ Administrator pursuant to an Administration Agreement. BBH serves as the Funds’ Custodian and Transfer Agent pursuant to a Custodian and Transfer Agent Agreement.

5. BASIS FOR CONSOLIDATION FOR THE KFA MOUNT LUCAS MANAGED FUTURES INDEX STRATEGY ETF

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the KFA Mount Lucas Managed Futures Index Strategy ETF include the accounts of the Fund’s Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation for the Fund. The Subsidiary has a fiscal year end of March 31 for financial statement consolidation purposes.

The Subsidiary is classified as a controlled foreign corporation under the Code. The Subsidiary’s taxable income is included in the calculation of the Fund's taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

The KFA Mount Lucas Managed Futures Index Strategy ETF’s investment in the Subsidiary may not exceed 25% of the value of its total assets (ignoring any subsequent market appreciation in the Subsidiary’s value), which limitation is imposed by the Code and is measured at the end of each quarter.

A summary of the investments in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at March 31, 2024	% of Total Net Assets at March 31, 2024
KFA MLM Index Subsidiary, Ltd.	December 1, 2020	$39,530,267	14.94%

6. INVESTMENT TRANSACTIONS

For the year ended March 31, 2024, the purchases and sales of investments in securities excluding in-kind transactions, long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
KraneShares CSI China Internet ETF	$1,867,506,324	$1,714,015,461
KraneShares Bosera MSCI China A 50 Connect Index ETF	126,542,029	316,639,219
KraneShares MSCI All China Index ETF	252,289	1,254,827
KraneShares MSCI One Belt One Road Index ETF	1,124,190	1,123,765
KraneShares Emerging Markets Consumer Technology Index ETF	20,953,545	28,457,261
KraneShares MSCI China Clean Technology Index ETF	48,896,842	60,585,686
KraneShares Electric Vehicles and Future Mobility Index ETF	64,001,541	79,246,170
KraneShares MSCI All China Health Care Index ETF	11,224,725	35,772,420
KraneShares Asia Pacific High Income Bond ETF	12,958,636	17,284,623
KraneShares MSCI Emerging Markets ex China Index ETF	34,714,703	2,399,700
KraneShares CICC China 5G & Semiconductor Index ETF	6,131,491	8,948,985
KraneShares Value Line® Dynamic Dividend Equity Index ETF	62,179,742	62,580,464
KraneShares SSE STAR Market 50 Index ETF	11,170,687	18,617,226
KraneShares Hang Seng TECH Index ETF	3,315,989	4,268,705
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF	1,728,818	1,946,352
KraneShares Dynamic Emerging Markets Strategy ETF	413,073	594,968
KraneShares Global Luxury Index ETF	1,685,143	405,693

For the year ended March 31, 2024, there were no purchases or sales of long-term U.S. government securities for the Funds.

For the year ended March 31, 2024, in-kind transactions associated with creations and redemptions were:

			Realized
	Purchases	Sales	Gain/(Loss)
KraneShares CSI China Internet ETF	$568,886,833	$422,054,926	$32,660,204
KraneShares MSCI All China Index ETF	—	50,736	(1,507)
KraneShares Emerging Markets Consumer Technology Index ETF	2,930,250	7,482,714	(1,256,674)
KraneShares MSCI China Clean Technology Index ETF	—	1,544,866	(35,750)

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

			Realized
	Purchases	Sales	Gain/(Loss)
KraneShares Electric Vehicles and Future Mobility Index ETF	$2,537,455	$19,659,368	$(1,693,354)
KraneShares MSCI All China Health Care Index ETF	—	553,031	65,651
KraneShares MSCI Emerging Markets ex China Index ETF	9,222,773	—	—
KraneShares Value Line® Dynamic Dividend Equity Index ETF	1,124,346	3,432,018	405,193
KraneShares Dynamic Emerging Markets Strategy ETF	7,275,006	3,423,446	62,905
KraneShares Global Luxury Index ETF	1,618,239	643,718	106,088

7. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The permanent differences primarily consist of foreign currency translations, investments in passive foreign investment companies ("PFICs"), net operating loss, Partnership adjustments, perpetual bond adjustments and distribution reclassification. The permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings for the fiscal year ended March 31, 2024 are primarily related to redemptions in-kind and net operating loss.

	Distributable	Paid-in
	Earnings/(Loss)	Capital
KraneShares CSI China Internet ETF	$90,484,656	$(90,484,656)
KraneShares MSCI All China Index ETF	7,893	(7,893)
KraneShares Emerging Markets Consumer Technology Index ETF	1,392,578	(1,392,578)
KraneShares MSCI China Clean Technology Index ETF	505,297	(505,297)
KraneShares Electric Vehicles and Future Mobility Index ETF	3,189,007	(3,189,007)
KraneShares MSCI All China Health Care Index ETF	6,451	(6,451)
KraneShares Value Line® Dynamic Dividend Equity Index ETF	(362,555)	362,555
KraneShares SSE STAR Market 50 Index ETF	55,271	(55,271)
KraneShares Dynamic Emerging Markets Strategy ETF	(62,905)	62,905
KraneShares Global Luxury Index ETF	(104,580)	104,580

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

The tax character of dividends and distributions paid during the years or periods ended March 31, 2024 and March 31, 2023 were as follows:

	Ordinary	Long-Term	Return of
	Income	Capital Gain	Capital	Totals
KraneShares CSI China Internet ETF
2024	$94,044,849	$—	$—	$94,044,849
2023	—	—	—	—

KraneShares Bosera MSCI China A 50 Connect Index ETF
2024	$6,619,090	$—	$—	$6,619,090
2023	9,640,424	101,634,817	—	111,275,241

KraneShares MSCI All China Index ETF
2024	$215,050	$—	$—	$215,050
2023	192,809	119,165	—	311,974

KraneShares MSCI One Belt One Road Index ETF
2024	$137,606	$—	$—	$137,606
2023	215,731	—	—	215,731

KraneShares Emerging Markets Consumer Technology Index ETF
2024	$27,452	$—	$—	$27,452
2023	—	—	—	—

KraneShares MSCI China Clean Technology Index ETF
2024	$496,202	$—	$—	$496,202
2023	337,960	1,438,072	—	1,776,032

KraneShares Electric Vehicles and Future Mobility Index ETF
2024	$1,252,258	$—	$—	$1,252,258
2023	2,090,551	—	—	2,090,551

KraneShares MSCI All China Health Care Index ETF
2024	$383,670	$—	$—	$383,670
2023	50,955	—	—	50,955

KraneShares Asia Pacific High Income Bond ETF
2024	$2,334,194	$—	$—	$2,334,194
2023	2,002,618	—	—	2,002,618

KraneShares MSCI Emerging Markets ex China Index ETF
2024	$910,616	$—	$—	$910,616
2023	693,378	—	—	693,378

KraneShares CICC China 5G & Semiconductor Index ETF
2024	$28,182	$—	$1,028	$29,210
2023	45,914	—	—	45,914

KraneShares Value Line® Dynamic Dividend Equity Index ETF
2024	$868,772	$308,656	$—	$1,177,428
2023	1,085,154	640,311	—	1,725,465

KFA Mount Lucas Managed Futures Index Strategy ETF
2024	$—	$—	$—	$—
2023	22,793,108	11,729,167	—	34,522,275

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

	Ordinary	Long-Term	Return of
	Income	Capital Gain	Capital	Totals
KraneShares SSE STAR Market 50 Index ETF
2024	$—	$—	$—	$—
2023	—	—	—	—

KraneShares Hang Seng TECH Index ETF
2024	$46,489	$—	$—	$46,489
2023	11,428	—	—	11,428

KraneShares S&P Pan Asia Dividend Aristocrats Index ETF
2024	$237,535	$1,959	$—	$239,494
2023	22,329	—	—	22,329

KraneShares Dynamic Emerging Markets Strategy ETF
2024	$105,254	$—	$—	$105,254

KraneShares Global Luxury Index ETF
2024	$4,643	$—	$—	$4,643

As of March 31, 2024, the components of tax basis distributable earnings (distributable losses) were as follows:

	KraneShares CSI China Internet ETF	KraneShares Bosera MSCI China A 50 Connect Index ETF	KraneShares MSCI All China Index ETF	KraneShares MSCI One Belt One Road Index ETF
Undistributed Ordinary Income	$61,776,827	$—	$29,210	$6,580
Capital Loss Carryforwards	(2,686,322,078)	(189,335,870)	(6,347,999)	(3,643,750)
Qualified Late-Year Loss Deferrals	—	(67,774)	—	—
Unrealized Depreciation on Investments and Foreign Currency	(3,699,273,032)	(67,963,141)	(2,253,091)	(1,053,611)
Other Temporary Differences	(3)	(11)	1	(1)
Total Distributable Loss	$(6,323,818,286)	$(257,366,796)	$(8,571,879)	$(4,690,782)

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

	KraneShares Emerging Markets Consumer Technology Index ETF	KraneShares MSCI China Clean Technology Index ETF	KraneShares Electric Vehicles and Future Mobility Index ETF	KraneShares MSCI All China Health Care Index ETF
Undistributed Ordinary Income	$—	$—	$—	$188,412
Capital Loss Carryforwards	(49,669,840)	(79,020,064)	(88,376,540)	(65,852,693)
Qualified Late-Year Loss Deferrals	(34,394)	(114,325)	(68,584)	—
Unrealized Depreciation on Investments and Foreign Currency	(4,116,065)	(18,275,157)	(52,919,518)	(33,820,887)
Other Temporary Differences	—	2	—	—
Total Distributable Loss	$(53,820,299)	$(97,409,544)	$(141,364,642)	$(99,485,168)

	KraneShares Asia Pacific High Income Bond ETF	KraneShares MSCI Emerging Markets ex China Index ETF	KraneShares CICC China 5G & Semiconductor Index ETF	KraneShares Value Line® Dynamic Dividend Equity Index ETF
Undistributed Ordinary Income	$193,997	$774,098	$—	$351,770
Capital Loss Carryforwards	(10,377,329)	(1,594,046)	(15,035,433)	—
Qualified Late-Year Loss Deferrals	—	—	(17,623)	—
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	49,221	2,613,416	(2,497,134)	2,417,373
Other Temporary Differences	49,162	(2)	(4)	1
Total Distributable Earnings/(Loss)	$(10,084,949)	$1,793,466	$(17,550,194)	$2,769,144

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

	KFA Mount Lucas Managed Futures Index Strategy ETF	KraneShares SSE STAR Market 50 Index ETF	KraneShares Hang Seng TECH Index ETF	KraneShares S&P Pan Asia Dividend Aristocrats Index ETF
Undistributed Ordinary Income	$—	$—	$—	$65,112
Undistributed Long-Term Capital Gain	—	—	—	91,067
Capital Loss Carryforwards	(11,119,493)	(29,622,667)	(3,028,445)	—
Post October Losses	(24,607,088)	—	—	—
Qualified Late-Year Loss Deferrals	(5,771,888)	(62,657)	(9,567)	—
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	(6,414,135)	(11,972,769)	(2,192,171)	24,124
Other Temporary Differences	(1,286,475)	(7)	(3)	3
Total Distributable Earnings/(Loss)	$(49,199,079)	$(41,658,100)	$(5,230,186)	$180,306

	KraneShares Dynamic Emerging Markets Strategy ETF	KraneShares Global Luxury Index ETF
Undistributed Ordinary Income	$—	$15,083
Capital Loss Carryforwards	(1,149)	—
Qualified Late-Year Loss Deferrals	(607)	—
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	(35,966)	234,643
Other Temporary Differences	—	(2)
Total Distributable Earnings/(Loss)	$(37,722)	$249,724

Qualified late year ordinary and Post-October capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2024 through March 31, 2024 and November 1, 2023 through March 31, 2024, respectively, that in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Other temporary differences primarily consist of late year and specified loss deferrals, perpetual bond adjustments, PFIC mark to market and book adjustments not recognized for tax.

The Funds have capital loss carryforwards as follows:

	Short-Term	Long-Term
	Loss	Loss	Total
KraneShares CSI China Internet ETF	$689,050,525	$1,997,271,553	$2,686,322,078
KraneShares Bosera MSCI China A 50 Connect Index ETF	78,152,608	111,183,262	189,335,870

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

	Short-Term	Long-Term
	Loss	Loss	Total
KraneShares MSCI All China Index ETF	$215,395	$6,132,604	$6,347,999
KraneShares MSCI One Belt One Road Index ETF	2,450,106	1,193,644	3,643,750
KraneShares Emerging Markets Consumer Technology Index ETF	22,091,565	27,578,275	49,669,840
KraneShares MSCI China Clean Technology Index ETF	3,500,356	75,519,708	79,020,064
KraneShares Electric Vehicles and Future Mobility Index ETF	31,371,478	57,005,062	88,376,540
KraneShares MSCI All China Health Care Index ETF	4,089,006	61,763,687	65,852,693
KraneShares Asia Pacific High Income Bond ETF	8,486,154	1,891,175	10,377,329
KraneShares MSCI Emerging Markets ex China Index ETF	5,865	1,588,181	1,594,046
KraneShares CICC China 5G & Semiconductor Index ETF	8,671,751	6,363,682	15,035,433
KFA Mount Lucas Managed Futures Index Strategy ETF	4,174,372	6,945,121	11,119,493
KraneShares SSE STAR Market 50 Index ETF	8,548,968	21,073,699	29,622,667
KraneShares Hang Seng TECH Index ETF	2,090,066	938,379	3,028,445
KraneShares Dynamic Emerging Markets Strategy ETF	1,149	—	1,149

During the year ended March 31, 2024, the following Funds utilized capital loss carryforwards, to offset capital gains:

Amount
Utilized
KraneShares MSCI China Clean Technology Index ETF	$1,634,475
KraneShares MSCI Emerging Markets ex China Index ETF	5,115
KraneShares Hang Seng TECH Index ETF	25,841
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF	1,654

The differences between book and tax-basis unrealized appreciation and depreciation are attributable primarily to the tax deferral of losses on wash sales, investments in PFICs and perpetual bonds. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at March 31, 2024 were as follows:

	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
KraneShares CSI China Internet ETF	$9,153,225,550	$381,651,172	$(4,080,924,204)	$(3,699,273,032)
KraneShares Bosera MSCI China A 50 Connect Index ETF	257,382,965	10,856,821	(78,819,962)	(67,963,141)
KraneShares MSCI All China Index ETF	8,557,586	388,225	(2,641,316)	(2,253,091)
KraneShares MSCI One Belt One Road Index ETF	5,226,031	508,773	(1,557,473)	(1,048,700)
KraneShares Emerging Markets Consumer Technology Index ETF	22,605,590	1,242,745	(5,333,050)	(4,090,305)
KraneShares MSCI China Clean Technology Index ETF	75,187,700	2,800,387	(21,075,544)	(18,275,157)
KraneShares Electric Vehicles and Future Mobility Index ETF	163,984,472	5,705,116	(58,624,634)	(52,919,518)
KraneShares MSCI All China Health Care Index ETF	80,639,392	1,280,387	(35,101,274)	(33,820,887)

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
KraneShares Asia Pacific High Income Bond ETF	$13,897,595	$355,550	$(306,329)	$49,221
KraneShares MSCI Emerging Markets ex China Index ETF	75,490,505	8,302,601	(5,472,102)	2,830,499
KraneShares CICC China 5G & Semiconductor Index ETF	11,933,663	948,835	(3,445,969)	(2,497,134)
KraneShares Value Line® Dynamic Dividend Equity Index ETF	28,914,558	3,325,188	(907,815)	2,417,373
KFA Mount Lucas Managed Futures Index Strategy ETF	205,190,113	384	(6,414,519)	(6,414,135)
KraneShares SSE STAR Market 50 Index ETF	36,314,520	813,218	(12,785,987)	(11,972,769)
KraneShares Hang Seng TECH Index ETF	6,892,285	422,212	(2,614,383)	(2,192,171)
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF	2,586,629	218,731	(194,607)	24,124
KraneShares Dynamic Emerging Markets Strategy ETF	3,731,422	161,279	(197,245)	(35,966)
KraneShares Global Luxury Index ETF	2,371,634	358,046	(123,403)	234,643

For the KraneShares MSCI One Belt One Road Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF and the KraneShares MSCI Emerging Markets ex China Index ETF, the difference in unrealized appreciation is attributable to Foreign Capital Gains Tax Payable.

Uncertainties in the Chinese tax rules governing the taxation of income distributions and capital gains from investments in A Shares could result in unexpected tax liabilities for the Funds. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by non-Chinese resident investors (including, for example, Qualified Foreign Institutional Investors (“QFII”)) from Chinese companies and those companies which are not Chinese tax residents, but which are deemed to be Chinese tax residents (e.g., under Notice 7). China also imposes withholding tax at a rate of 10% on capital gains derived by non-residents from investment in actual and constructive Chinese resident companies. The Chinese withholding taxes applied to dividends, interest and capital gains may, in principle, be subject to a reduced rate under an applicable Chinese tax treaty, but the application of such treaties in the case of a non-resident (e.g., in the case of a QFII acting on behalf of non-resident investors, such as the Funds) is also uncertain. The imposition of such taxes could have a material adverse effect on the Funds’ returns. The People’s Republic of China (the “PRC”) rules regarding the taxation of non-resident investors are quickly evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or the PRC Ministry of Finance to clarify matters may apply retrospectively. Such retroactively applied rules may be adverse to the Funds and their shareholders. It is also unclear how China’s value added tax (“VAT”) may be affected by tax treaty provisions. If such a tax is collected, the expenses will be passed on and borne by the Funds. The imposition of such taxes, as well as future changes in applicable PRC tax law, may adversely affect the Funds. If the Funds expect VAT to be imposed, they reserve the right to establish a reserve for such tax. If the Funds establish such a reserve

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

but are not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Funds do not establish such a reserve but ultimately are subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from investments in a Fund. Effective November 17, 2014, QFIIs, RQFIIs (i.e., QFIIs investing in Yuan, rather than foreign currency) and non-Chinese resident investors investing through the Hong Kong-Shanghai Stock Connect are exempted temporarily from the 10% capital gains tax that normally applies to sales of A Shares on a public Chinese exchange (such as the Shanghai Stock Exchange). However, such investors are still required to pay capital gains tax for gains realized on trades executed before November 17, 2014.

On November 7, 2018, China’s Ministry of Finance and the State Administration of Taxation jointly issued Circular 108. This circular announced a three year exemption from corporate income tax withholding (“WHT”) and Value Added Tax (“VAT”) for China-sourced bond interest derived by overseas institutional investors. The WHT and VAT exemptions were extended to December 31, 2025.

In 2020, the PRC government eliminated QFII and RQFII quotas, meaning that entities registered with the appropriate Chinese regulator will no longer be subject to quotas when investing in PRC securities (but will remain subject to foreign shareholder limits), and merged the two programs into the Qualified Foreign Investor regime (“QFI”).

8. CONCENTRATION OF RISKS

As with all exchange-traded funds (“ETFs”), shareholders of the Funds are subject to the risk that their investment could lose money. Each Fund is subject to certain of the principal risks noted below, any of which may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in each Fund’s prospectus under the heading “Principal Risks”.

CHINA RISK — The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. China may be subject to considerable degrees of economic, political and social instability. In addition, the Chinese economy is export-driven and highly reliant on trade with key partners. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions or even the threat of such developments, could lead to significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

The RMB Bond market is volatile with a risk of trading suspensions in particular securities and government interventions. Trading in RMB Bonds may be suspended without warning and for lengthy periods. Information on such trading suspensions, including as to their expected length, may be unavailable. Securities affected by trading suspensions may be or become illiquid. In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make certain Chinese securities illiquid.

In addition, trade relations between the U.S. and China have recently been strained. Worsening trade relations between the two countries could adversely impact the Fund, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China including by limiting the ability of Chinese issuers to list on the U.S. exchanges. Worsening trade relations may also result in market volatility and volatility in the price of Fund shares. In addition, the U.S government has imposed restrictions on the ability of U.S. investors to hold and/or acquire securities of certain Chinese companies, which may adversely impact the Fund, may mean that the Fund’s Underlying Index may need to adjust its methodology or could increase tracking error for the Fund.

CONCENTRATION RISK — Because the assets of certain Funds are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. Depending on the composition of each Fund’s Underlying Index, the Fund may be subject to principal risks, as outlined in each Fund’s prospectus. Each Fund may have significant exposure to other industries or sectors over time.

CURRENCY RISK — The Funds’ assets will be invested in instruments denominated in foreign currencies and the income received by the Fund may be in foreign currencies. The Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market at the time the Fund wishes to enter into the transaction, or through forward, futures or options contracts to purchase or sell foreign currencies.

The Fund’s NAV is determined on the basis of the U.S. dollar. The Fund may therefore lose value if the local currency of a foreign investment depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies and vice versa. This may adversely affect the Fund’s performance over time.

DERIVATIVES RISK — The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the derivative and that of the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to make required payments or otherwise comply with the terms of derivative. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets.

EMERGING MARKETS RISK — A Funds’ investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

EQUITY SECURITIES RISK — The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.

FUTURES STRATEGY RISK — The use of futures contracts is subject to special risk considerations. The primary risks associated with the use of futures contracts include: (a) an imperfect correlation between the change in market value of the reference asset and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the inability to predict correctly the direction of market prices, interest rates, currency exchange rates and other economic factors; and (e) if the Fund has insufficient cash, it may have to sell securities or financial instruments from its portfolio to meet daily variation margin requirements, which may lead to the Fund selling securities or financial instruments at a loss.

LIQUIDITY RISK — Certain of the Funds’ investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Funds to suffer significant losses and difficulties in meeting redemptions. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. In addition, if a number of securities held by the Fund stop trading, it may have a cascading effect and cause

Notes to Financial Statements/Notes to Consolidated Financial Statements (concluded)

the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

MARKET RISK — The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause volatility in global financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

NEW FUND RISK — If the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

NON-DIVERSIFIED FUND RISK — Because a Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

VALUATION RISK — Independent market quotations for the non-U.S. securities held by the Funds may not be readily available and such securities may be fair valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that a Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Funds invest may trade on days that the Funds do not price their shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their holdings.

9. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10. SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

KraneShares Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities and the consolidated statement of assets and liabilities of the funds listed in the Appendix, eighteen of the funds comprising KraneShares Trust (collectively, the Funds), including the schedules of investments and the consolidated schedule of investments, as of March 31, 2024, the related statements of operations and consolidated statement of operations for the year or period listed in the Appendix, the statements of changes in net assets and consolidated statement of changes in net assets for each of the years or periods in the two-year period listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights and consolidated financial highlights for each of the years or periods in the five-year period listed in the Appendix. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of its operations for the year or period listed in the Appendix, the changes in its net assets for each of the years or periods in the two-year period listed in the Appendix, and the financial highlights for each of the years or periods in the five-year period listed in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2024, by correspondence with custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more KraneShares investment companies since 2017.

Philadelphia, Pennsylvania
May 29, 2024

Report of Independent Registered Public Accounting Firm (continued)

Appendix

Funds with inception prior to March 31, 2020:

KraneShares CSI China Internet ETF

KraneShares Bosera MSCI China A 50 Connect Index ETF

KraneShares MSCI All China Index ETF

KraneShares MSCI One Belt One Road Index ETF

KraneShares Emerging Markets Consumer Technology Index ETF

KraneShares MSCI China Clean Technology Index ETF

KraneShares Electric Vehicles and Future Mobility Index ETF

KraneShares MSCI All China Health Care Index ETF

KraneShares Asia Pacific High Income Bond ETF

Statement of operations for the year ended March 31, 2024

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2024

Financial highlights each of the years in the five-year period ended March 31, 2024

Funds with inception during the year ended March 31, 2020:

KraneShares MSCI Emerging Markets ex China Index ETF

Statement of operations for the year ended March 31, 2024

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2024 Financial highlights for each of the years in the four-year period ended March 31, 2024 and the period from April 11, 2019 (inception) through March 31, 2020

Funds with inception during the year ended March 31, 2021:

KraneShares CICC China 5G & Semiconductor Index ETF

KraneShares Value Line® Dynamic Dividend Equity Index ETF

Statement of operations for the year ended March 31, 2024

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2024

Financial highlights for each of the years in the three-year period ended March 31, 2024 and the period from November 23, 2020 (inception) through March 31, 2021

KFA Mount Lucas Managed Futures Index Strategy ETF

Consolidated statement of operations for the year ended March 31, 2024

Consolidated statements of changes in net assets for each of the years in the two-year period ended March 31, 2024

Consolidated financial highlights for each of the years in the three-year period ended March 31, 2024 and the period from December 1, 2020 (inception) through March 31, 2021

KraneShares SSE STAR Market 50 Index ETF

Statement of operations for the year ended March 31, 2024

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2024

Financial highlights for each of the years in the three-year period ended March 31, 2024 and the period from January 26, 2021 (inception) through March 31, 2021

Funds with inception during the year ended March 31, 2022:

KraneShares Heng Seng TECH Index ETF

Statement of operations for the year ended March 31, 2024

Report of Independent Registered Public Accounting Firm (concluded)

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2024

Financial highlights for each of the years in the two-year period ended March 31, 2024 and the period from June 8, 2021 (inception) through March 31, 2022

Funds with inception during the year ended March 31, 2023:

KraneShares S&P Pan Asia Dividend Aristocrats Index ETF

Statement of operations for the year ended March 31, 2024

Statements of changes in net assets for the year ended March 31, 2024 and the period from September 14, 2022 (inception) through March 31, 2023

Financial highlights for the year ended March 31, 2024 and the period from September 14, 2022 (inception) through March 31, 2023

Funds with inception during the year ended March 31, 2024:

KraneShares Dynamic Emerging Markets Strategy ETF

Statements of operations and changes in net assets and financial highlights for the period from August 24, 2023 (inception) through March 31, 2024

KraneShares Global Luxury Index ETF

Statements of operations and changes in net assets and financial highlights for the period from September 6, 2023 (inception) through March 31, 2024

Trustees and Officers of the Trust (Unaudited)

March 31, 2024

Set forth below are the names, addresses, years of birth, positions with the Trust, terms of office and lengths of time served; the principal occupations for the last five years; number of Funds in fund complex overseen; and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge, upon request, by calling 1-855-857-2638. The following chart lists Trustees and Officers as of March 31, 2024.

Name, Address (Year of Birth)	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustees
Interested Trustee[1]

Jonathan Krane[2] (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee and Chairman of the Board, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present.	28	None

Independent Trustees[1]

Patrick P. Campo (1970) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2017	Managing Director of Ibis Global AM LLC from 2023 to present. From 2019 to 2023, Director of Research and from 2013 to 2019 Director of Long Short Equity, Titan Advisors.	28	None

John Ferguson (1966) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2012	Independent Director of K2 Advisors Offshore Fund Complex from 2022 to present. Chief Compliance Officer of Covey Advisors LLC 2023 to present. Chief Operating Officer of Shrewsbury River Capital from 2017 to 2020. Chief Operating Officer of Kang Global Investors LP (hedge fund adviser) from 2014 to 2016. President of Alden Global Capital, LLC (hedge fund adviser) from 2012 to 2014 (formerly, Chief Operating Officer from 2011 to 2012). Senior Managing Director and Chief Operating Officer of K2 Advisors, LLC from 2005 to 2011.	28	None

Trustees and Officers of the Trust (Unaudited) (continued)

March 31, 2024

Name, Address (Year of Birth)	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustees
Independent Trustee[1]

Matthew Stroyman (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2012	Founder and President of BlackRidge Ventures from 2018 to present (principal investment activities and strategic advisory services in a variety of industries to clients and partners that include institutional investment firms, family offices and high net-worth individuals). Co-Founder, President and Chief Operating Officer of Arcturus (real estate asset and investment management services firm) from 2007 to 2017.	28	None

Name, Address (Year of Birth)	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustees
Officers[1]

Jonathan Krane (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Principal Executive Officer and Principal Financial Officer, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present.	28	None

Jennifer Tarleton (formerly Krane) (1966) 280 Park Avenue 32nd Floor New York, New York, 10017	Vice President and Secretary, No set term; served since 2012	Vice President of Krane Funds Advisors, LLC from 2011 to present.	28	None

Trustees and Officers of the Trust (Unaudited) (concluded)

March 31, 2024

Name, Address (Year of Birth)	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustees
Officers[1]

Michael Quain (1957) 280 Park Avenue 32nd Floor New York, New York, 10017	Chief Compliance Officer and Anti-Money Laundering Officer, No Set Term; served since 2015	Principal/President of Quain Compliance Consulting, LLC from 2014 to present.	28	None

Eric Olsen (1970) SEI Investments Company One Freedom Valley Drive Oaks, PA 19456	Assistant Treasurer, No set term; served since 2021	Director of Accounting, SEI Investments Global Fund Services (March 2021 to present); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (August 2013 to February 2021).	28	None

David Adelman (1964) 280 Park Avenue 32nd Floor New York, New York, 10017	Assistant Secretary, No set term; served since 2021	Managing Director and the General Counsel, Krane Fund Advisors, LLC from 2021. Partner, Reed Smith LLP from 2015 to 2021	28	None

Jonathan Shelon (1974) 280 Park Avenue 32nd Floor New York, New York, 10017	Assistant Secretary, No set term; served since 2019	Chief Operating Officer, Krane Funds Advisors, LLC from 2015 to present. Chief Investment Officer of Specialized Strategies, J.P. Morgan from 2011 to 2015.	28	None

1	Each Trustee serves until his or her successor is duly elected or appointed and qualified.
2	Mr. Krane is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Adviser.

Disclosure of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage expenses; and (2) ongoing costs. All ETFs have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, commissions, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. In addition, a shareholder is responsible for brokerage fees as a result of their investment in the Fund. Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2023 to March 31, 2024).

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including brokerage commissions on the purchases and sale of Fund shares. Therefore, the expense examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs had been included, your costs would have been higher.

Disclosure of Fund Expenses (Unaudited) (continued)

	Beginning Account Value 10/1/2023	Ending Account Value 3/31/2024	Annualized Expense Ratios	Expenses Paid During Period(1)
KraneShares CSI China Internet ETF
Actual Fund Return	$1,000.00	$968.70	0.69%	$3.40
Hypothetical 5% Return	1,000.00	1,021.55	0.69	3.49
KraneShares Bosera MSCI China A 50 Connect Index ETF
Actual Fund Return	$1,000.00	$967.80	0.55%	$2.71
Hypothetical 5% Return	1,000.00	1,022.25	0.55	2.78
KraneShares MSCI All China Index ETF
Actual Fund Return	$1,000.00	$948.60	0.50%	$2.44
Hypothetical 5% Return	1,000.00	1,022.50	0.50	2.53
KraneShares MSCI One Belt One Road Index ETF
Actual Fund Return	$1,000.00	$1,020.90	0.80%	$4.04
Hypothetical 5% Return	1,000.00	1,021.00	0.80	4.04
KraneShares Emerging Markets Consumer Technology Index ETF
Actual Fund Return	$1,000.00	$1,052.40	0.60%	$3.08
Hypothetical 5% Return	1,000.00	1,022.00	0.60	3.03
KraneShares MSCI China Clean Technology Index ETF
Actual Fund Return	$1,000.00	$815.40	0.80%	$3.63
Hypothetical 5% Return	1,000.00	1,021.00	0.80	4.04
KraneShares Electric Vehicles and Future Mobility Index ETF
Actual Fund Return	$1,000.00	$822.20	0.72%	$3.28
Hypothetical 5% Return	1,000.00	1,021.40	0.72	3.64
KraneShares MSCI All China Health Care Index ETF
Actual Fund Return	$1,000.00	$824.10	0.66%	$3.01
Hypothetical 5% Return	1,000.00	1,021.70	0.66	3.34
KraneShares Asia Pacific High Income Bond ETF
Actual Fund Return	$1,000.00	$1,104.60	0.70%	$3.68
Hypothetical 5% Return	1,000.00	1,021.50	0.70	3.54
KraneShares MSCI Emerging Markets ex China Index ETF
Actual Fund Return	$1,000.00	$1,157.70	0.24%	$1.29
Hypothetical 5% Return	1,000.00	1,023.80	0.24	1.21
KraneShares CICC China 5G & Semiconductor Index ETF
Actual Fund Return	$1,000.00	$977.30	0.66%	$3.26
Hypothetical 5% Return	1,000.00	1,021.70	0.66	3.34
KraneShares Value Line® Dynamic Dividend Equity Index ETF
Actual Fund Return	$1,000.00	$1,165.60	0.56%	$3.03
Hypothetical 5% Return	1,000.00	1,022.20	0.56	2.83
KFA Mount Lucas Managed Futures Index Strategy ETF
Actual Fund Return	$1,000.00	$922.30	0.90%	$4.33
Hypothetical 5% Return	1,000.00	1,020.50	0.90	4.55

Disclosure of Fund Expenses (Unaudited) (concluded)

	Beginning Account Value 10/1/2023	Ending Account Value 3/31/2024	Annualized Expense Ratios	Expenses Paid During Period(1)
KraneShares SSE STAR Market 50 Index ETF
Actual Fund Return	$1,000.00	$856.20	0.90%	$4.18
Hypothetical 5% Return	1,000.00	1,020.50	0.90	4.55
KraneShares Hang Seng TECH Index ETF
Actual Fund Return	$1,000.00	$902.60	0.70%	$3.33
Hypothetical 5% Return	1,000.00	1,021.50	0.70	3.54
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF
Actual Fund Return	$1,000.00	$1,081.90	1.18%†	$6.14
Hypothetical 5% Return	1,000.00	1,019.10	1.18 †	5.96
KraneShares Dynamic Emerging Markets Strategy ETF
Actual Fund Return	$1,000.00	$1,035.10	0.12%	$0.61
Hypothetical 5% Return	1,000.00	1,024.40	0.12	0.61
KraneShares Global Luxury Index ETF
Actual Fund Return	$1,000.00	$1,143.00	0.69%	$3.70
Hypothetical 5% Return	1,000.00	1,021.55	0.69	3.49

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period) unless otherwise indicated.
†	The annualized expense ratios include dividend expense incurred during the six-month period. Annualized dividend expense of average net assets totaled 0.48%. Had this expense not been included the ratio would have been 0.70%.

Notice To Shareholders (Unaudited)

For shareholders that do not have a March 31, 2024 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2024 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2024, the Funds are designating the following items with regard to distributions paid during the year.

Return of Capital(1)	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(2)	Qualifying Dividend Income(3)	Qualifying Business Income(4)	U.S. Government Interest(5)	Interest Related Dividends(6)	Short Term Capital Gain	Foreign Tax Credit(8)
KraneShares CSI China Internet ETF
0.00%	0.00%	100.00%	100.00%	0.00%	2.54%	0.00%	0.00%	0.11%	0.00%	0.00%
KraneShares Bosera MSCI China A 50 Connect Index ETF
0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.59%	0.00%	13.65%
KraneShares MSCI All China Index ETF
0.00%	0.00%	100.00%	100.00%	0.25%	71.02%	0.00%	0.00%	0.34%	0.00%	7.58%
KraneShares MSCI One Belt One Road Index ETF
0.00%	0.00%	100.00%	100.00%	0.00%	71.07%	0.00%	0.00%	0.42%	0.00%	10.01%
KraneShares Emerging Markets Consumer Technology Index ETF
0.00%	0.00%	100.00%	100.00%	0.00%	92.45%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares MSCI China Clean Technology Index ETF
0.00%	0.00%	100.00%	100.00%	0.00%	81.48%	0.00%	0.00%	0.70%	0.00%	0.00%
KraneShares Electric Vehicles and Future Mobility Index ETF
0.00%	0.00%	100.00%	100.00%	0.00%	96.41%	0.00%	0.00%	0.69%	0.00%	13.40%
KraneShares MSCI All China Health Care Index ETF
0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	1.04%	0.00%	17.74%
KraneShares Asia Pacific High Income Bond ETF
0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	2.46%	0.00%	0.00%
KraneShares MSCI Emerging Markets ex China Index ETF
0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.54%	0.00%	19.59%
KraneShares CICC China 5G & Semiconductor Index ETF
2.54%	0.00%	97.46%	100.00%	0.00%	100.00%	0.00%	0.00%	1.88%	0.00%	29.64%
KraneShares Value Line® Dynamic Dividend Equity Index ETF
0.00%	24.39%	75.61%	100.00%	75.56%	72.16%	7.53%	0.00%	0.15%	100.00%	0.00%
KFA Mount Lucas Managed Futures Index Strategy ETF
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares SSE Star Market 50 Index ETF
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares Hang Seng TECH Index ETF
0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	1.59%	0.00%	0.00%
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF
0.00%	0.79%	99.21%	100.00%	0.00%	17.52%	0.00%	0.00%	0.00%	100.00%	3.48%
KraneShares Dynamic Emerging Markets Strategy ETF
0.00%	0.00%	100.00%	100.00%	0.43%	60.07%	0.00%	0.00%	5.33%	0.00%	0.00%
KraneShares Global Luxury Index ETF
0.00%	0.00%	100.00%	100.00%	29.60%	100.00%	0.00%	0.00%	1.03%	0.00%	0.00%

(1)	Return of capital is a payment received from the fund that is not considered to be taxable income. The return of capital distribution is considered to be a return of the investor’s original investment and reduces the investor’s cost basis in the fund.
(2)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

Notice To Shareholders (Unaudited) (concluded)

(3)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(4)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.
(5)	“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.
(6)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions that is exempt from U.S. withholding tax when paid for foreign investors.
(7)	The percentage in this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempt from U.S. withholding tax when paid for foreign investors.
(8)	The following Funds intend to pass through a foreign tax credit to their shareholders. For the fiscal year ended March 31, 2024, the total amount of foreign source income and amount of foreign tax to be paid is as follows:

	Foreign	Foreign Tax
	Source	Credit Pass
	Income	Through
KraneShares Bosera MSCI China A 50 Connect Index ETF	$8,372,793	$1,046,326
KraneShares MSCI All China Index ETF	188,548	17,633
KraneShares MSCI One Belt One Road Index ETF	133,964	15,306
KraneShares Electric Vehicles and Future Mobility Index ETF	1,040,602	193,705
KraneShares MSCI All China Health Care Index ETF	570,991	82,760
KraneShares MSCI Emerging Markets ex China Index ETF	1,400,906	221,783
KraneShares CICC China 5G & Semiconductor Index ETF	42,197	12,306
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF	93,502	8,639

The allocable share of foreign tax credit will be reported on Form 1099-DIV.

Supplemental Information (Unaudited)

Net asset value, or “NAV”, is the price per Share at which the Funds issue and redeem Shares to Authorized Participants. It is calculated in accordance with the policies described in Note 2 in Notes to Financial Statements. The “Market Price” of the Funds generally is determined using the closing price on the stock exchange on which the Shares of the Funds are listed for trading. The Funds’ Market Price may be at, above or below their NAV. The NAV of the Funds will fluctuate with changes in the market value of their holdings. The Market Price of the Funds will fluctuate in accordance with changes in their NAV, as well as market supply and demand of Fund Shares.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Funds on a given day, generally at the time NAV is calculated. A premium is the amount that the Funds are trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Funds are trading below the reported NAV, expressed as a percentage of the NAV. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares, because Shares are bought and sold at Market Price.

Further information regarding premiums and discounts is available on the Funds’ website at https://kraneshares.com. The premium and discount information contained on the website represents past performance and cannot be used to predict future results.

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KraneShares Trust: 280 Park Avenue 32nd Floor New York, NY 10017	Distributor: SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456

Investment Adviser: Krane Funds Advisors, LLC 280 Park Avenue 32nd Floor New York, NY 10017	Administrator: SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456

Sub-Adviser: Bosera Asset Management (International) Co., Ltd. Suite 4109 Jardine House One Connaught Place Central, Hong Kong	Independent Registered Public Accounting Firm: KPMG LLP 1601 Market Street Philadelphia, PA 19103

Sub-Adviser: Nikko Asset Management Americas, Inc. 605 Third Avenue 38th Floor New York, NY 10158

Sub-Adviser: Mount Lucas Index Advisers, LLC 405 South State Street Newtown, PA, 18940

This information must be preceded or accompanied by a current prospectus for the Funds described.

KraneShares Trust:

280 Park Avenue, 32nd Floor

New York, NY 10017

KRS-AR-001-1100

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, and any person who performs a similar function. During the period covered by the report, there were no amendments to the code of ethics, and the Registrant did not grant any waivers from a provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert, John Ferguson, is an independent trustee as defined in Form N-CSR Item 3 (a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2024			2023
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$587,250	$0	N/A	$751,300	$0	N/A
(b)	Audit-Related Fees	$0	$0	N/A	$0	$0	N/A
(c)	Tax Fees(1)	$178,000	$0	N/A	$130,900	$0	N/A
(d)	All Other Fees	$9,000	$0	N/A	$6,531	$0	N/A

Notes:

(1) These services included tax return preparation and tax compliance for the Funds.

(e)(1) Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, the SEC adopted Rule 2-01 under Regulation S-X, which, among other things, requires a fund’s audit committee to pre-approve certain audit and non-audit services that are provided by its independent auditors in order to ensure the auditors’ independence. The Registrant’s Board of Trustees has established an Audit Committee that has been charged with, among other things, assisting the Board of Trustees in its oversight of: the Registrant’s independent auditors; preapproving all audit and non-audit services provided by the Registrant’s independent auditors; the integrity of the Funds’ financial statements; the independent auditors’ qualifications and independence; and the use of appropriate accounting principles.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows for KPMG:

	2024	2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by KPMG for the last two fiscal years were $0 and $0, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of the Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant’s Independent Trustees, Messrs. Patrick Campo, John Ferguson and Matthew Stroyman.

(b) Not applicable to the Registrant.

Item 6. Investments.

(a) The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Reserved.

Item 8. Reserved.

Item 9. Reserved.

Item 10. Reserved.

Item 11. Reserved.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Officer certifications as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	KraneShares Trust

By (Signature and Title)	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 6, 2024

By (Signature and Title)	/s/ Jonathan Krane
Jonathan Krane
Principal Financial Officer

Date: June 6, 2024